As filed with the Securities and Exchange            Registration No. 333-15817
Commission on April 16, 1998                         Registration No. 811-4536


                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

-------------------------------------------------------------------------------

                                    FORM S-6
                        POST-EFFECTIVE AMENDMENT NO. 2 TO
                             REGISTRATION STATEMENT
                FOR REGISTRATION UNDER THE SECURITIES ACT OF 1933
                     OF SECURITIES OF UNIT INVESTMENT TRUSTS
                            REGISTERED ON FORM N-8B-2

-------------------------------------------------------------------------------

       Variable Life Account B of Aetna Life Insurance and Annuity Company

                    Aetna Life Insurance and Annuity Company

            151 Farmington Avenue, RE4A, Hartford, Connecticut 06l56

        Depositor's Telephone Number, including Area Code: (860) 273-4686

-------------------------------------------------------------------------------

                           Julie E. Rockmore, Counsel
                    Aetna Life Insurance and Annuity Company
            151 Farmington Avenue, RE4A, Hartford, Connecticut 06l56
                (Name and Complete Address of Agent for Service)

-------------------------------------------------------------------------------

It is proposed that this filing will become effective:

             immediately upon filing pursuant to paragraph (b) of Rule 485
--------
   X         on May 1, 1998 pursuant to paragraph (b) of Rule 485
--------
             this post-effective amendment designates a new effective date for
--------
             a previously filed post-effective amendment

                             VARIABLE LIFE ACCOUNT B
                                       OF
                    AETNA LIFE INSURANCE AND ANNUITY COMPANY

                              Cross Reference Sheet

N-8B-2
Item No.  Part I - Prospectus

1         Cover Page; The Separate Account; The Company and Management

2         Cover Page; The Separate Account; The Company and Management

3         Not Applicable

4         Distribution of the Certificates

5         The Separate Account; The Company and Management

6         The Separate Account; The Company and Management

7         Not Applicable

8         Not Applicable

9         Additional Information - Legal Matters

10        The Separate Account; Certificate Rights; Certificate Choices;
          Additional Information; Miscellaneous Certificate Provisions; Termination or Change in Coverage; Allocation of Premiums - Fund Additions, Deletions or Substitutions

11        Allocation of Premiums - The Funds

12        Allocation of Premiums - The Funds

13        Charges & Fees

14        Certificate Choices

15        Allocation of Premiums; Certificate Choices; Certificate Values

16        The Separate Account; Allocation of Premiums - The Funds;
          Certificate Values

17        Certificate Rights

18        The Separate Account

19        Additional Information - Reports to Owners

20        Not Applicable

21        Certificate Rights - Certificate Loans

22        Not Applicable

N-8B-2
Item No.  Part I - Prospectus

23        The Company and Management

24        Not Applicable

25        The Company and Management

26        Not Applicable

27        The Company and Management

28        The Company and Management

29        The Company and Management

30        Not Applicable

31        Not Applicable

32        Not Applicable

33        Not Applicable

34        Not Applicable

35        Additional Information - State Regulation

36        Not Applicable

37        Not Applicable

38        Additional Information - Distribution of the Certificates

39        The Company and Management

40        Not Applicable

41        The Company and Management

42        Not Applicable

43        Not Applicable

44        Charges & Fees; Certificate Values

45        Not Applicable

46        The Separate Account; Certificate Values

47        Not Applicable

48        Not Applicable

49        Not Applicable

50        The Separate Account

51        Cover Page; Certificate Choices

52        Allocation of Premiums - Fund Additions, Deletions or Substitutions;
          Termination or Change in Coverage

N-8B-2
Item No.  Part I - Prospectus

53        Tax Matters

54        Not Applicable

55        Not Applicable

56        Not Applicable

57        Not Applicable

58        Not Applicable

59 Financial Statements of Separate Account; Financial Statements of Insurance Company

Variable Life Account B


Aetna Life Insurance and Annuity Company (the "Company")
151 Farmington Avenue
Hartford, Connecticut 06156
(800)-677-4636
Prospectus Dated May 1, 1998
Flexible Premium Group Variable Universal Life Insurance for New York State United Teachers Benefit Trust
("NYSUT Trust")


This Prospectus describes Certificates issued by the Company under a group Policy to provide life insurance coverage for certain Members of New York State United Teachers "NYSUT" and their spouses and children. The Certificates allow flexible premium payments, provided that sufficient premiums are paid to cover charges or, during the first 5 years after issuance or after a coverage increase, to qualify for the Certificate's No Lapse Coverage.

You may choose (and later change) whether the benefit payable upon the death of the insured person will generally remain constant or will vary with the Certificate's account value. You may borrow from the Certificate's account value, surrender the Certificate for any unborrowed value, make a Partial Surrender, request increases or decreases in coverage, and elect certain optional supplemental benefits (in each case subject to limitations described further in this Prospectus).

The account value is the amount of Net Premiums you have paid, increased (or decreased) by the return (positive or negative) earned thereon, after we impose the charges described in this Prospectus. You decide whether your account value is invested in Variable Life Account B under one or more Variable Options, and/or in the Fixed Account. The value in each Variable Option is not guaranteed and will vary with the investment performance of an associated Fund.



The Variable Options are:

[bullet] Aetna Ascent VP (formerly Aetna Ascent Variable Portfolio)
[bullet] Aetna Balanced VP, Inc. (formerly Aetna Investment Advisers Fund, Inc.) [bullet] Aetna Income Shares d/b/a Aetna Bond VP
[bullet] Aetna Crossroads VP (formerly Aetna Crossroads Variable Portfolio) [bullet] Aetna Variable Fund d/b/a Aetna Growth and Income VP
[bullet] Aetna Index Plus Large Cap VP (formerly Aetna Variable Index Plus
         Portfolio)
[bullet] Aetna Legacy VP (formerly Aetna Legacy Variable Portfolio)
[bullet] Aetna Variable Encore Fund d/b/a Aetna Money Market VP
[bullet] Fidelity VIP Equity-Income Portfolio
[bullet] Fidelity VIP II--Contrafund Portfolio
[bullet] Janus Aspen Aggressive Growth Portfolio
[bullet] Janus Aspen Balanced Portfolio
[bullet] Janus Aspen Growth Portfolio
[bullet] Janus Aspen Worldwide Growth Portfolio
[bullet] Oppenheimer Global Securities Fund
[bullet] Oppenheimer Strategic Bond Fund
[bullet] Portfolio Partners MFS Emerging Equities Portfolio
[bullet] Portfolio Partners MFS Research Growth Portfolio
[bullet] Portfolio Partners MFS Value Equity Portfolio
[bullet] Portfolio Partners Scudder International Growth Portfolio
[bullet] Portfolio Partners T. Rowe Price Growth Equity Portfolio


Net Premiums allocated to the Fixed Account will accumulate at rates of interest we determine. Such rates will not be less than 4% a year. Unless specifically mentioned, this Prospectus describes only the Variable Options. Not all Variable Options may be available under all Policies or in all jurisdictions. The Statement of Additional Information ("SAI") for any of the Funds may be obtained by calling (800) 677-4636.

Replacing existing insurance or supplementing an existing flexible premium variable life insurance policy with a Certificate may not be to your advantage. The Certificates have a "free look" period during which you may return the Certificate. (See Right of Certificate Examination)

The Policy and outstanding Certificates (including your coverage) may be terminated at any time, without your consent, by NYSUT Trust or in certain other circumstances. (See Termination or Change in Coverage). Also, NYSUT Trust, by agreement with the Company, may make changes in the Certificate (and your coverage) without your consent; however, if such changes result in a reduction in benefits or an increase in guaranteed charges, your consent is required.

THIS PROSPECTUS AND OTHER INFORMATION ABOUT VARIABLE LIFE ACCOUNT B REQUIRED TO BE FILED WITH THE SECURITIES AND EXCHANGE COMMISSION CAN BE FOUND IN THE SEC'S WEB SITE AT http://www.sec.gov.

BOTH THIS PROSPECTUS AND THE ATTACHED PROSPECTUS FOR ANY APPLICABLE UNDERLYING FUND SHOULD BE READ AND RETAINED FOR FUTURE REFERENCE. THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION, NOR HAS THE COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

Table of Contents

Definitions .........................................................  v
The Separate Account ................................................  1
Charges & Fees ......................................................  1
  Premium Load ......................................................  1
   Charges and Fees Assessed Against the Total Account Value.........  1
  Monthly Deduction .................................................  1
  Cost of Insurance .................................................  2
  Certificate Fee ...................................................  2
  Charges for Supplemental Benefits .................................  2
  Transfer and Partial Surrender Charges ............................  2
  Mortality and Expense Risk Charge .................................  3
  Charges Assessed Against the Underlying Funds .....................  3
Allocation of Premiums ..............................................  5
  The Funds .........................................................  5
  Mixed and Shared Funding; Conflicts of Interest ...................  7
  Fund Additions, Deletions or Substitutions ........................  7
  Fixed Account .....................................................  7
Certificate Choices .................................................  9
  Premium Payments ..................................................  9
  Commencement of Coverage ..........................................  9
  5-Year No Lapse Coverage Provision ................................ 10
  Death Benefit Options ............................................. 10
  Transfers ......................................................... 10
  Telephone Transfers ............................................... 11
  Automated Transfers (Dollar Cost Averaging) ....................... 11
Termination or Change in Coverage ................................... 12
Certificate Values .................................................. 14
  Total Account Value ............................................... 14
  Accumulation Unit Value ........................................... 14
  Maturity Value .................................................... 14
Certificate Rights .................................................. 15
  Full Surrenders ................................................... 15
  Partial Surrenders ................................................ 15
  Paid-Up Nonforfeiture Option ...................................... 15
  Grace Period ...................................................... 16
  Reinstatement of a Lapsed Certificate ............................. 16
  Certificate Loans ................................................. 17
Certificate Changes ................................................. 18
  Increase in Specified Amount ...................................... 18
  Decrease in Specified Amount ...................................... 18
  Change in Death Benefit Option .................................... 18
  Right of Certificate Examination .................................. 19
  Supplemental Benefits ............................................. 19
Certificate Settlement .............................................. 19
  Settlement Options ................................................ 20
  Calculation of Variable Payment Settlement Option Values .......... 21
The Company and Management .......................................... 21

Additional Information ............................................ 24
  Reports to Owners ............................................... 24
  Right to Instruct Voting of Fund Shares ......................... 24
  State Regulation ................................................ 24
  Legal Matters ................................................... 24
  The Registration Statement ...................................... 24
  Distribution of the Certificates ................................ 25
  Independent Auditors ............................................ 25
  Year 2000 ....................................................... 25
Tax Matters ....................................................... 26
  Federal Tax Status of the Company ............................... 26
  Life Insurance Qualification .................................... 26
  General Rules ................................................... 26
  Modified Endowment Contracts .................................... 27
  Diversification Standards ....................................... 28
  Investor Control ................................................ 28
  Withholding ..................................................... 28
  Other Tax Considerations ........................................ 29
Miscellaneous Certificate Provisions .............................. 29
  The Certificates ................................................ 29
  Payment and Deferral of Benefits ................................ 29
  Suicide and Incontestability .................................... 29
  Protection of Proceeds .......................................... 29
  Nonparticipation ................................................ 30
  Changes in Owner and Beneficiary; Assignment .................... 30
  Performance Reporting and Advertising ........................... 30
  Illustrations of Death Benefit and Total Account Values.......... 30
Financial Statements of the Separate Account ......................S-1
Financial Statements of the Company ...............................F-1


THIS PROSPECTUS DOES NOT CONSTITUTE AN OFFER IN ANY JURISDICTION IN WHICH SUCH OFFERING MAY NOT BE LAWFULLY MADE. NO DEALER, SALESMAN OR OTHER PERSON IS AUTHORIZED TO GIVE ANY INFORMATION OR MAKE ANY REPRESENTATIONS IN CONNECTION WITH THIS OFFERING OTHER THAN THOSE CONTAINED IN THIS PROSPECTUS, OR OTHER SALES MATERIAL AUTHORIZED BY THE COMPANY AND, IF GIVEN OR MADE, SUCH OTHER INFORMATION OR REPRESENTATIONS MUST NOT BE RELIED UPON.

THE PURPOSE OF THE CERTIFICATES IS TO PROVIDE INSURANCE PROTECTION. LIFE INSURANCE IS A LONG-TERM INVESTMENT. OWNERS SHOULD CONSIDER THEIR NEED FOR INSURANCE COVERAGE AND THE CERTIFICATES' LONG-TERM INVESTMENT POTENTIAL. NO CLAIM IS MADE THAT THE CERTIFICATES ARE IN ANY WAY SIMILAR OR COMPARABLE TO AN INVESTMENT IN A MUTUAL FUND.

Definitions

Accumulation Unit: A unit used to measure the value of the Owner's interest in each applicable Variable Option. An Accumulation Unit is used to calculate the value of the variable portion of a Certificate before the election of a Settlement Option.

Attained Age: A person's age (as of his or her closest birthday) on the Certificate Issue Date, plus the number of full Certificate Years elapsed.

Amount at Risk: The Death Benefit under a Certificate divided by 1.0032737, minus the Certificate's Total Account Value.

Annuitant: A person whose life determines the amount of life contingent annuity payments.

Annuity: A series of payments for life or for a definite period.

Basic Monthly Premium: The minimum amount of premium that must be paid to maintain the 5- year No Lapse Coverage in effect, assuming there have been no Certificate Loans or Partial Surrenders.

Certificate Loan: The amount received by borrowing from the Total Account
Value.

Certificate Year/Certificate Anniversary: The first Certificate Year is the 12 month period beginning on the Issue Date of the Certificate. Your Certificate Anniversary is the Certificate Issue Date plus 1 Year, 2 Years, etc.

Company: Aetna Life Insurance and Annuity Company.

Cost of Insurance: A monthly charge related to the Company's expected mortality cost for an Insured's basic insurance coverage under a Certificate, not including any supplemental benefit provision that you may elect through a Certificate rider. It is equal to the Amount at Risk for the Insured on the Monthly Deduction Day, multiplied by that Insured's monthly Cost of Insurance rate.

Death Benefit: The amount, described in the Death Benefit Options section, which is payable following an Insured's death, subject to all provisions contained in the Certificate.

Death Benefit Option: Either of the two methods that you may elect for determining a Death Benefit.

Fixed Account: A non-variable funding option available under the Certificates that guarantees a minimum interest rate of 4% per year.

Fixed Account Value: The non-loaned portion of a Certificate's Total Account Value attributable to its non-variable portion. The Fixed Account Value is part of the general assets of the Company.

Full Surrender: Your right to terminate a Certificate in exchange for payment of its Surrender Value.

Fund(s):One or more of the open-end management investment companies (mutual fund), or a separate series thereof, whose shares are purchased by the Separate Account to fund the benefits provided by the Certificates.

Grace Period: The 61-day period beginning on any Monthly Deduction Day on which a Certificate's Surrender Value is insufficient to cover the current Monthly Deduction. A similar Grace Period also applies if the amount of any loan and any accrued loan interest exceeds the Total Account Value. The Certificate will lapse without value at the end of the 61-day period unless a sufficient payment is received by the Company or unless the 5-year No Lapse Coverage is in effect.

Home Office: The Company's principal executive offices at 151 Farmington Avenue, Hartford, Connecticut 06156.

Insured: The person on whose life a Certificate is issued. In order to be eligible for coverage initially, or to continue to be covered, an Insured must be (a) a Member or (b) an Insured Member's spouse. However, no coverage is available for persons described in clause (b) whose attained Age is 80 or older at the Issue Date of their Certificate.

Issue Date: The Issue Date for a Certificate, or for a Specified Amount increase, is stated in the Certificate Specifications or Supplemental Certificate Specifications in your Certificate.

Loan Account Value: The sum of all unpaid Certificate Loans. The amount necessary to repay Certificate Loans in full is the Loan Account Value plus any accrued interest.

Loan Value: Is 90% of the Total Account Value of a Certificate.

Maturity Date: The Certificate Anniversary on which the Insured's Attained Age is 100.

Member: An eligible member of NYSUT or a NYSUT agency fee payer.

Monthly Deduction: A monthly charge assessed against the Total Account Value, which includes the Cost of Insurance, the Certificate fee and any charges for supplemental benefit riders.

Monthly Deduction Day: The first Monthly Deduction Day is the Issue Date. Monthly Deduction Days occur each month thereafter on the same day as the Issue Date of the Certificate.

Net Premium: The Net Premium is equal to the amount of the premium paid less the then-current Premium Load deduction.

Net Single Premium: The amount required to purchase a guaranteed benefit if allocated to the Fixed Account, using the Insured's Age and premium class. The Net Single Premium is determined using a guaranteed interest rate of 4% per year and the Certificate's guaranteed maximum Cost of Insurance rates.

No Lapse Coverage: A provision in the Certificate providing that, if at least the Basic Monthly Premiums are paid, a Certificate will remain in force for a period of at least 5 years beginning on the Issue Date or the Issue Date of an increase in Specified Amount, even if the Surrender Value is insufficient to pay the current Monthly Deduction.

Owner:The person to whom a Certificate is issued; the Owner is entitled to exercise all rights under the Certificate and is also referred to as "You".

Partial Surrender: The amount you can receive in cash by surrendering a part of a Certificate.

Planned Premiums: Premiums we agree to bill.

Policy: The group life insurance contract owned by NYSUT Trust, pursuant to which the Certificates are issued. The Certificates are subject to the terms of the Policy.

Pro-Rata Basis: In the same proportion that each of the Variable Options and the Fixed Account Value under a Certificate bear to the sum of Certificate's Separate Account Value and Fixed Account Value.

SEC: Securities and Exchange Commission.

Separate Account: A separate account maintained by the Company for the purpose of funding the Certificates; Variable Life Account B.

Separate Account Value: The portion of a Certificate's Total Account Value attributable to the variable portion of the Certificate. For any Variable Option, it is the Accumulation Unit Value for that Variable Option multiplied by the number of Accumulation Units for that Variable Option credited to the Certificate.

Settlement Option(s): The method(s) by which payment may be made from a Death Benefit or upon the Maturity Date or the Full Surrender of a Certificate.

Specified Amount: The amount chosen by the Owner at enrollment and used in determining the Death Benefit. It may be increased or decreased as described in this Prospectus.

Surrender Value: The Total Account Value on the date of surrender, less the Loan Account Value and less any accrued interest.

Total Account Value: The sum of the Fixed Account Value, the Separate Account Value and the Loan Account Value.

Valuation Date: The date and time at which the Accumulation Unit Value of a Variable Option is calculated. Currently, this calculation occurs after the close of business of the New York Stock Exchange on any normal business day, Monday through Friday, that the New York Stock Exchange is open.

Valuation Period: The period of time between successive Valuation Dates.

Variable Option: One or more of the variable funding options available under the Certificate as described in this Prospectus.

We, our, us, Company: Aetna Life Insurance and Annuity Company.

Written Request: A request in writing, in a form satisfactory to us and received by us at the Home Office.

You, your: The person entitled to purchase or exercise any rights or privileges under a Certificate or a Settlement Option. This is generally the Owner (or, during a Settlement Option, the payee).

The Separate Account

The Separate Account that supports the Variable Options is our Variable Life Account B. Amounts allocated to the Separate Account are invested in the Funds. Each of the Funds is an open-end management investment company (mutual fund), or a separate series thereof, whose shares are purchased by the Separate Account to fund the benefits provided by the Certificates. The Funds currently available under the Separate Account, including their investment objectives and their investment advisers, are described in this Prospectus. Complete descriptions of the Funds' investment objectives and restrictions and other material information relating to an investment in the Funds are contained in the prospectuses for each of the Funds which are attached to this Prospectus.

Variable Life Account B was established pursuant to a June 18, 1986 resolution of the Board of Directors of the Company. Under Connecticut Insurance Law, the income, gains or losses of the Separate Account are credited to the Separate Account without regard to the other income, gains or losses of the Company. The Separate Account's assets are held for the Company's variable life insurance policies. Any and all distributions made by the Funds with respect to Fund shares held by the Separate Account will be reinvested in additional Fund shares at net asset value. The assets maintained in the Separate Account that are not in excess of the Separate Account's reserves and other liabilities attributable to variable life insurance policies will not be charged with any liabilities arising out of any other business conducted by the Company. The Company is, however, responsible for meeting all obligations under the Certificates to the Owners.

The Separate Account is registered with the SEC as a unit investment trust under the Investment Company Act of 1940 (the "1940 Act") and meets the definition of separate account under the federal securities laws. Such registration does not involve any approval or disapproval by the SEC of the Separate Account or the Company's management or investment practices or policies. The Company does not guarantee the Separate Account's investment performance.




Charges & Fees

Premium Load

Before a premium is allocated to the Certificate's Total Account Value, 8% of the premium is deducted to cover certain expenses and taxes associated with the sales, start-up and maintenance costs of the Certificates. We reserve the right to increase this charge to not more than 10% under both new and previously-issued Certificates.

Charges and Fees Assessed Against the Total Account Value

Charges and fees assessed against the Total Account Value will be deducted from each of a Certificate's Variable Options and Fixed Account Value on a Pro Rata Basis.

Monthly Deduction

The Monthly Deduction includes the Cost of Insurance, a Certificate fee, and any charges for supplemental benefits. Monthly Deductions begin on the Issue Date, even if the Issue Date is earlier than the date the application form for a Certificate is signed, and occur on each Monthly Deduction Day thereafter. If the Certificate's issuance is delayed due to underwriting requirements, the charges will not be assessed until the underwriting is complete and the application for the Certificate is approved.

As to when insurance coverage and investment performance commence under a Certificate, see Enrollment and Commencement of Coverage.

Cost of Insurance

The Cost of Insurance charge is related to the Company's expected mortality cost for your base insurance coverage under a Certificate, not including any supplemental benefits that you may elect through a Certificate rider. The Cost of Insurance charge is equal to the Certificate's Amount at Risk on the Monthly Deduction Day, multiplied by a monthly Cost of Insurance rate. Our Amount at Risk at any time is approximately the difference between the Certificate's then-applicable Death Benefit and its Total Account Value. An increase in the Total Account Value or a decrease in the Death Benefit will result in a smaller Cost of Insurance charge, while a decrease in the Total Account Value or an increase in the Death Benefit will result in a larger Cost of Insurance charge.


The Cost of Insurance rate generally increases over the life of a Certificate and is based on the Insured's Attained Age and the Insured's risk class. The Cost of Insurance rates for standard risk Insureds will not exceed those based on a 50% male/50% female blend under the 1980 Commissioners Standard Ordinary Mortality Table, smoker or non-smoker (1980 Tables). Substandard risk Insureds will have monthly deductions based on Cost of Insurance rates which may be higher than those set forth in the 1980 Tables. A table of guaranteed maximum Cost of Insurance rates per $1,000 of the Amount at Risk will be included in each Certificate. Subject to the applicable guaranteed maximum rates, the monthly Cost of Insurance rates may be adjusted by us from time to time.

Current cost of insurance rates are generally lowest for Certificates having Specified Amounts of at least $250,000. We expect to review our current cost of insurance rates on at least an annual basis in light of the actual mortality experience of participants under the NYSUT Trust group Policy. In many cases, we expect that these periodic reviews will result in upward or downward revisions to the current Cost of Insurance rates that apply both to previously and subsequently-issued Certificates. Cost of Insurance rates will be the same for male and female insureds, and will generally be lower for non-smokers than for smokers. We also offer preferred Cost of Insurance rates for both smokers and non-smokers who meet more stringent requirements than do standard risk smokers and non-smokers, respectively. If an Insured classified "smoker" changes his smoking habits so as to fall within our non-smoker category, you may make a Written Request for reclassification after the first Certificate Year.

Cost of Insurance rates for an increase in Specified Amount for which evidence of insurability has been provided will be based on the Insured's risk class at the time of the increase.

Certificate Fee

The Monthly Deduction also includes a Certificate fee of $14 a month during the first Certificate Year from the Issue Date of the Certificate or increases and $6 a month thereafter. This charge is for administrative expenses, such as risk underwriting and Certificate issuance, premium billing and collection, Certificate value calculation, confirmation of Certificate transactions, and periodic reports to Owners. We reserve the right to raise this charge, both for new and previously issued Certificates, to not more than $19 a month during the first Certificate Year from the Issue Date of the Certificate or increases and $11 a month thereafter. The monthly Certificate fee is not expected to exceed our actual administrative costs.

Charges for Supplemental Benefits

If you elect any supplemental benefits through adding riders to the Certificate, a supplemental benefits charge may be included in the Monthly Deduction amount. The amount of any charge will vary depending upon the actual supplemental benefits selected and is described on each applicable Certificate rider.

Transfer and Partial Surrender Charges

We reserve the right to charge an administrative fee of up to $25 for each transfer between investment options in excess of 12 transfers per year. For Partial Surrenders, we reserve the right to charge an administrative fee of $25 or, if less, 2% of the surrender amount.

Mortality and Expense Risk Charge

A mortality and expense risk charge will be deducted from the Separate Account Value to compensate the Company for the aggregate mortality and expense risk assumed in connection with the Certificates. The mortality risk assumed by the Company is that Insureds, as a group, may live for a shorter period of time than estimated and that the Company will, therefore, pay Death Benefits before it is able to collect sufficient amounts of Cost of Insurance charges. The expense risk assumed is that expenses incurred in issuing and administering the Certificates and operating the Separate Account will be greater than the administrative charges that the Company can impose for such expenses. We expect to earn a profit from this charge.

The mortality and expense risk charge will be deducted daily and currently equals an annual rate of 0.85% of the average daily net assets of the Separate Account during the first 10 Certificate years and 0% thereafter. Because the Certificates were first offered for sale in 1997, the planned deduction after the tenth year has not yet gone into effect for any outstanding Certificate. The Company reserves the right to increase or decrease the mortality and expense risk charge if it believes that circumstances have changed so that current charges are no longer appropriate. However, in no event will the charge exceed 1.25% of average daily net assets on an annual basis. Beginning in Certificate year 11 the Annual rate is guaranteed not to exceed 0.40% of net assets on an annual basis.

The Separate Account currently is not subject to any taxes. However, if taxes are assessed against the Separate Account, we reserve the right to assess taxes against the Separate Account Value.

Charges Assessed Against the Underlying Funds

The following table illustrates the investment advisory fees, other expenses and total expenses paid by each of the Funds as a percentage of average net assets based on figures for the year ended December 31, 1997 unless otherwise indicated:


                                                                    Investment
                                                                  Advisory Fees(1)   Other Expenses     Total Fund
                                                                  (after expense     (after expense       Annual
                                                                  reimbursement)     reimbursement)      Expenses
                                                                 ----------------   ----------------   -----------
Aetna Ascent VP(2)(3)                                                   0.57%              0.23%           0.80%
Aetna Balanced VP, Inc.(3)                                              0.50%              0.10%           0.60%
Aetna Bond VP(3)                                                        0.40%              0.10%           0.50%
Aetna Crossroads VP(2)(3)                                               0.55%              0.25%           0.80%
Aetna Growth and Income VP(3)                                           0.50%              0.09%           0.59%
Aetna Index Plus Large Cap VP(2)(3)                                     0.32%              0.23%           0.55%
Aetna Legacy VP(2)(3)                                                   0.49%              0.31%           0.80%
Aetna Money Market VP(3)                                                0.25%              0.10%           0.35%
Fidelity VIP Equity-Income Portfolio(4)                                 0.50%              0.08%           0.58%
Fidelity VIP II Contrafund Portfolio(4)                                 0.60%              0.11%           0.71%
Janus Aspen Aggressive Growth Portfolio(5)                              0.73%              0.03%           0.76%
Janus Aspen Balanced Portfolio(5)                                       0.76%              0.07%           0.83%
Janus Aspen Growth Portfolio(5)                                         0.65%              0.05%           0.70%
Janus Aspen Worldwide Growth Portfolio(5)                               0.66%              0.08%           0.74%
Oppenheimer Global Securities Fund                                      0.70%              0.06%           0.76%
Oppenheimer Strategic Bond Fund                                         0.75%              0.08%           0.83%
Portfolio Partners MFS Emerging Equities Portfolio(6)(7)                0.68%              0.13%           0.81%
Portfolio Partners MFS Research Growth Portfolio(6)(7)                  0.70%              0.15%           0.85%
Portfolio Partners MFS Value Equity Portfolio(6)                        0.65%              0.25%           0.90%
Portfolio Partners Scudder International Growth Portfolio(6)            0.80%              0.20%           1.00%
Portfolio Partners T. Rowe Price Growth Equity Portfolio(6)             0.60%              0.15%           0.75%

(1) Certain of the Fund advisers reimburse the Company for administrative costs incurred in connection with administering the Funds as variable funding options under the Contract. These reimbursements are paid out of the investment advisory fees and are not charged to investors.

(2) Effective May 1, 1998, the Portfolios' adviser has agreed to waive a portion of its fee or to reimburse certain expenses so that aggregate expenses do not exceed the total expenses shown above. These fee waiver/expense reimbursement arrangements will increase total return and may be modified or terminated at any time.

    Without these fee waiver/expense reimbursement arrangements Management Fees and Total Expenses for the Portfolio would be higher. Management Fees and Total Expenses would be as follows: 0.60% and 0.83% for Ascent VP; 0.60% and 0.85% for Crossroads VP; 0.35% and 0.58% for Index Plus Large Cap VP, and 0.60% and 0.91% for Legacy VP, respectively.

(3) Prior to May 1, 1998, the investment adviser provided administrative services to the Fund and assumed the Fund's ordinary recurring direct costs under an Administrative Services Agreement. Effective May 1, 1998, the investment adviser will continue to provide administrative services to the Fund but will no longer assume all of the Fund's ordinary recurring direct costs under the Administrative Services Agreement. The Administrative Fee is 0.075% on the first $5 billion in assets and 0.050% on all assets over $5 billion. The "Other Expenses" shown are not based on actual figures for the year ended December 31, 1997, but reflect the fee payable under the new Administrative Services Agreement and estimates of the Fund's ordinary recurring direct costs.

(4) A portion of the brokerage commissions that certain funds pay was used to reduce fund expenses. In addition, certain funds have entered into arrangements with their custodian whereby credits realized, as a result of uninvested cash balances were used to reduce custodian expenses. Including these reductions, the total operating expenses would have been 0.57% for Equity-Income Portfolio and 0.68% for Contrafund Portfolio.

(5) Management fees for Aggressive Growth, Balanced, Growth and Worldwide Growth Portfolios reflect a reduced fee schedule effective July 1, 1997. The management fees shown above are based on the new rate applied to net assets as of December 31, 1997. Other expenses are based on gross expenses of the Shares before expense offset arrangements for the fiscal year ended December 31, 1997. The information for each Portfolio is net of fee waivers or reductions from Janus Capital. Fee reductions for the Aggressive Growth, Balanced, Growth and Worldwide Growth Portfolios reduce the management fee to the level of the corresponding Janus retail fund. Other waivers, if applicable, are first applied against the management fee and then against other expenses. Without such waivers or reductions, the Management Fee, Other Expenses and Total Operating Expenses for the Shares would have been 0.74%, 0.04%, and 0.78% for Aggressive Growth Portfolio; 0.77%, 0.06%, and 0.83% for Balanced Portfolio; 0.74%, 0.04%, and 0.78%
    for Growth Portfolio; and 0.72%, 0.09%, and 0.81% for Worldwide Growth Portfolio, respectively. Janus Capital may modify or terminate the waivers or reductions at any time upon at least 90 days' notice to the Trustees.

(6) Each Portfolio's aggregate expenses are contractually limited to the advisory and administrative fees disclosed above. The investment adviser will not seek an increase in its advisory or administrative fee at any time prior to May 1, 1999.

(7) The advisory fee is 0.70% of the first $500 million in assets and 0.65% on the excess.


For further details on each Fund's expenses, please refer to that Fund's prospectus.

Allocation of Premiums

You may allocate all or a part of your Net Premiums to the Funds currently available through the Separate Account in connection with a Certificate and/or you may allocate all or a part of your Net Premiums to the Fixed Account.

The Funds

The investment results of the Funds, whose investment objectives are described below, are likely to differ significantly. There is no assurance that any of the Funds will achieve their respective investment objectives. Investment in some of the Funds involves special risks, which are described in their respective prospectuses. You should read the attached prospectuses for the Funds and consider carefully, and on a continuing basis, which Fund or combination of Funds is best suited to your long-term investment objectives. Except where otherwise noted, all of the Funds are diversified, as defined in the Investment Company Act of 1940. Aetna Variable Fund seeks to maximize total return through investments in a diversified portfolio of common stocks and securities convertible into common stocks.(1)


[bullet] Aetna Balanced VP, Inc. (formerly Aetna Investment Advisers Fund,
         Inc.) seeks to maximize investment return, consistent with reasonable safety of principal by investing in a diversified portfolio of one or more of the following asset classes: stocks, bonds and cash equivalents, based on the investment adviser's judgment of which of those sectors or mix thereof offers the best investment prospects.(1)

[bullet] Aetna Income Shares d/b/a Aetna Bond VP seeks to maximize total return, consistent with reasonable risk, through investments in a diversified portfolio consisting primarily of debt securities.(1)

[bullet] Aetna Variable Fund d/b/a Aetna Growth and Income VP seeks to maximize total return through investments in a diversified portfolio of common stocks and securities convertible into common stock.(1)

[bullet] Aetna Variable Encore Fund d/b/a Aetna Money Market VP seeks to provide high current return, consistent with preservation of capital and liquidity, through investment in high-quality money market instruments. An investment in the Fund is neither insured nor guaranteed by the U.S. Government.(1)

[bullet] Aetna Generation Portfolios, Inc.--Aetna Ascent VP (formerly Aetna
         Ascent Variable Portfolio) seeks to provide capital appreciation. The Portfolio is designed for investors who have an investment horizon exceeding 15 years and who have a high level of risk tolerance. (1)

[bullet] Aetna Generation Portfolios, Inc.--Aetna Crossroads VP (formerly Aetna
         Crossroads Variable Portfolio) seeks to provide total return (i.e., income and capital appreciation, both realized and unrealized). The Portfolio is designed for investors who have an investment horizon exceeding 10 years and who have a moderate level of risk tolerance.(1)


[bullet] Aetna Generation Portfolios, Inc.--Aetna Legacy VP (formerly Aetna
         Legacy Variable Portfolio) seeks to provide total return consistent with preservation of capital. The Portfolio is designed for investors who have an investment horizon exceeding five years and who have a low level of risk tolerance.(1)

[bullet] Aetna Variable Portfolios, Inc.--Aetna Index Plus Large Cap VP
         (formerly Aetna Variable Index Plus Portfolio) seeks to outperform the total return performance of publicly traded common stocks represented by the S&P 500 Composite Stock Price Index.(1)

[bullet] Fidelity Investments Variable Insurance Products Fund--Equity-Income
         Portfolio seeks reasonable income by investing primarily in income-producing equity securities. In selecting investments, the Fund also considers the potential for capital appreciation.(2)

[bullet] Fidelity Investments Variable Insurance Products Fund II--Contrafund
         Portfolio seeks maximum total return over the long term by investing mainly in securities of companies whose value the investment adviser believes is not fully recognized by the public.(2)

[bullet] Janus Aspen Series--Aggressive Growth Portfolio is a nondiversified portfolio that seeks long-term growth of capital. The Portfolio pursues its investment objective by normally investing at least 50% of its equity assets in securities issued by medium-sized companies. Medium-sized companies are those whose market capitalizations fall within the range of companies in the S&P MidCap 400 Index, which as of December 31, 1997 included companies with capitalizations between approximately $213 million and $13.7 billion, but which is expected to change on a regular basis.(3)

[bullet] Janus Aspen Series--Balanced Portfolio seeks long-term capital growth, consistent with preservation of capital and balanced by current income. The Portfolio pursues its investment objective by, under normal circumstances, investing 40%-60% of its assets in securities selected primarily for their growth potential and 40%-60% of its assets in securities selected primarily for their income potential.(3)


[bullet] Janus Aspen Series--Growth Portfolio seeks long-term growth of capital in a manner consistent with the preservation of capital. The Portfolio pursues its investment objective by investing primarily in common stocks of issuers of any size. This Portfolio generally invests in larger, more established issuers.(3)

[bullet] Janus Aspen Series--Worldwide Growth Portfolio seeks long-term growth of capital in a manner consistent with the preservation of capital. The Portfolio pursues its investment objective primarily through investments in common stocks of foreign and domestic issuers.(3)

[bullet] Oppenheimer Global Securities Fund seeks long-term capital appreciation by investing a substantial portion of its assets in securities of foreign issuers, "growth-type" companies, cyclical industries and special situations which are considered to have appreciation possibiities but which may be considered to be speculative.(4)

[bullet] Oppenheimer Strategic Bond Fund seeks a high level of current income principally derived from interest on debt securities and seeks to enhance such income by writing covered call options on debt securities. The Fund intends to invest principally in: (i) foreign government and corporate debt securities, (ii) securities of the U.S. Government and its agencies and instrumentalities ("U.S. Government securities"), and (iii) lower-rated high yield domestic debt securities, commonly known as "junk bonds", which are subject to a greater risk of loss of principal and nonpayment of interest than higher-rated securities. These securities may be considered to be speculative. Current income is not an objective.(4)

[bullet] Portfolio Partners, Inc. --MFS Emerging Equities Portfolio seeks to provide long-term growth of capital. Dividend and interest income from portfolio securities, if any, is incidental to the Portfolio's investment objective.(5)(a)

[bullet] Portfolio Partners, Inc.--MFS Research Growth Portfolio seeks long-term growth of capital and future income.(5)(a)

[bullet] Portfolio Partners, Inc.--MFS Value Equity Portfolio seeks capital appreciation. Dividend income, if any, is a consideration incidental to the Portfolio's objective of capital appreciation. (5)(a)

[bullet] Portfolio Partners, Inc.--Scudder International Growth Portfolio seeks long-term growth of capital primarily through a diversified portfolio of marketable foreign equity securities. (5)(b)

[bullet] Portfolio Partners, Inc.--T. Rowe Price Growth Equity Portfolio seeks long-term growth of capital and, secondarily, to increase dividend income by investing primarily in common stocks of well established growth companies. (5)(c)

   Investment Advisers for each of the Funds:

   (1)Aeltus Investment Management, Inc.

   (2)Fidelity Management & Research Company

   (3)Janus Capital Corporation

   (4)OppenheimerFunds, Inc.

   (5)Aetna Life Insurance and Annuity Company (Adviser);
      (a)Massachusetts Financial Services Company ("MFS")(Subadviser)
      (b)Scudder Kemper Investments, Inc. (Subadviser)
      (c)T. Rowe Price Associates, Inc. (Subadviser)


     Some of the above Funds may use instruments known as derivatives as part of their investment strategies, as described in their respective prospectuses. The use of certain derivatives such as inverse floaters and principal only debt instruments may involve higher risk of volatility to a Fund. The use of leverage in connection with derivatives can also increase risk of losses. See the prospectus for each Fund for a discussion of the risks associated with an investment in that Fund. You should also refer to the attached prospectuses of the Funds for more complete information about their investment policies and restrictions.

Mixed and Shared Funding; Conflicts of Interest

Shares of the Funds are available only to insurance company separate accounts which fund variable annuity contracts and variable life insurance policies, including the Certificates described in this Prospectus. Fund shares are offered to separate accounts of the Company and its affiliates and of insurance companies that are not affiliated with the Company. It is conceivable that, in the future, it may not be advantageous for variable life insurance separate accounts and variable annuity separate accounts to invest in a Fund simultaneously, since the interests of the participants in such accounts may differ. Although neither the Company nor the Funds currently foresees any such disadvantages either to variable life insurance or to variable annuity participants, each Fund's Board of Trustees/Directors has agreed to monitor events in order to identify any material irreconcilable conflicts which may possibly arise and to determine what action, if any, should be taken in response thereto. If such a conflict were to occur, one of the separate accounts might withdraw its investment in a Fund. This might force that Fund to sell portfolio securities at disadvantageous prices.

Fund Additions, Deletions or Substitutions

The Company may add additional Funds as investment options under your Certificate at any time. The Company may also stop accepting payments into a Fund at any time although amounts you have deposited in those Funds could stay in the Fund. Any dividends or capital gains earned on the Fund could be reinvested in the Fund. The Company also has the right to replace shares of a Fund with shares of another Fund if the Company believes that the Fund is no longer appropriate as an investment option under the Certificate. To do any of these actions, the Company must comply with the terms of the 1940 Act and with any insurance laws or regulations that would apply at the time. The Company would provide notice to you before it would replace a Fund or close a Fund to new payments and will also provide notice about any new Fund that is added.

Fixed Account

Interests in the Fixed Account have not been registered with the SEC, in reliance upon an exclusion under the Securities Act of 1933. However, disclosures in this Prospectus regarding the Fixed Account may be subject to certain generally applicable provisions of the federal securities laws relating to the accuracy and completeness of the statements. Disclosure in this Prospectus relating to the Fixed Account has not been reviewed by the SEC.

The Fixed Account is a fixed funding option available under the Certificates under which the Company credits interest at rates that it declares from time to time. These rates are in the Company's sole discretion, except that the Company guarantees a 4% minimum annual interest rate on amounts in the Fixed Account (the Fixed Account Value), compounded monthly. Current interest rates may also vary depending on when an amount was allocated to the Fixed Account.

The Fixed Account is supported by the general assets of the Company. The general assets of the Company include all assets of the Company other than those held in legally-segregated separate accounts sponsored by the Company or its affiliates. The Company will invest the assets attributable to the Fixed Account in those assets chosen by the Company, as allowed by applicable law for investment of its general assets. Such assets, and any investment income therefrom are solely the property of the Company.

Certificate Choices

Premium Payments

The Certificates are flexible premium variable universal life insurance in that, within limits, the Owner has the right to decide when to make premium payments and in what amounts. Each Certificate specifies Planned Premiums and Basic Monthly Premiums. However, payment of Planned or Basic Monthly Premiums will not, except as noted below, guarantee that your Certificate will remain in force. Conversely, failure to pay such premiums will cause your Certificate to lapse. Not paying an amount at least equal to your Basic Monthly premiums will cause the Certificate's 5-year No Lapse Coverage not to be applicable. (See No Lapse Coverage)

Planned Premiums are those premiums you request and we agree to bill on an annual, semiannual, quarterly or other periodic basis. Pre-authorized automatic monthly check payments or salary or pension deduction arrangements through the Member's employer may also be arranged. You may change your Planned Premium at any time by submitting a Written Request to us. Premiums paid by payroll deduction are generally forwarded by your employer to NYSUT Trust, which forwards them to us. We are not responsible for errors and delays caused by or other conduct of your employer or NYSUT Trust.

We may require evidence of insurability if payment of any premium would increase the difference between the Death Benefit and the Total Account Value (thus increasing our Amount at Risk). If satisfactory evidence of insurability is requested and not provided, we will refund any refused premium without interest and without participation of such amount in the Funds. We may also refuse to accept any premium payment (other than one required to keep a Certificate in force) if it would cause the Certificate to fail to be treated as life insurance for federal income tax purposes. Finally, premiums paid in excess of the Planned Premium or an increase in your Planned Premium may cause the Certificate to be classified as a "Modified Endowment Contract" for federal income tax purposes. (See Tax Matters) In that case, we will mail you a notification and, if you wish to avoid Modified Endowment Contract status, we will refund the excess premium, without interest and without participation in the Funds.

Commencement of Coverage

The insurance coverage under a Certificate starts when we have approved the insurance based on the application and any other information required to be submitted by the Insured, we or our representative have received at least the first Basic Monthly Premium and the Insured is eligible for coverage. Therefore, coverage may not commence until some time after you submit an application for a Certificate.


If, however, you submit at least the full first Basic Monthly Premium for the billing frequency or a completed Payroll Deduction Authorization with your application, and if certain other requirements are met, we may offer immediate temporary fixed insurance coverage. For more information about the availability, terms and conditions of this coverage, you should consult your Aetna representative, who can also provide you with a copy of our conditional receipt.


The Issue Date of a Certificate is generally the date that we approve a Certificate. Under limited circumstances, however, we may backdate a Certificate, upon request, by assigning an Issue Date that is up to six months earlier than otherwise would apply. Backdating may be desirable, for example, so that you can purchase coverage at lower Cost of Insurance rates based on a younger insurance Age. For a backdated Certificate, you must pay the cost of insurance and other charges from the Issue Date to the Issue Date that would have applied without backdating, notwithstanding that insurance coverage was not in effect and no interest or investment return is credited for that period.

Your initial premium payment is credited to and begins to earn a return in the Separate Account or the Fixed Account on the Issue Date of the Certificate or the date that at least the first Basic Monthly Premium is received at our Home

Office, whichever is later. After the first premium payment, all premiums must be sent to our Home Office. These and all other premiums will be deemed received when actually received at the Home Office together with any identifying information we require from the Member's employer or NYSUT Trust. Your premium payments will be allocated as you have directed, effective at the end of the Valuation Period in which each payment is received in the Home Office.

You may reallocate your future premium payments at any time. Allocations must be changed in whole percentages. The change will be effective with the next premium payment after we receive your request. We will send you confirmation of the change. (See Transfers)

5-Year No Lapse Coverage Provision

A Certificate will not enter a Grace Period--and therefore will not terminate--within the 5-year period after its Issue Date or the Issue Date of any Specified Amount increase that you have requested, if required premiums are paid as follows: the Certificate will not enter a Grace Period on any Monthly Deduction Day within such a 5-year period, if the sum of premiums paid within that period equals or exceeds (a) the sum of the Basic Monthly Premiums for each Certificate Month from the start of the period, including the current month; plus (b) any Partial Surrenders since the start of the period; plus (c) any increase in the Loan Account Value since the start of the period.

If these requirements are not met on any Monthly Deduction Day within the 5-year period, and the Surrender Value is less than the Monthly Deduction for that day, the Certificate will enter the Grace Period. Additional premium payments must then be paid to prevent the termination of the Certificate. (See Grace Period)

We will accumulate any amounts of Monthly Deduction that, as a result of the No Lapse Coverage, we have not collected, and we will collect such amounts from any Surrender Value resulting from subsequent Net Premiums that you pay. Also, once the No Lapse Coverage is no longer in effect as to your Certificate, your Certificate may lapse unless you pay sufficient premiums to permit us to collect the full amount of previously uncollected Monthly Deductions, if any. (See Grace Period)

Death Benefit Options

At the time of enrollment, you must choose between the two available Death Benefit Options.

Under Option 1, the Death Benefit will be the greater of: (a) the Specified Amount or (b) the applicable percentage of the Total Account Value. The percentage is 250% through age 40 and decreases yearly to 100% at age 95. Option 1 generally provides a level Death Benefit.

Under Option 2, the Death Benefit will be the greater of: (a) the Specified Amount plus the Total Account Value or (b) the applicable percentage (described above) of the total Account Value. Option 2 provides a varying Death Benefit which increases or decreases over time, depending upon the amount of premiums paid and the investment performance of the Fund(s) you choose.

The Death Benefit payable under either Option will be calculated as of the date of death and will be reduced by (a) the amount necessary to repay the Loan Account Value in full with all accrued interest, (b) if the Certificate is within the Grace Period, the amount required to keep the Certificate in force through the date of death, and (c) the amount of any other Monthly Deductions that we were unable to collect. (See 5-year No Lapse Coverage Provision)

Transfers

At any time prior to the Maturity Date, you may transfer all or part of your Separate Account Value in any Variable Option to any other Variable Option or to the Fixed Account. We reserve the right to charge an administrative fee of

$25 for each transfer over 12 per year and to limit the total number of Variable Options you may elect to 15 over the lifetime of the Certificate.

Within the 45 days following the Certificate Anniversary, you may request a transfer of a portion of the Fixed Account Value to one or more of the Variable Options. This type of transfer is allowed only once within this 45 day period, and we must receive your request at the Home Office within the 45 day period. The transfer will be effective at the end of the Valuation Period in which your request is received by the Home Office. The amount of any such transfer cannot exceed the greater of 25% of the Fixed Account Value or $500.

Telephone Transfers

You may request a transfer of account values either by Written Request (as set forth above) or by telephone. All transfers must be in accordance with the terms of the Certificate.

Transfer instructions are currently accepted on each Valuation Date. Once instructions have been accepted, they may not be rescinded; however, new telephone instructions may be given on the following day. If the transfer instructions are not in good order, the Company will not execute the transfer and you will be notified.

We will use reasonable procedures, such as requiring identifying information from callers, recording telephone instructions, and providing written confirmation of transactions, in order to confirm that telephone instructions are genuine. Any telephone instructions which we reasonably believe to be genuine will be your responsibility, including losses arising from any errors in the communication of instructions. As a result of this procedure, the Owner will bear the risk of loss. If the Company does not use reasonable procedures, as described above, it may be liable for losses that result from any unauthorized instructions.

Automated Transfers (Dollar Cost Averaging)

Dollar Cost Averaging describes a system of investing a uniform sum of money at regular intervals over a period of one, two or three years, as you select. Dollar Cost Averaging is based on the principle that acquiring Accumulation Units with a constant sum of money at fixed intervals results in acquiring more of the units when prices are low and fewer units when prices are high.


You may establish automated transfers of amounts on a monthly or quarterly basis from the Aetna Money Market VP Fund Variable Option to any other Variable Option through a Written Request or other method acceptable to the Company. Dollar Cost Averaging is not permitted to or from the Fixed Account. You must have a minimum of $5,000 allocated to the Aetna Money Market VP Variable Option in order to enroll in the Dollar Cost Averaging program. The minimum automated transfer amount is $50 per month. There is no additional charge for this Program. You may start or stop participation in the Dollar Cost Averaging program at any time, but you must give the Company at least 30 days' notice to change any automated transfer instructions that are currently in place. Automated transfers do not reduce the number of charge-free transfers that you could otherwise make. The Company reserves the right to suspend or modify automated transfer privileges at any time.

Termination or Change in Coverage

Even if the 5-year No Lapse Coverage is still in effect under your Certificate, and even if you have paid enough premiums to prevent your Certificate from lapsing, your Certificate, and all coverage thereunder, may be terminated without your consent. This may happen, for example, if NYSUT notifies the Company that it wishes to terminate the group Policy. NYSUT Trust has agreed to provide each of the Insured with advance notice of policy cancellation or discontinuance. Such notice must be mailed or delivered to such Insured at the last known address of record at least 15 days before the date plan cancellation or discontinuance is to take effect. Prior to the termination date, you could exercise your rights to make a Full Surrender or to convert your Certificate to paid-up fixed life insurance. (See Paid-Up Nonforfeiture Option)

The group Policy, and your Certificate, may also terminate if NYSUT Trust ceases to cause payroll deduction premiums to be remitted to us. This would occur (following an opportunity to cure the problem in accordance with the terms of the group Policy) regardless of whether premiums for your Certificate were being paid by payroll deduction, or the amount of premium paid, or the available Surrender Value under your Certificate.

A Certificate also will terminate immediately if and when the Insured ceases to be within at least one of the categories of persons that are eligible for coverage under a Certificate. Those eligibility requirements are set forth above under Definitions--Insured. If an Insured who is eligible only as the spouse of a Member who is Insured ceases to be eligible, the Insured may become a Member within 31 days after eligibility ceases and may continue the Certificate uninterrupted.

If you do not make such an election within the 31-day period, or the Certificate terminates because we or NYSUT Trust terminates the group Policy as described above, you would then have the option of electing to convert your coverage to an individual policy as described in the immediately following paragraph. Either of these elections must be received at the Home Office (and, as the case may be, the insured has become a Member or we have received the required first premium under the conversion policy at our Home Office) within the 31-day period. Otherwise, we will pay you the Certificate's Surrender Value, calculated at the end of the last Valuation Period during which it was in force.

The conversion privilege is available only within the 31-day period following termination of the group Policy by NYSUT Trust or us or termination of a Certificate upon the Insured's ineligibility for continued coverage thereunder. The amount of insurance which ceases may be converted to any substantially comparable flexible premium general account life insurance policy except term insurance that the Company makes available for such purpose and according to the Certificate terms. We cannot provide assurance, however, that the terms of the conversion policy will not involve additional charges or otherwise be as attractive to you than the Certificates. We reserve the right to permit only the initial premium for the conversion policy to be paid at the time of conversion and to distribute to you the rest of the Surrender Value as of the Certificate's termination date. The Company will send notice to the Owner of the right to convert. No evidence of insurability will be required.

Income taxes may be payable with respect to such partial distribution or any other distribution of Surrender Value following termination of a Certificate. (See Tax Matters)

If a timely conversion request has been received, and the Insured dies during the time allowed for conversion, the amount that could have been converted will be payable as a death benefit to the Beneficiary designated by the

Insured. In the event there is no designated beneficiary, we may pay from the Death Benefit payable a sum not exceeding $500 to any person appearing to us to be equitably entitled to same by reason of having incurred funeral expenses incident to the death of the Insured. If a conversion request has not been received, however, we will pay that benefit only if the insured dies within the 31-day conversion period.

Also NYSUT Trust, by agreement with us, may make changes in your Certificate (and your coverage) without your consent; however, if such changes result in a reduction in benefit or an increase in guaranteed charges, your consent is required.

We reserve the right at any time to cease issuing new Certificates to any class or classes of Members or their relations.

Certificate Values

Total Account Value

Amounts allocated under a Certificate to a Variable Option of the Separate Account are credited in the form of Accumulation Units of that Variable Option, based on such units' then Accumulation Unit Value. The number of Accumulation Units credited is determined by dividing the amount being allocated by the appropriate Accumulation Unit Value. Since each Variable Option has a unique Accumulation Unit Value, if you have elected a combination of Variable Options you will have Accumulation Units credited to your Separate Account Value for each Variable Option.

The Total Account Value of your Certificate is determined by: (a) multiplying the total number of Accumulation Units credited to the Certificate for each applicable Variable Option by its appropriate current Accumulation Unit Value;
(b) if you have elected a combination of Variable Options, totaling the resulting values; and (c) adding any Fixed Account Value and any Loan Account Value.

The number of Accumulation Units credited to a Certificate will not be changed by any subsequent change in the value of an Accumulation Unit or the investment performance of the related Fund. The number is increased by any subsequent allocation of Net Premiums or other account value to the Variable Option. Similarly, whenever any account value is removed from the Variable Option (such as upon transfer, Full or Partial Surrender, Certificate Loan or Monthly Deduction allocated to that option), a number of Accumulation Units in that Variable Option will be canceled whose aggregate then-current Accumulation Unit Values equal the amount being removed from the Variable Option.

The Fixed Account Value includes all amounts allocated to the Fixed Account under a Certificate and any interest credited thereon. The Fixed Account Value is reduced by amounts removed from the Fixed Account, such as upon a transfer, Full or Partial Surrender, Certificate Loan or Monthly Deduction allocated to the Fixed Account.

You will be advised at least annually as to the number of Accumulation Units which remain credited to your Certificate, the current Accumulation Unit Values, the Separate Account Value, the Fixed Account Value, and the Total Account Value. (See Reports to Owners)

Accumulation Unit Value

The value of an Accumulation Unit for any Valuation Period is determined by multiplying (a) the value of an Accumulation Unit for the immediately preceding Valuation Period by (b) the sum of 1 plus the net investment rate for the current period for the appropriate Variable Option.

The net investment rate equals (a) the value of the net assets of the Variable Option held in the Separate Account at the end of a Valuation Period, before any adjustment for amounts allocated to or removed from the Variable Option during the period; minus (b) the value of the net assets of the Variable Option held in the Separate Account at the beginning of that Valuation Period, adjusted by any taxes or provisions for taxes attributable to the operation of the Separate Account; divided by (c) the value of the Variable Option's Accumulation Units held in the Separate Account at the beginning of the Valuation Period; minus (d) the rate of any applicable daily charge for mortality and expense risk.

Maturity Value

The Maturity Value of a Certificate is the Surrender Value on the Maturity Date. All or part of the Surrender Value may be applied to one or more of the Settlement Options. (See Certificate Settlement)

Certificate Rights

Full Surrenders

By Written Request, you may surrender a Certificate for its Surrender Value at any time before the Maturity Date while the Insured is alive. All insurance coverage under the Certificate will end on the date of the Full Surrender. The Surrender Value will equal the Total Account Value on the date of surrender, less the Loan Account Value and less any unpaid accrued interest. We may require return of the Certificate for a Full Surrender.

The Surrender Value is computed as of the end of the Valuation Period in which we receive your Written Request.

Partial Surrenders

By Written Request, you may, at any time after the first Certificate Year, partially surrender your Certificate.

The minimum amount of any Partial Surrender is $500. We may also charge an administrative fee of $25 or, if less, 2% of the amount surrendered. Any Partial Surrender and any related administration charge will be deducted on a Pro-Rata Basis from each investment option in use under the Certificate.

If the Death Benefit Option for a Certificate is Option 1, a Partial Surrender will reduce the Total Account Value, Death Benefit, and Specified Amount. The Specified Amount and Total Account Value each will be reduced by the amount of the surrender. However, we will not allow a Partial Surrender if the Specified Amount will be reduced below the minimum Specified Amount set forth in the Certificate Specifications. Nevertheless, if the Death Benefit for the Certificate immediately prior to the surrender is determined based on the applicable percentage of the Total Account Value, the Partial Surrender may not reduce the Specified Amount. A reduction in the Specified Amount will cause a reduction in the required Basic Monthly Premiums for the 5-year No Lapse Coverage and may cause an increase in your current Cost of Insurance rate if a Specified Amount is reduced from $250,000 or more to an amount less than $250,000 (see Monthly Deduction). The future premium required to maintain the 5-year No Lapse Coverage will be based on the new Specified Amount and will be set forth in a supplemental Certificate Specifications page that will be delivered to you.

If the Death Benefit Option for a Certificate is Option 2, a Partial Surrender will reduce both the Total Account Value and the Death Benefit by the amount of the surrender, but the Specified Amount will not be reduced.

Paid-Up Nonforfeiture Option

By Written Request, you may elect, at any time before the Maturity Date, to continue your Certificate as fixed (non-variable) paid-up life insurance.

The Surrender Value will be applied as a Net Single Premium to determine the Specified Amount of the paid-up insurance. The cost of the paid-up insurance will be based on the guaranteed maximum Cost of Insurance rates in the Certificate and an interest rate of 4% compounded annually. However, the Specified Amount of the paid-up insurance cannot exceed the Death Benefit under the Certificate as of the effective date of the paid-up insurance. Any excess Surrender Value will be distributed to you and will be treated as a partial distribution for federal income tax purposes. (See Tax Matters) The effective date of the paid-up coverage will be the first Monthly Deduction Day that occurs on or after our receipt of your Written Request.

Full Surrenders and Certificate Loans, as described in this Prospectus, will be allowed if the Certificate is continued in force as paid-up insurance. However, all supplemental rider benefits will terminate and will be unavailable with the paid-up coverage. The surrender value will be the Net Single Premium for the paid up insurance on the date of surrender, less any outstanding loan balance. Partial Surrenders will not be available.

Proceeds payable under this option upon death of the Insured or maturity will equal the Specified Amount less any Certificate Loans and accrued unpaid interest under the paid up insurance. See "Tax Matters" for a discussion of possible tax consequences resulting from your electing the paid-up nonforfeiture option.

Grace Period

If You have paid sufficient premiums to meet the conditions of the No Lapse Coverage period, but outstanding loans have caused the Surrender Value to be insufficient to allow a Monthly Deduction on the Monthly Deduction Day, We will allow You 61 days of grace for payment of an amount sufficient to allow the Monthly Deduction. We may require payment of the amount equal to the lesser of
(1) or (2) where:


(1) is the amount necessary to meet the loan-related conditions of the No Lapse Coverage provision; or


(2) is an amount sufficient to cover the Monthly Deduction(s) that would result in the Surrender Value being greater than zero.

If You have not paid sufficient premiums to meet the conditions of the No Lapse Coverage period and the Surrender Value is insufficient to allow a Monthly Deduction on a Monthly Deduction Day, We will allow You 61 days of grace for payment of an amount sufficient to allow the monthly Deduction. We may require payment of the amount necessary to keep the coverage under this Certificate in force for the current month plus two additional months.

If payment is not made within 61 days after the Monthly Deduction Day, the Certificate will terminate without value at the end of the Grace Period. The termination will be effective on the Monthly Deduction Day for the first unpaid Monthly Deduction.

Written notice will be mailed to Your last known address, according to Our records, not less than 31 days before termination of this Certificate. This notice will also be mailed to the last known address of any assignee of record.


During the days of grace, this Certificate will stay in force. If the Insured's Death occurs during the days of grace, We will deduct an amount required to keep this Certificate in force from that Death Benefit.

Reinstatement of a Lapsed Certificate

If the Certificate terminates following its Grace Period, it may be reinstated. If this Certificate is reinstated, the Certificate Year upon reinstatement will be calculated as if there had never been a lapse in coverage. However, you must apply for reinstatement within 5 years after the date of termination and before the Maturity Date. Also, we must receive evidence of the Insured's current insurability that is satisfactory to us, as well as a premium payment that at least equals the amount that we specify. We must receive a payment at least equal to the sum of (1) and (2) where: (1) is any portion of the Loan Account Value plus accrued interest on the date of lapse exceeding the Total Account Value on the date of lapse; and (2) a premium payment sufficient to keep the Certificate in force for the current month plus two additional months. If this Certificate is reinstated within a No Lapse Coverage period, all values including the Loan Account Value would be reinstated as they were the date of lapse.

If this Certificate is reinstated after a No Lapse Coverage period has expired, the coverage would be reinstated on the Monthly Deduction Day following Our approval. The payment received would first be applied to pay any positive excess of the Loan Account Value plus accrued interest on the date of lapse over the Total Account Value on the date of lapse with any remainder treated as a premium. The Total Account Value at reinstatement would be the Net Premium paid less the Monthly Deduction for that day. Any Loan Account Value would not be reinstated.

Monthly Deductions and investment performance will recommence on the Monthly Deduction Day on or first following our approval of the reinstatement. Nevertheless, we will pay the reinstated Death Benefit if the Insured dies prior to that date but after we have received a reinstatement request and all payments and information required for us to grant the request.

Supplemental benefit riders will be reinstated only with our consent. Any Certificate Loan will be reinstated and any prior uncollected Monthly Deductions will remain due only if the Certificate lapsed within a 5-year No Lapse Coverage period that has not yet expired by the time of reinstatement. (See 5-year No Lapse Coverage Provisions) Any portion of the No Lapse Coverage period that still remains by the time of reinstatement will also be restored. In that case, you may put the No Lapse Coverage into effect for any time during such remaining period as of which you have paid at least the cumulative amount of all Basic Monthly Premiums required to date for this purpose (including any amount of unpaid Basic Monthly Premiums due for periods prior to the reinstatement).

A reinstatement may result in restarting the test used for determining whether the Certificate is a Modified Endowment Contract. (See Tax Matters)

Certificate Loans

We will grant loans at any time after the expiration of the Right of Certificate Examination and before the Maturity Date. The amount of the loan will not be more than the Loan Value. Unless otherwise required by state law, the Loan Value is 90% of the Total Account Value. The amount of the loan will be transferred out of the Fixed Account and any Variable Options on a Pro-Rata Basis and be held instead as part of the Loan Account Value. Loans and loan repayments will be effected as of the end of the Valuation Period in which we receive the Written Request for the loan or the repayment, respectively.

The loan may be repaid in full or in part at any time prior to the Maturity Date, as long as the Certificate is in force and the Insured is alive. The amount necessary to repay all loans in full is the Loan Account Value plus any accrued interest. Loan repayments will be allocated to the Fixed Account Value and the Separate Account Value in the same proportion in which the loan was taken. Unless you specifically instruct us otherwise, Additional Premiums received will be considered loan repayments. The full Surrender Value under this Certificate will equal the Total Account Value on the date of surrender less the Loan Account Value plus any accrued interest. If a loan is not repaid prior to the Maturity Date, the amount payable at the Maturity Date will equal the Total Account Value on the Maturity Date, less the Loan Account Value on the Maturity Date plus any accrued interest.

The amount of interest earned on the Loan Account Value and the amount of interest charged to you on a loan depends on whether the loan is considered a preferred loan, as defined in the Certificate at the time. Beginning in the 11th Certificate Year, the interest rate charged on preferred loans and the interest rate credited to the related Loan Account Value is 4%. For all other loans, the current loan interest rate charged is 8% and the related Loan Account Value will earn interest at a guaranteed minimum rate of 6%; however, we may credit interest in excess of this rate, in our sole discretion.

Accordingly, even if the loan is repaid, the amount of the Death Benefit and the Certificate's Surrender Value may be permanently affected, since the Loan Account Value is credited with interest rather than with the investment experience of the Funds.

Interest is due and payable on each Certificate Anniversary, the date the Certificate ends or upon full repayment of the Loan Account Value. Any interest not paid when due will be added to the Loan Account Value on the Certificate Anniversary and will itself bear interest on the same terms.

Federal income tax consequences of Certificate Loans are discussed under Tax Matters.

Certificate Changes

You may make certain changes to your Certificate, as described below, by submitting a Written Request to our Home Office. Supplemental Certificate Specifications will be sent to you once the change is completed. Any change that decrease a $250,000 or larger Specified Amount to less than $250,000 (or vice-versa) can cause an increase (or decrease) in your current Cost of Insurance Rate. (See Monthly Deduction)

Increase in Specified Amount

Increases will be allowed at any time while a Certificate is in force if satisfactory evidence of insurability for the Insured is provided. The Surrender Value immediately after an increase must be at least three times the sum of (a) the most recent Monthly Deduction from the Total Account Value and
(b) the Specified Amount of the increase multiplied by the applicable Cost of Insurance rate divided by 1000. Specified Amount increases must be requested in multiples of $1,000. Any maximum limit on the Specified Amount will be set forth in the Certificate Specifications.

The Issue Date for any increase will be shown in the supplemental Certificate Specifications. The 5-year period of the No Lapse Coverage provision applicable to the increase will restart on the Issue Date of the increase. The Basic Monthly Premium after the increase will be based on the Insured's Attained Age and new Specified Amount.

For possible tax consequences of an increase in Specified Amount, see Tax
Matters.

Decrease in Specified Amount

You may decrease the Specified Amount of a Certificate after the first Certificate Year. However, we will not allow a decrease in the Specified Amount if the Specified Amount would be reduced below the minimum Specified Amount set forth in the Certificate Specifications or if it would cause the Certificate to be treated as other than life insurance for income tax purposes.

The Issue Date of the decrease will be the Monthly Deduction Day on or next following the date on which your Written Request is received. The decrease will reduce any past increases in the reverse order in which they occurred. (This same order will also be followed for decreases in Specified Amount resulting from changes in Death Benefit Option or a Partial Surrender.) If the 5-year No Lapse Coverage provision is still applicable, the Basic Monthly Premium for that purpose will be adjusted to be based on the reduced Specified Amount.

A Specified Amount decrease can cause a Certificate to be taxed as a Modified Endowment. For a discussion of tax considerations in connection with Specified Amount decreases, see Tax Matters.

Change in Death Benefit Option

Changes from Option 1 to Option 2 will be allowed at any time while the Certificate is in force. The Specified Amount will be reduced to equal the Specified Amount less the Total Account Value at the time of the change. Changes from Option 2 to Option 1 also will be allowed at any time while the Certificate is in force. The Specified Amount will be increased to equal the Specified Amount plus the Total Account Value as of the date of the change. If the Death Benefit at the time of the change is determined based on the applicable percentage of the Total Account Value, the new Specified Amount may be calculated differently from the foregoing description.

We will not allow a change in the Death Benefit Option if the Specified Amount will be reduced below the minimum Specified Amount set forth in the Certificate Specifications or if it would cause the Certificate to be treated as other than life insurance for income tax purposes. Also, evidence of insurability may be required. The change will take effect on the Monthly Deduction Day on or next following the date on which your Written Request is received and, in cases where evidence of insurability is required, we approve the increase.

Following any change in Death Benefit Option, the Basic Monthly Premium will be adjusted so that it will be based on the new Specified Amount. A change in Death Benefit Option may restart the test for determining whether a Certificate is a Modified Endowment Contract for federal income tax purposes. (See Tax Matters)

Right of Certificate Examination

The Certificate has a free look period during which you may examine your Certificate. If for any reason you are dissatisfied, it may be returned to us or to our representative within 10 days of receipt. Upon its return this Certificate will be deemed void from its beginning. The amount refunded will be
(a) all payment made or (b) where permitted by state law, the premiums paid, adjusted for any positive or negative investment performance in the Variable Options you selected (but not deducting any charges made under the Certificate).

Supplemental Benefits

The supplemental benefits currently available as riders to a Certificate are listed below. The riders contain other terms and conditions, about which you can obtain information from your Aetna representative.

[bullet] Disability Benefit Rider provides--for a credit of the benefit amount described in the rider in the event of the total disability of the covered Insured. The Specified Amount generally may not be increased during the time while benefits are being provided under this rider.

[bullet] Accelerated Death Benefit Rider--provides for the advance payment to the Owner of a portion of the Specified Amount if the Insured provides requisite evidence of less than one year's life expectancy. There is no charge for this rider.

[bullet] Accidental Death Benefit Rider--provides for the payment of up to $200,000 to provide a double Death Benefit if the Insured dies as a result of an accident as defined in the rider.

[bullet] Child Insurance Rider-provides for non-participating term life insurance on the child(ren) of the Insured.

Other riders for supplemental benefits may become available under the Certificate from time to time. The charges for such riders will be set forth in your Certificate Specifications. Supplemental benefit riders may be added or canceled by the Owner at any time, pursuant to our procedures then in effect. Any change you make in supplemental benefits may cause us to revise the Basic Monthly Premium, in which case the new amount will be set forth in a supplemental Certificate Specifications page that we will provide to you. Any change in supplemental benefit rider coverage may also have tax consequences. (See Tax Matters)


Certificate Settlement

Proceeds are generally payable by the Company in a lump sum upon the death of the Insured or upon Full Surrender or upon maturity. You may elect one or more of the Settlement Options discussed below. We may agree to other Settlement Options at our discretion.


You may make a Written Request to elect, change or revoke a Settlement Option before payments begin under any Settlement Option. This request will take effect upon its receipt at our Home Office. If no Settlement Option has been elected by you when proceeds become payable, the payee may make the election. If the Certificate has been assigned, We must consent to the election of any Settlement Option. Any excess Death Benefit due will be paid as elected. The payee is entitled to exercise any rights and privileges that are permitted under a Settlement Option.

No fixed or variable Settlement Option may be elected that would result in a first payment of less than $50 or that would result in total yearly payments of less than $250. If the proceeds payable are insufficient to elect an option for these minimum amounts, a lump-sum payment must be elected. We may refuse to permit a Settlement Option if the payee is not a natural person. Also, the Annuitant's age (plus the number of years for which any payments under the annuity option chosen) may not exceed 95 years.

The several Settlement Options may differ in their tax consequences.

Settlement Options

The Settlement Options listed below are available under the Certificates. Options 1, 2 and 3 are available on either a fixed payment or a variable payment basis. The amount of the first payment under Options 1, 2 and 3 (whether on a fixed or variable basis) is determined, based on the option chosen, using the annuity rates specified in the Certificate. This rate is the same regardless of whether an Annuitant is male or female.

For a fixed Settlement Option, the amount of the first and each subsequent payment is the same. That amount will be based on an interest rate of at least 3%.

If our then current settlement option rate would provide higher payments on a comparable fixed premium annuity at the time payments commence, we also will use the higher rate for fixed Settlement Options under a Certificate.

For a variable Settlement Option, the first payment is determined using an assumed interest rate of 3.5% or 5% whichever has been specified by the Owner or payee, as the case may be. Subsequent payments will vary based on Fund performance as discussed below under Calculation of Variable Payment Settlement Option Values. The initial payment will be higher if 5% is elected as the assumed interest rate; but subsequent payments will increase less with favorable Fund performance (and decrease more with unfavorable Fund performance) than if 3.5% is elected.

Except to the extent noted below for Option 1, no withdrawals from or changes of a Settlement Option may be made under Options 1, 2 and 3 once payments begin.

Option 1 -- Payments for a stated number of years, but no more than thirty. The period must be for at least five years, but if variable payments are selected, you may withdraw all or a portion of the remaining payments at any time.

Option 2 -- Payments for the lifetime of the Annuitant. If also chosen, we will guarantee payments for a number of years from 5 to 30 or a "cash refund" upon the Annuitant's death. The cash refund election is available only if all amounts allocated to this Option 2 are on a fixed basis and are subject to that election. The amount of the cash refund is the difference between the amount applied to this annuity option at the time of settlement and the total amount of payments received under the option prior to the Annuitant's death.

Option 3 -- Life Income Based Upon the Lives of Two Annuitants--payments during the joint lifetimes of two Annuitants. Payments will continue until both Annuitants have died. When this option is chosen, a choice must be made of (a) 100%, 66-2/3% or 50% of the payment to continue after the first death; (b) payments for a minimum of 5 to 30 years, with 100% of the payment to continue after the first death; (c) 100% of the payment to continue to the surviving Annuitant if the survivor is the original payee, and 50% of the payment to continue to the survivor if the surviving Annuitant is the second payee; or (d) 100% of the payment to continue after the first death, with a "cash refund" feature comparable to that described for Option 2 above.

Option 4 --Payment of interest on the sum left with us at 3% or such higher rate as we may, in our sole discretion, declare. After commencement of this option, the payee may make a Written Request to receive all or a portion of the amount held under this option as a lump sum or have it applied to one or more of the other available Settlement Options. Upon the death of the Annuitant(s) (or the payee under Option 4), the current value of the funds held under Option 4, and the present value of any remaining guaranteed payments under the other

Options will be paid. Any remaining guaranteed payments will continue to be received by the beneficiary unless the beneficiary elects to receive the present value of any remaining guaranteed payments in a lump sum. If the beneficiary subsequently dies, the present value of any remaining guaranteed payments will be paid in one sum to the beneficiary's' estate.

Although the foregoing discussion of Settlement Options is in terms of monthly payments, an election also may be made to receive quarterly, semi-annual or annual payments instead.

Calculation of Variable Payment Settlement Option Values

Variable Settlement Options will be supported by the then available Funds of the Company's Variable Annuity Account B (Account B), a separate account very similar to the Separate Account, except that Account B supports variable annuity benefits, rather than variable life insurance benefits. We reserve the right to impose a maximum of four on the number of Funds that can be used at any one time for a Settlement Option. We will provide an Account B prospectus in connection with selection of a Settlement Option. That prospectus will describe the available Funds, the costs and expenses of such Funds and the charges imposed on Account B. Such Funds may be, and the charges imposed on Account B are expected to be, different from those that relate to the Separate Account prior to commencement of a Settlement Option. Accordingly, you should review the Account B prospectus, as well as the prospectuses for Account B's underlying Funds, prior to selecting any variable payment Settlement Option.

The amount of each variable annuity payment after the first is determined pursuant to a formula described in the Certificates that is generally used by actuaries for making such calculations. Speaking generally, if the total return of the Fund for any month, less a deduction currently equivalent to an annual rate of 1.25% for mortality and expense risk which we expect to result in a profit to us, exceeds the Settlement Option's assumed interest rate (3.5% or 5%, as discussed above), the next variable payment will be larger than the previous one. On the other hand, if the Fund's total return for any month, as so adjusted, is less than the assumed interest rate, the next variable payment will be smaller than the previous one. The amount of any such increases or decreases in variable annuity payments does not bear a direct relationship to the Fund's total returns.

You may make transfers among Funds under our administrative procedures in effect at the time. Currently, we limit the number of transfers to four per Calendar Year, but we can change this limit in the future.


The Company and Management

Aetna Life Insurance and Annuity Company is a stock life insurance company organized under the insurance laws of the State of Connecticut in 1976. Through a merger, it succeeded to the business of Aetna Variable Annuity Life Insurance Company (formerly Participating Annuity Life Insurance Company organized in
1954). The Company is engaged in the business of issuing life insurance policies and annuity contracts in all states of the United States. The Company is an indirect wholly-owned subsidiary of Aetna, Inc., a publicly traded healthcare and financial services company, whose principal offices are at the same location as the Company's Home Office.


The Company serves as the principal underwriter for the securities offered hereunder and also acts as the principal underwriter for Variable Annuity Accounts B, C and G (separate accounts of the Company registered as unit investment trusts), and Variable Annuity Account I (a separate account of Aetna Insurance Company of America registered as a unit investment trust). Additionally, the Company is registered as an investment adviser under the Investment Advisers Act of 1940 and, as such, is the investment adviser for Portfolio Partners, Inc. The Company is also the depositor of Variable Annuity Accounts B, C and G.

The following are the Directors and Executive Officers of Aetna Life Insurance and Annuity Company. Unless otherwise indicated, the principal business address for all individuals is the Company's Home Office.



Name & Address                 Position with the Company            Business Experience During the Past Five Years
----------------------   ------------------------------------   -----------------------------------------------------
Thomas J. McInerney      Director, President and Chairman,      President (since September 1997), Aetna Life
                         Executive Committee (Principal         Insurance and Annuity Company; President (since
                         Executive Officer)                     September 1997), Aetna Insurance Company of
                                                                America; Director and President (since September
                                                                1997), Aetna Retirement Holdings, Inc.; President
                                                                (since August 1997), Aetna Retirement Services,
                                                                Inc.; Executive Vice President (since August 1997),
                                                                Aetna Inc., Aetna Services, Inc. and Aetna Life
                                                                Insurance Company; Vice President, Strategy
                                                                (March 1997 - August 1997) Aetna Inc., Aetna
                                                                Services, Inc. and Aetna Life Insurance Company,
                                                                Vice President, Sales (December 1996 - March
                                                                1997) and Vice President National Accounts (April
                                                                1996 - March 1997), Aetna US Healthcare Inc.;
                                                                Vice President, Strategy, Finance, & Administration
                                                                (July 1995 - April 1996), Aetna Inc.; Vice
                                                                President, Guaranteed Products (November 1992 -
                                                                 July 1995), Aetna Life Insurance Company.
Shaun P. Mathews         Director and Senior Vice President     Senior Vice President, Product Management (since
                                                                September 1997), Vice President, Products Group
                                                                (February 1996 - September 1997), Senior Vice
                                                                President, Strategic Markets and Products
                                                                (February 1993 - February 1996) and Senior Vice
                                                                President, Mutual Funds.
Catherine Hale Smith     Director, Chief Financial Officer      Chief Financial Officer and Senior Vice President,
                         and Senior Vice President              Strategy and Finance (Since February 1998), Aetna
                                                                Life Insurance and Annuity Company; Chief
                                                                Financial Officer (since February 1998), Aetna
                                                                Retirement Services, Inc.; Vice President, Strategy,
                                                                Finance and Administration, Financial Relations
                                                                (September 1996 - February 1998), Aetna Inc.;
                                                                Chief of Staff, Health/Group Life, Strategy and
                                                                Communication (April 1993 - September 1996).
Kirk P. Wickman          Vice President, General Counsel        Vice President, General Counsel and Corporate
                         and Corporate Secretary                Secretary (since November 1996), Aetna Life
                                                                Insurance and Annuity Company; Vice President
                                                                and Counsel (June 1992 - November 1996), Aetna
                                                                Life Insurance Company.

Name & Address              Position with the Company         Business Experience During the Past Five Years
----------------------   -------------------------------   ---------------------------------------------------
Deborah Koltenuk         Vice President and Treasurer,     Vice President and Treasurer, Corporate Controller
                         Corporate Controller              (since July 1996), Aetna Life Insurance and
                                                           Annuity Company; Vice President and Treasurer,
                                                           Corporate Controller (since July 1996), Aetna
                                                           Retirement Holdings, Inc.; Vice President,
                                                           Investment Financial Reporting and Securities
                                                           Operations (April 1996 - July 1996), Aetna Life
                                                           Insurance Company; Vice President, Investment
                                                           Planning and Financial Reporting (October 1994 -
                                                            April 1996), The Aetna Casualty and Surety
                                                           Company and The Standard Fire and Insurance
                                                           Company; Assistant Vice President, Finance and
                                                           Administration (June 1994 - October 1994), Aetna
                                                           Life Insurance Company; Controller (September
                                                           1993 - June 1994), Aetna Information Technology;
                                                           Assistant Vice President (December 1990 -
                                                            September 1993), Aetna Life and Casualty
                                                           Company.
Frederick D. Kelsven     Vice President and Chief          Vice President, Chief Compliance Officer (since
                         Compliance Officer                February 1997), Aetna Life Assignment Company;
                                                           Vice President & Chief Compliance Officer (since
                                                           November 1996), Aetna Investment Services, Inc.;
                                                           Director of Compliance (January 1985 - September
                                                           1996), Nationwide Life Insurance Company.


* The address of all Directors and Officers listed is 151 Farmington Avenue, Hartford, Connecticut. These individuals may also be directors and/or officers of other affiliates of the Company.


Directors, officers and employees of the Company are covered by a blanket fidelity bond in the amount of $60 million issued by Aetna Casualty and Surety Company.

Additional Information

Reports to Owners

The Company will maintain all records relating to the Separate Account and the Certificates. At least once in each Certificate Year, the Company will send you a report containing Certificate Values (see Total Amount Value) as of the most recent Certificate Anniversary. If any portion of your Total Account Value is allocated to the Separate Account, you will receive such additional periodic reports as may be required by the SEC. (See Right to Instruct Voting of Fund Shares)

Right to Instruct Voting of Fund Shares

In accordance with our view of present applicable law, we will generally vote the shares of each of the Funds held in the Separate Account in accordance with instructions received from variable life owners having a voting interest in the Funds. Owners having such an interest will receive periodic reports relating to the Fund, proxy material and a form for giving voting instructions. The number of shares which you have a right to vote with respect to a Fund will be determined, as of a record date established by the Fund, by dividing the portion of your Total Account Value attributable to that Fund by the net asset value of one share in the Fund. Fund shares held by the Separate Account for which no timely instructions are received and Fund shares which are not otherwise attributable to variable life owners will be represented by us at the meeting and voted in the same proportion as the voting instructions which are received from such owners participating in each Fund through the Separate Account.

Notwithstanding the foregoing, if the Investment Company Act of 1940 or any regulations thereunder should be amended or if the present interpretation thereof should change, and as a result we determine that we are permitted to vote the shares of the Fund in our own right, we may elect to do so. Also, under certain limited circumstances, current law permits us to disregard voting instructions. In that event, a summary of and the reasons for such action will be included in the next annual report to Owners.

State Regulation

The Certificates will be offered for sale in states selected by the Company, in its sole discretion, where one or more eligible purchasers reside. The Company is subject to regulation and supervision by the Insurance Department of the State of Connecticut, which periodically examines its affairs. The Company is also subject to the insurance laws and regulations of all other jurisdictions where it is authorized to do business. We are required to submit annual statements of our operations, including financial statements, to the insurance departments of those jurisdictions, for the purposes of determining solvency and compliance with local insurance laws and regulations.

Legal Matters

The Company knows of no material legal proceedings pending to which either the Separate Account or the Company is a party or which would materially affect the Separate Account. The legal validity of the securities described in this Prospectus has been passed upon by Counsel to the Company.

The Registration Statement

A Registration Statement under the Securities Act of 1933 has been filed with the SEC relating to the offering described in this Prospectus. This Prospectus does not include all of the information set forth in the Registration Statement, certain portions of which have been omitted pursuant to the rules and regulations of the SEC. The omitted information may be obtained at the SEC's principal office in Washington, DC, upon payment of the SEC's prescribed fees.

Distribution of the Certificates

The Company will serve as principal underwriter of the securities offered hereunder, as defined by the federal securities laws. The Certificates will be distributed by Aetna Investment Services, Inc. ("Aetna Services"), which is an affiliate of the Company. The Company and Aetna Services are registered as broker-dealers with the SEC and are members of the National Association of Securities Dealers, Inc. All persons offering or selling the Certificates will be registered representatives of Aetna Services, and will also be licensed as the Company's insurance agents to sell variable life insurance. The Company and NYSUT Trust will enter into an agreement which calls for NYSUT Trust to exclusively endorse the Policy to Members for supplemental group variable universal life insurance and for NYSUT Trust to perform administrative services, including making available NYSUT Trust payroll slots to facilitate premium remittances to the Company. Under the proposed agreement, the Company intends to pay NYSUT Trust $70,000 in 1998 and $100,000 in 1999. NYSUT Trust has indicated to the Company that it intends to use these amounts to enhance benefits to its members.

Salespersons will be compensated for sales of the Certificates on salaried basis or on a commission. The maximum sales commission to be paid for Certificate distribution is 25% of the first year premium up to 12 Basic Monthly Premiums. In the event of an increase in Specified Amount, the maximum sales commission will be 25% of 12 times the amount of Basic Monthly Premium attributable to the increase. The maximum sales commission on all other premiums is 2% through the 15th Certificate year, or the 15th year following a Specified Amount increase. In addition, some sales personnel may receive various types of non-cash compensation as special sales incentives, including trips and educational and/or business seminars. Supervisory and other management personnel of the Company may receive compensation that will vary based on the relative profitability to the Company of the funding options you select. Funding options that invest in Funds advised by the Company or its affiliates are generally more profitable to the Company.

Independent Auditors

KPMG Peat Marwick LLP, CityPlace II, Hartford, Connecticut, are the independent auditors for the Separate Account and for the Company. The services provided to the Separate Account include primarily the examination of the Separate Account's financial statements and review of filings made with the SEC.


Year 2000

As a healthcare and financial services enterprise, Aetna Inc. (referred to collectively with its affiliates and subsidiaries as Aetna), is dependent on computer systems and applications to conduct its business. Aetna has developed and is currently executing a comprehensive risk-based plan designed to make its computer systems, applications and facilities Year 2000 ready. The plan covers four stages including (i) inventory, (ii) assessment, (iii) remediation and
(iv) testing and certification. At year end 1997, Aetna, including the Company, had substantially completed the inventory and assessment stages. The remediation process is currently underway and targeted for completion by December 31, 1998. Testing and certification of these systems and applications are targeted for completion by mid-1999. The costs of these efforts will not affect the Separate Account.

The Company, its affiliates and the mutual funds that serve as investment options for the Separate Account also have relationships with investment advisers, broker dealers, transfer agents, custodians or other securities industry participants or other service providers that are not affiliated with Aetna. Aetna, including the Company, is initiating communication with its critical external relationships to determine the extent to which Aetna may be vulnerable to such parties' failure to resolve their own Year 2000 issues. Where practicable Aetna and the Company will assess and attempt to mitigate their risks with respect to the failure of these parties to be Year 2000 ready. There can be no assurance that failure of third parties to complete adequate preparations in a timely manner, and any resulting systems interruptions or other consequences, would not have an adverse effect, directly or indirectly, on the Separate Account, including, without limitation, its operation or the valuation of its assets and units.

Tax Matters

The following is a discussion of certain federal income tax considerations relating to the Certificates. This discussion is based on the Company's understanding of federal income tax laws and regulations as they now exist. These laws and regulations are complex, and tax results may vary among individuals. A person contemplating the purchase of or the exercise of elections under a Certificate described in this Prospectus should seek competent tax advice. Premium payments paid by payroll deduction do not reduce your taxable income.

Federal Tax Status of the Company

The Company is taxed as a life insurance company in accordance with the Internal Revenue Code of 1986, as amended ("Code"). For federal income tax purposes, the operations of the Separate Account form a part of the Company's total operations and are not taxed separately, although operations of the Separate Account are treated separately for accounting and financial statement purposes.


Both investment income and realized capital gains of the Separate Account (i.e., income, capital gains and dividends distributed to the Separate Account by the Funds) that are credited to Policy reserves are reinvested without tax, since the Code does not impose a tax on the Separate Account for these amounts. The Company reserves the right, however, to make a deduction for such taxes should they be imposed in the future.


Life Insurance Qualification

Section 7702 of the Code provides a definition of life insurance for tax purposes. These rules place limits on the relationship between the death benefit and the account value. However, under the Certificate, the death benefit automatically increases to maintain compliance with Section 7702. These rules also place limits on the amount of premiums payable under the contract. In no event may the total of all premiums paid exceed the then-current maximum premium limitations established by federal law for a Policy to qualify as life insurance. If, at any time, a premium is paid which would result in total premiums exceeding such maximum premium limitation, we will only accept that portion of the premium which will make total premiums equal the maximum. Any part of the premium in excess of that amount will be returned or applied as otherwise agreed and no further premiums will be accepted until allowed by the then-current maximum premium limitations prescribed by law. The Company believes that the Certificates meet this statutory definition of life insurance. As a result, and if the diversification standards of Section 817(h) of the Code (discussed below) are also satisfied, then (a) Death Benefits paid under a Certificate, as well as benefits under the Accelerated Death Benefit and Accidental Death Benefit riders, should generally be excluded from the gross income of the recipient for federal income tax purposes, and (b) an Owner should not generally be taxed on any increase in the Total Account Value under a Certificate, prior to actual receipt by the Owner of a distribution thereof.

The Company intends to comply with Sections 7702 and 817(h) of the Code and therefore reserves the right to make such changes as it deems necessary to ensure such compliance. Any such changes will apply uniformly to affected Owners and will be made only after advance written notice. In some cases, moreover, in order to assure that a Certificate continues to qualify and be taxed as life insurance, the Company may need to distribute amounts that may be includable in the Certificate Owner's taxable income.

General Rules


Upon the Full Surrender, maturity or cancellation of any Certificate, whether or not it is a Modified Endowment Contract (discussed below), the Owner will be taxed on the Surrender Value to the extent that it exceeds the total premiums paid less prior untaxed distributions from the Certificate. The amount of any unpaid Certificate Loan will, upon surrender, be added to the Surrender Value for tax purposes and will be treated for this purpose as if it had been received as a distribution.

If the Certificate is not a Modified Endowment Contract, the proceeds of any full or Partial Surrenders or other partial distributions made after the first 15 Certificate Years are generally not taxable, unless the total amount received due to such surrenders or other distributions from the Certificate exceeds total premiums paid less prior untaxed distributions from the Certificate. However, Partial Surrenders and other partial distributions made within the first 15 Certificate Years in connection with reductions of Death Benefits may be taxable in limited circumstances, under a complicated formula, if the Surrender Value plus any unpaid Certificate debt exceeds the total premiums paid less the untaxed portion of any prior distributions from the Certificate. This result may occur even if the total amount of distributions from the Certificate to that date does not exceed total premiums paid to that date.


Loans received under a Certificate will ordinarily be considered indebtedness of the Owner, and, assuming the Certificate is not considered a Modified Endowment Contract, Certificate Loans will not be treated as current partial distributions subject to tax. Generally, amounts of loan interest paid by Owners will be considered nondeductible "personal interest."

Modified Endowment Contracts


A Certificate will be considered a Modified Endowment Contract if it fails the "7-pay test." A Certificate fails the 7-pay test if, at any time in the first seven Certificate Years, the amount paid into the Certificate exceeds the amount that would have been paid had the Certificate been designed to become paid up after payment of seven equal annual premiums. A new 7-pay test begins at any time a material change takes effect. A material change, for example, may include an increase in the Specified Amount or the addition of a qualified additional benefit (including a decrease resulting from a Partial Surrender), the addition or cancellation of benefits under a Disability Benefit Rider or Accidental Death Benefit Rider, or payment of premiums at a time when the Death Benefit is computed based on the Net Single Premium.


In the event of a reduction in future benefits during the first seven Certificate Years (or within the first seven Certificate Years after a material change), the 7-pay test will be recalculated retroactively based on the reduced level of benefits. (For example, a reduction in future benefits could result if you request a decrease in Specified Amount, Partial Surrender or cancellation of certain rider benefits.) If the premiums previously paid are greater than the recalculated 7-pay test limit, the Certificate will be a Modified Endowment Contract.

A Certificate received in exchange for a Modified Endowment Contract will also be a Modified Endowment Contract.


If the Certificate is a Modified Endowment Contract, the proceeds of any full or Partial Surrenders, Certificate Loans, assignments, pledges or other distributions from the Certificate will be currently includable in the Certificate Owner's income to the extent that the Certificate's Total Account Value immediately before payment exceeds total premiums paid (increased by the amount of distributions previously taxed and reduced by untaxed amounts previously distributed from the Certificate). All Modified Endowment Contracts purchased by you from the Company (and its affiliates) during the same calendar year, will be aggregated for purposes of determining the taxable portion of distributions from the Certificate.

Distributions during any Certificate year in which a Certificate becomes a Modified Endowment Contract and any subsequent Certificate Year will be taxed as described above. In addition, distributions from a Certificate within two years before it becomes Modified Endowment Contract may also be subject to tax in this manner. Thus, a distribution made from a Certificate that is not a Modified Endowment Contract could later become taxable as a distribution from a Modified Endowment Contract.

If the Certificate is a Modified Endowment Contract, a penalty tax equal to 10% of the amount, if any, includable in the Certificate Owner's income will also apply to the proceeds of any Certificate surrender, loan or other complete or partial distribution, unless the Owner has reached the age of 591/2. The penalty tax does not, however, apply to any full or partial distributions that are made while the Owner is disabled (within the meaning of the Code) or that are part of a series of equal periodic payments made not less frequently than annually for the life or life expectancy of such Owner or the joint lives (or joint life expectancies) of such Owner and his or her beneficiary (i.e., an annuity).

Diversification Standards


Section 817(h) of the Code provides that separate account investments (or the investments of a mutual fund, the shares of which are owned by separate accounts of insurance companies) underlying the Policy must be "adequately diversified" in accordance with Treasury regulations in order for the Policy to qualify as life insurance. The Treasury Department has issued regulations prescribing the diversification requirements in connection with variable contracts. The Separate Account, through the Funds, intends to comply with these requirements.

Investor Control

In certain circumstances, owners of variable contracts may be considered the owners for federal income tax purposes of the assets of the separate account used to support their contracts. In those circumstances, income and gains from separate account assets would be includable in the variable contractowner's gross income. In several rulings published prior to the enactment of Section 817(h), the IRS stated that a variable contractowner will be considered the owner of separate account assets if the contractowner possess incidents of ownership in those assets, such as the ability to exercise investment control over the assets. The Treasury department has also announced, in connection with the issuance of regulations under Section 817 (h) concerning diversification, that those regulations "do not provide guidance concerning the circumstances in which investor control of the investments of a segregated asset account may cause the investor(i.e. you), rather than the insurance company, to be treated as the owner of the assets in the account." This announcement also stated that guidance would be issued by way of regulations or rulings on the "extent to which policyholders may direct their investments to particular Funds without being treated as owners of the underlying assets." As of the date of this Prospectus, no such guidance has been issued.

The ownership rights under the Policy are similar to, but different in certain respects from those described by the IRS in pre-Section 817(h) rulings in which it was determined that Policyowners were not owners of separate account assets. For example, a Policyowner has additional flexibility in allocating premium payments and account values. While the Company does not believe that these differences would result in a Policyowner being treated as the owner of a pro rata portion of the assets of the Separate Account, there is no regulation or ruling of the IRS that confirms this conclusion. In addition, the Company does not know what standards will be set forth, if any, in the regulations or rulings which the Treasury Department has stated it expects to issue. The Company therefore reserves the right to modify the Policy as necessary to attempt to prevent a Policyowner from being considered the owner of a pro rata share of the assets of the Separate Account.


Withholding

Generally, unless you provide us with a written election to the contrary before we make the distribution, we are required to withhold income tax from any portion of a distribution we make to you that is includable in your income. If you do not wish us to withhold tax from the payment, or if enough is not withheld, you may have to pay later. You may also have to pay penalties if your withholding and estimated tax payments are insufficient.

Other Tax Considerations


There may be state and local income tax, and also federal and state transfer, estate, gift, inheritance and other tax consequences of Certificate ownership, premium payments and receipt of Certificate proceeds depending on the circumstances of each Owner or beneficiary. The foregoing summary does not purport to be complete or to cover all situations. Counsel and other advisors should be consulted for more complete information.



Misc. Certificate Provisions

The Certificates

The Certificate which you receive, the related group Policy owned by NYSUT Trust pursuant to which the Certificates are issued, the application form you complete when you purchase the Certificate, any applications for any changes approved by us, and any riders constitute the whole contract. Copies of all applications are attached to and made a part of the Certificate. Only the President, Executive Vice President or the Corporate Secretary may agree with you to a change in the Certificate or the Policy, and then only in writing.

Payment and Deferral of Benefits

All benefits are payable at our Home Office. We may require submission of the Certificate before we grant Certificate Loans, make changes or pay benefits.

Payments of any Separate Account Value will ordinarily be made within 7 days after our receipt of your Written Request. However, the Company reserves the right to suspend or postpone the date of any payment of any benefit or values for any Valuation Period (1) when the New York Stock Exchange is closed (except holidays or weekends); (2) when trading on the Exchange is restricted; (3) when an emergency exists as determined by the SEC so that disposal of the securities held in the Funds is not reasonably practicable or it is not reasonably practicable to determine the value of the Funds' net assets. For payment from the Separate Account in such instances, we may defer payment of Full Surrender and Partial Surrender Values, any Death Benefit in excess of the current Specified Amount, any portion of the Loan Value.

Payment of any Fixed Account Value may be deferred for up to six months, except when used to pay amounts due us. Payment of the Death Benefit also may be delayed if the Certificate is being contested.

Suicide and Incontestability

In most states, if the Insured dies by suicide within 2 years from the Issue Date of a Certificate, we will pay only a limited benefit. Generally, the benefit will consist of a refund of premiums paid, subject to a positive or negative adjustment to reflect investment performance in the Separate Account. In most states, if the Insured dies by suicide within 2 years from the Issue Date of any increase in coverage, we will pay as to that increase only the amount of prior Monthly Deductions that were attributable to that increase.

In most states, with respect to statements made in the initial application form or any subsequent application, we will not contest any coverage under a Certificate after it has been in force for 2 years from its Issue Date. Notwithstanding the foregoing, if the Age of the Insured is misstated, regardless how long the coverage has been in effect, the amount of the Death Benefit will be adjusted to reflect the coverage that would have been purchased by the most recent pre-Maturity Date Monthly Deduction at the correct Age.

Protection of Proceeds

To the extent provided by law, the proceeds of the Certificate are subject neither to claims by a beneficiary's creditors nor to any legal process against any beneficiary.

Nonparticipation

The Certificate is not entitled to share in the divisible surplus of the Company. No dividends are payable.

Changes in Owner and Beneficiary; Assignment


Unless otherwise stated in the Certificate, you may change the Owner and/or the beneficiary or beneficiaries, or both, at any time while the Certificate is in force. A request for such change must be made by Written Request. After we have agreed, in writing, to the change, it will take effect as of the date on which your Written Request was signed. Death Benefit proceeds payable on death of the Insured will be paid to each named beneficiary as specified in your then effective beneficiary designation. If no named beneficiary is living at the date of the Insured's death, all proceeds will be payable to the Owner or the Owner's estate. If required by state law, an amount may be paid from the Death Benefit to any person appearing to the Company to be equitably entitled by reason of having incurred funeral expenses.


A Certificate may also be assigned. No assignment of a Certificate will be binding on us unless made in writing and sent to us at our Home Office. The Company will use reasonable procedures to confirm that the assignment is authentic, including verification of signature. If the Company fails to follow its procedures, it would be liable for any losses to you directly resulting from the failure. Otherwise, we are not responsible for the validity of any assignment. The rights of the Owner and the interest of the beneficiary will be subject to the rights of any assignee of record.

Assignment or change of Owner can have adverse tax consequences. (See Tax
Matters)

Performance Reporting and Advertising

From time to time, the Company may advertise different types of historical performance for the Variable Options of the Separate Account available under the Certificates. We may also distribute sales literature that compares the percentage change in Accumulation Unit Values for any of the Variable Options to established market indices such as the Standard & Poor's 500 Stock Index and the Dow Jones Industrial Average or to the percentage change in values of other mutual funds that have investment objectives similar to the Variable Option being compared.

Illustrations of Death Benefit and Total Account Values

The following pages provide a hypothetical illustration of how the Option 1 Death Benefit and Total Account Values can change over time for a Certificate issued to an Age 45 preferred risk non-smoker Insured if premiums are accumulated at 5% interest per year or the investment return on the assets held in each Fund were a uniform gross annual rate of 0%, 6%, and 12%, respectively, based upon a number of assumptions. There are two pages of values. The first page illustrates the assumption that the guaranteed maximum Cost of Insurance rates and other charges at maximum rates are charged in all years. The second page illustrates the assumption that the current scale of Cost of Insurance rates for a $250,000 Specified Amount and other charges at current rates are charged in all years. Current cost of insurance rates are generally lowest for Certificates having Specified Amounts of at least $250,000. We expect to review our current cost of insurance rates on at least an annual basis in light of the actual mortality experience of participants under the NYSUT group Policy.


The values shown in these illustrations vary according to assumptions used for charges and gross rates of investment return. The actual investment returns experienced by the Certificates and the charges deducted may be higher or lower than those illustrated. The charges reflected on the first page consist of the maximum allowable charges under the Certificate, including 1.25% for years 1-10 and 0.40% for the eleventh year and after, for mortality and expense risk in all Certificate Years and 0.72% for expenses of the Funds. The charges reflected on the second page consist of the current charges imposed under the Certificates, including 0.85% for mortality and expense risk in Certificate Years 1 through 10 only and (as is currently planned) 0% thereafter, and 0.72% for Fund expenses. The charge for Fund expenses reflected in the illustrations assumes that Total Account Values have been allocated equally among all Funds and represent a fixed, unweighted average of the investment advisory fees charged to each of the Funds as of December 31, 1997 (after expense reimbursements) and other operating expenses (after expense reimbursements) for the year then ended.

After deduction of these amounts, the illustrated gross annual investment rates of return of 0%, 6% and 12% correspond to approximate net annual rates of -1.57%, 4.43% and 10.43%, respectively, during the first 10 Certificate Years, and -0.72%, 5.28% and 11.28%, respectively, thereafter on a current basis. On a guaranteed basis, the illustrated gross annual investment rates of return of 0%, 6% and 12% correspond to approximate net annual rates of -1.97%, 4.03% and 10.03% during the first 10 years and -1.12%, 4.88% and 10.88% during the eleventh year and after, respectively.


The Death Benefit and Total Account Values would be different from those shown if the gross annual investment rates of return averaged 0%, 6%, and 12% over a period of years, but fluctuated above and below those averages for individual Certificate Years. The illustrations also assume payment of premiums as indicated, no Certificate Loans, no increases or decreases in Specified Amount, no Death Benefit Option changes, no Partial Surrenders and no supplemental rider benefits.

The hypothetical values shown in the tables do not reflect any Separate Account charges for federal income taxes, since we are not currently making such charges. However, such charges may be made in the future, and, in that event, the gross annual investment rate of return would have to exceed 0%, 6%, or 12% by an amount sufficient to cover the tax charges in order to produce the Death Benefit and Total Account Values shown.

Upon request, we will provide a comparable personalized illustration based upon the Age and underwriting classification of the proposed Insured, including the Specified Amount and premium requested, the proposed frequency of premium payments and any available riders requested. A fee of $25 may be charged for each such illustration. The hypothetical gross annual investment return assumed in such an illustration will not exceed 12%.

                               FLEXIBLE PREMIUM
                 VARIABLE UNIVERSAL LIFE INSURANCE CERTIFICATE
                                 UNISEX AGE 45
                         $1,548.48 ANNUAL BASIC PREMIUM
                            PREFERRED NONSMOKER RISK
                              FACE AMOUNT $250,000
                  DEATH BENEFIT OPTION 1 (GUARANTEED VALUES)




              Premiums             Death Benefit
             Accumulated      Gross Annual Investment             Total Account Value                Surrender Value
                 at                 Returns of               Annual Investment Returns of      Annual Investment Returns of
Policy       5% Interest --------------------------------- --------------------------------- --------------------------------
Year          Per Year    Gross 0%   Gross 6%   Gross 12%   Gross 0%   Gross 6%   Gross 12%   Gross 0%   Gross 6%   Gross 12%
----------- ------------ ---------- ---------- ----------- ---------- ---------- ----------- ---------- ---------- ----------
1                1,626    250,000    250,000     250,000        364        415        467         364        415        467
2                3,333    250,000    250,000     250,000        761        888      1,023         761        888      1,023
3                5,126    250,000    250,000     250,000      1,087      1,316      1,569       1,087      1,316      1,569
4                7,008    250,000    250,000     250,000      1,342      1,695      2,102       1,342      1,695      2,102
5                8,984    250,000    250,000     250,000      1,520      2,014      2,612       1,520      2,014      2,612

6               11,059    250,000    250,000     250,000      1,614      2,265      3,091       1,614      2,265      3,091
7               13,238    250,000    250,000     250,000      1,616      2,434      3,524       1,616      2,434      3,524
8               15,526    250,000    250,000     250,000      1,510      2,499      3,889       1,510      2,499      3,889
9               17,928    250,000    250,000     250,000      1,285      2,444      4,167       1,285      2,444      4,167
10              20,450    250,000    250,000     250,000        934      2,253      4,337         934      2,253      4,337

15              35,085          0          0     250,000          0          0      2,891           0          0      2,891
20              53,762          0          0           0          0          0          0           0          0          0
25              77,600          0          0           0          0          0          0           0          0          0
30             108,023          0          0           0          0          0          0           0          0          0

20 Age 65       53,762          0          0           0          0          0          0           0          0          0


Assumes no policy loan has been made and no supplemental rider benefits have been elected. If premiums are paid more frequently than annually, the Death Benefits, Total Account Values, and Cash Surrender Values would be less than those illustrated. Zeros indicate that the Certificate lapses if additional premiums are not paid.

The investment results are illustrative only and should not be considered a representation of past or future investments results.

Actual investment results may be more or less than those shown and will depend on a number of factors including the Policy Owner's allocations, and the Fund's rate of return. The Total Account Value and Cash Value for a Policy would be different from those shown in the actual investment rates of return averaged 0%, 6%, and 12% over a period of years, but fluctuated above or below those averages for individual years.

                               FLEXIBLE PREMIUM
                 VARIABLE UNIVERSAL LIFE INSURANCE CERTIFICATE
                                 UNISEX AGE 45
                         $1,548.48 ANNUAL BASIC PREMIUM
                            PREFERRED NONSMOKER RISK
                              FACE AMOUNT $250,000
                    DEATH BENEFIT OPTION 1 (CURRENT VALUES)




              Premiums             Death Benefit
             Accumulated      Gross Annual Investment             Total Account Value                Surrender Value
                 at                 Returns of               Annual Investment Returns of      Annual Investment Returns of
Policy       5% Interest --------------------------------- --------------------------------- --------------------------------
Year          Per Year    Gross 0%   Gross 6%   Gross 12%   Gross 0%   Gross 6%   Gross 12%   Gross 0%   Gross 6%   Gross 12%
----------- ------------ ---------- ---------- ----------- ---------- ---------- ----------- ---------- ---------- ----------
1                1,626    250,000    250,000    250,000         670        731         793        670        731        793
2                3,333    250,000    250,000    250,000       1,420      1,590       1,767      1,420      1,590      1,767
3                5,126    250,000    250,000    250,000       2,155      2,482       2,839      2,155      2,482      2,839
4                7,008    250,000    250,000    250,000       2,874      3,410       4,019      2,874      3,410      4,019
5                8,984    250,000    250,000    250,000       3,578      4,376       5,319      3,578      4,376      5,319

6               11,059    250,000    250,000    250,000       4,266      5,381       6,753      4,266      5,381      6,753
7               13,238    250,000    250,000    250,000       4,940      6,427       8,333      4,940      6,427      8,333
8               15,526    250,000    250,000    250,000       5,598      7,516      10,076      5,598      7,516     10,076
9               17,928    250,000    250,000    250,000       6,242      8,649      12,000      6,242      8,649     12,000
10              20,450    250,000    250,000    250,000       6,849      9,807      14,100      6,849      9,807     14,100

15              35,085    250,000    250,000    250,000       8,713     15,536      27,888      8,713     15,536     27,888
20              53,762    250,000    250,000    250,000       7,118     19,282      47,841      7,118     19,282     47,841
25              77,600    250,000    250,000    250,000         736     19,110      78,153        736     19,110     78,153
30             108,023          0    250,000    250,000           0     10,594     126,598          0     10,594    126,598

20 Age 65       53,762    250,000    250,000    250,000       7,118     19,282      47,841      7,118     19,282     47,841


Assumes no policy loan has been made and no supplemental rider benefits have been elected. If premiums are paid more frequently than annually, the Death Benefits, Total Account Values, and Cash Surrender Values would be less than those illustrated. Zeros indicate that the Certificate lapses if additional premiums are not paid.

The investment results are illustrative only and should not be considered a representation of past or future investments results.

Actual investment results may be more or less than those shown and will depend on a number of factors including the Policy Owner's allocations, and the Fund's rate of return. The Total Account Value and Cash Value for a Policy would be different from those shown in the actual investment rates of return averaged 0%, 6%, and 12% over a period of years, but fluctuated above or below those averages for individual years.

                             FINANCIAL STATEMENTS
                            VARIABLE LIFE ACCOUNT B


                                     Index

 Statement of Assets and Liabilities .........................   S-2
 Statements of Operations and Changes in Net Assets ..........   S-4
 Condensed Financial Information .............................   S-5
 Notes to Financial Statements ...............................   S-9
 Independent Auditors' Report ................................  S-20

Variable Life Account B

Statement of Assets and Liabilities--December 31, 1997

ASSETS:
Investments, at net asset value: (Note 1)
 Aetna Variable Fund; 3,935,729 shares (cost $126,171,024) ............................ $132,379,023
 Aetna Income Shares; 1,642,350 shares (cost $21,116,917) .............................   21,104,804
 Aetna Variable Encore Fund; 1,520,490 shares (cost $20,249,343) ......................   20,320,201
 Aetna Investment Advisers Fund, Inc.; 1,517,909 shares (cost $22,364,815) ............   24,336,071
 Aetna Ascent Variable Portfolio; 127,672 shares (cost $1,774,627) ....................    1,802,553
 Aetna Crossroads Variable Portfolio; 54,282 shares (cost $705,224) ...................      710,292
 Aetna Legacy Variable Portfolio; 53,730 shares (cost $649,521) .......................      650,139
 Aetna Variable Index Plus Portfolio; 139,939 shares (cost $1,985,472) ................    1,961,545
 Fidelity Investments Variable Insurance Products Fund:
  Equity-Income Portfolio; 831,279 shares (cost $18,659,751) ..........................   20,183,450
  Growth Portfolio; 191,918 shares (cost $6,740,034) ..................................    7,120,144
  Overseas Portfolio; 93,214 shares (cost $1,797,983) .................................    1,789,714
 Fidelity Investments Variable Insurance Products Fund II:
  Asset Manager Portfolio; 140,740 shares (cost $2,253,029) ...........................    2,534,727
  Contrafund Portfolio; 1,014,044 shares (cost $18,714,668) ...........................   20,220,028
 Janus Aspen Series:
  Aggressive Growth Portfolio; 603,521 shares (cost $11,557,498) ......................   12,402,365
  Balanced Portfolio; 469,699 shares (cost $7,320,172) ................................    8,205,641
  Growth Portfolio; 648,268 shares (cost $10,619,569) .................................   11,980,000
  Worldwide Growth Portfolio; 1,039,046 shares (cost $22,485,938) .....................   24,303,287
 Portfolio Partners, Inc.:
  PPI MFS Emerging Equities Portfolio; 444,333 shares (cost $19,019,357) ..............   19,061,872
  PPI MFS Research Growth Portfolio; 736,167 shares (cost $7,234,426) .................    7,148,181
  PPI Scudder International Growth Portfolio; 1,014,972 shares (cost $14,118,551) .....   14,311,110
                                                                                        ------------
NET ASSETS (cost $335,537,919) ........................................................ $352,525,147
                                                                                        ============
Net assets represented by:
Policyholders' account values: (Notes 1 and 5)
Aetna Variable Fund:
 Policyholders' account values ........................................................ $132,379,023
Aetna Income Shares:
 Policyholders' account values ........................................................   21,104,804
Aetna Variable Encore Fund:
 Policyholders' account values ........................................................   20,320,201
Aetna Investment Advisers Fund, Inc.:
 Policyholders' account values ........................................................   24,336,071
Aetna Ascent Variable Portfolio:
 Policyholders' account values ........................................................    1,802,553
Aetna Crossroads Variable Portfolio:
 Policyholders' account values ........................................................      710,292

Variable Life Account B

Aetna Legacy Variable Portfolio:
 Policyholders' account values .......................  $    650,139
Aetna Variable Index Plus Portfolio:
 Policyholders' account values .......................     1,961,545
Fidelity Investments Variable Insurance Products Fund:
 Equity-Income Portfolio:
  Policyholders' account values ......................    20,183,450
 Growth Portfolio:
  Policyholders' account values ......................     7,120,144
 Overseas Portfolio:
  Policyholders' account values ......................     1,789,714
Fidelity Investments Variable Insurance Products Fund II:
 Asset Manager Portfolio:
  Policyholders' account values ......................     2,534,727
 Contrafund Portfolio:
 Policyholders' account values .......................    20,220,028
Janus Aspen Series:
 Aggressive Growth Portfolio:
  Policyholders' account values ......................    12,402,365
 Balanced Portfolio:
  Policyholders' account values ......................     8,205,641
 Growth Portfolio:
  Policyholders' account values ......................    11,980,000
 Worldwide Growth Portfolio:
  Policyholders' account values ......................    24,303,287
Portfolio Partners, Inc.:
 PPI MFS Emerging Equities Portfolio:
  Policyholders' account values ......................    19,061,872
 PPI MFS Research Growth Portfolio:
  Policyholders' account values ......................     7,148,181
 PPI Scudder International Growth Portfolio:
  Policyholders' account values ......................    14,311,110
                                                        ------------
                                                        $352,525,147
                                                        ============

See Notes to Financial Statements

Variable Life Account B

Statements of Operations and Changes in Net Assets

                                                                             Year ended December 31,
                                                                        ----------------------------------
                                                                              1997              1996
                                                                        ---------------   ----------------
INVESTMENT INCOME:
Income: (Notes 1, 3 and 5)
 Dividends ..........................................................    $  35,222,623     $  13,813,478
Expenses: (Notes 2 and 5)
 Valuation Period Deductions ........................................       (2,713,203)       (1,905,137)
                                                                         -------------     -------------
Net investment income ...............................................       32,509,420        11,908,341
                                                                         -------------     -------------
NET REALIZED AND UNREALIZED GAIN ON INVESTMENTS:
Net realized gain on sales of investments: (Notes 1, 4 and 5)
 Proceeds from sales ................................................      260,329,704        29,656,908
 Cost of investments sold ...........................................      245,858,726        26,434,292
                                                                         -------------     -------------
  Net realized gain .................................................       14,470,978         3,222,616
Net unrealized gain on investments: (Note 5)
 Beginning of year ..................................................       14,132,669         4,391,574
 End of year ........................................................       16,987,228        14,132,669
                                                                         -------------     -------------
  Net change in unrealized gain .....................................        2,854,559         9,741,095
                                                                         -------------     -------------
Net realized and unrealized gain on investments .....................       17,325,537        12,963,711
                                                                         -------------     -------------
Net increase in net assets resulting from operations ................       49,834,957        24,872,052
                                                                         -------------     -------------
FROM UNIT TRANSACTIONS:
Variable life premium payments ......................................      135,098,143       101,416,302
Sales and administrative charges deducted by the Company ............       (4,620,884)       (3,032,151)
Premiums allocated to the fixed account .............................       (2,741,149)       (3,127,437)
                                                                         -------------     -------------
 Net premiums allocated to the variable account .....................      127,736,110        95,256,714
Transfers to the Company for monthly deductions .....................      (21,545,914)      (15,491,673)
Redemptions by contract holders .....................................      (24,062,185)       (4,154,465)
Transfers on account of policy loans ................................       (2,875,077)       (3,783,533)
Other ...............................................................          263,373           (40,991)
                                                                         -------------     -------------
 Net increase in net assets from unit transactions (Note 5) .........       79,516,307        71,786,052
                                                                         -------------     -------------
Change in net assets ................................................      129,351,264        96,658,104
NET ASSETS:
Beginning of year ...................................................      223,173,883       126,515,779
                                                                         -------------     -------------
End of year .........................................................    $ 352,525,147     $ 223,173,883
                                                                         =============     =============

See Notes to Financial Statements

Variable Life Account B

Condensed Financial Information--Year Ended December 31, 1997

                                                   Value
                                                  Per Unit           Increase (Decrease)      Units
                                         ------------------------        in Value of       Outstanding        Reserves
                                          Beginning       End of         Accumulation        at End            at End
                                           of Year         Year              Unit           of Period          of Year
------------------------------------------------------------------------------------------------------------------------
Aetna Variable Fund:
 Aetna Vest ..........................    $34.932       $44.936           28.64%             1,403,227.0     $63,055,847
 Aetna Vest II .......................     19.507        25.085           28.60%               805,944.5      20,216,852
 Aetna Vest Plus .....................     16.389        21.075           28.58%             1,783,619.4      37,590,494
 Aetna Vest Estate Protector .........     11.675        15.037           28.79%                70,938.6       1,066,670
 Corporate Specialty Market ..........     14.805        19.039           28.60%               548,828.8      10,449,160
Aetna Income Shares:
 Aetna Vest ..........................     21.850        23.428            7.22%               257,674.2       6,036,890
 Aetna Vest II .......................     14.691        15.752            7.22%                61,987.6         976,413
 Aetna Vest Plus .....................     11.764        12.613            7.22%               187,384.8       2,363,574
 Aetna Vest Estate Protector .........     10.452        11.224            7.38%                18,991.8         213,166
 Corporate Specialty Market ..........     11.354        12.175            7.22%               945,807.8      11,514,761
Aetna Variable Encore Fund:
 Aetna Vest ..........................     16.577        17.310            4.43%               151,657.5       2,625,230
 Aetna Vest II .......................     12.117        12.653            4.43%                13,650.7         172,723
 Aetna Vest Plus .....................     11.388        11.892            4.43%               566,497.4       6,736,612
 Aetna Vest Estate Protector .........     10.333        10.807            4.58%                36,266.4         391,929
 Corporate Specialty Market ..........     10.895        11.377            4.43%               913,597.2      10,393,707
Aetna Investment Advisers Fund, Inc.:
 Aetna Vest ..........................     17.547        21.286           21.31%               106,658.2       2,270,280
 Aetna Vest II .......................     17.742        21.515           21.27%               234,300.7       5,041,082
 Aetna Vest Plus .....................     14.880        18.044           21.27%               493,793.3       8,909,876
 Aetna Vest Estate Protector .........     11.340        13.554           19.53%(1)             11,121.3         150,741
 Corporate Specialty Market ..........     12.954        15.708           21.27%               506,998.4       7,964,092
Aetna Ascent Variable Portfolio:
 Aetna Vest ..........................     11.828        14.055           18.84%                16,408.7         230,615
 Aetna Vest II .......................     11.828        14.040           18.70%                10,217.2         143,453
 Aetna Vest Plus .....................     11.828        14.040           18.70%                96,649.5       1,356,995
 Aetna Vest Estate Protector .........     11.886        14.077           18.43%(1)              5,078.4          71,490
Aetna Crossroads Variable Portfolio:
 Aetna Vest ..........................     11.474        13.369           16.52%                 5,240.7          70,064
 Aetna Vest II .......................     11.544        13.356           15.69%(1)              5,740.1          76,663
 Aetna Vest Plus .....................     11.474        13.356           16.40%                40,129.7         535,965
 Aetna Vest Estate Protector .........     11.487        13.391           16.58%                 2,061.1          27,600
Aetna Legacy Variable Portfolio:
 Aetna Vest II .......................     11.263        12.604           11.91%(2)                894.7          11,277
 Aetna Vest Plus .....................     11.118        12.604           13.37%                48,206.0         607,607
 Aetna Vest Estate Protector .........     11.344        12.638           11.40%(3)              2,473.2          31,255

Variable Life Account B

                                                   Value
                                                  Per Unit          Increase (Decrease)        Units
                                         -----------------------        in Value of         Outstanding     Reserves
                                          Beginning       End of        Accumulation           at End        at End
                                           of Year        Period            Unit             of Period     of Period
---------------------------------------------------------------------------------------------------------------------
Aetna Variable Index Plus Portfolio:
 Aetna Vest ..........................    $12.017       $13.081           8.86%(4)           11,393.3      $  149,038
 Aetna Vest II .......................     11.345        13.081          15.30%(4)            7,240.3          94,713
 Aetna Vest Plus .....................     11.172        13.081          17.09%(3)           86,063.0       1,125,815
 Aetna Vest Estate Protector .........     12.371        13.102           5.91%(5)           17,901.0         234,541
 Corporate Specialty Market ..........     12.785        13.081           2.32%(6)           27,324.3         357,438
Fidelity Investments Variable
 Insurance Products Fund:
Equity-Income Portfolio:
 Aetna Vest ..........................     10.871        13.788          26.83%              16,476.3         227,168
 Aetna Vest II .......................     10.871        13.788          26.83%               5,186.7          71,513
 Aetna Vest Plus .....................     10.871        13.788          26.83%             545,391.4       7,519,612
 Aetna Vest Estate Protector .........     10.883        13.824          27.02%              62,365.5         862,136
 Corporate Specialty Market ..........     12.512        15.869          26.83%             724,876.8      11,503,021
Fidelity Investments Variable
 Insurance Products Fund:
Growth Portfolio:
 Corporate Specialty Market ..........     11.255        13.759          22.25%             517,477.9       7,120,144
Overseas Portfolio:
 Corporate Specialty Market ..........     11.241        12.415          10.45%             144,152.5       1,789,714
Fidelity Investments Variable
 Insurance Products Fund II:
Asset Manager Portfolio:
 Corporate Specialty Market ..........     12.022        14.361          19.46%             176,505.1       2,534,727
Contrafund Portfolio:
 Aetna Vest ..........................     11.525        14.166          22.91%              34,241.1         485,043
 Aetna Vest II .......................     11.525        14.166          22.91%               7,039.4          99,717
 Aetna Vest Plus .....................     11.525        14.166          22.91%             319,136.2       4,520,728
 Aetna Vest Estate Protector .........     11.538        14.203          23.09%              44,043.2         625,540
 Corporate Specialty Market ..........     12.396        15.236          22.91%             950,961.4      14,489,000
Janus Aspen Series:
Aggressive Growth Portfolio:
 Aetna Vest ..........................     16.153        18.017          11.54%              62,426.4       1,124,758
 Aetna Vest II .......................     16.153        18.017          11.54%              29,971.2         540,002
 Aetna Vest Plus .....................     16.153        18.017          11.54%             340,401.2       6,133,150
 Aetna Vest Estate Protector .........      9.797        10.944          11.71%              65,486.4         716,682
 Corporate Specialty Market ..........     12.120        13.519          11.54%             287,588.9       3,887,773

Variable Life Account B

                                                   Value
                                                  Per Unit         Increase (Decrease)      Units
                                         ------------------------      in Value of       Outstanding       Reserves
                                          Beginning       End of       Accumulation         at End          at End
                                           of Year        Period           Unit           of Period       of Period
---------------------------------------------------------------------------------------------------------------------
Balanced Portfolio:
 Aetna Vest ..........................    $13.966         $16.883         20.89%             7,765.1       $  131,096
 Aetna Vest II .......................     14.075          17.015         20.89%            10,401.5          176,977
 Aetna Vest Plus .....................     13.960          16.875         20.89%           247,390.9        4,174,751
 Aetna Vest Estate Protector .........     11.101          13.440         21.07%            17,145.8          230,433
 Corporate Specialty Market ..........     12.242          14.799         20.89%           235,992.1        3,492,384
Growth Portfolio:
 Aetna Vest ..........................     14.898          18.105         21.53%            37,937.8          686,846
 Aetna Vest II .......................     14.884          18.088         21.53%            61,620.8        1,114,603
 Aetna Vest Plus .....................     14.863          18.063         21.53%           431,965.3        7,802,391
 Aetna Vest Estate Protector .........     10.857          13.214         21.71%            44,074.0          582,402
 Corporate Specialty Market ..........     12.232          14.865         21.53%           120,672.6        1,793,758
Worldwide Growth Portfolio:
 Aetna Vest ..........................     16.364          19.790         20.94%           108,747.3        2,152,075
 Aetna Vest II .......................     16.368          19.795         20.94%            55,876.7        1,106,085
 Aetna Vest Plus .....................     16.348          19.770         20.94%           557,760.6       11,027,190
 Aetna Vest Estate Protector .........     11.811          14.305         21.12%            58,328.9          834,389
 Corporate Specialty Market ..........     13.459          16.277         20.94%           564,191.6        9,183,548
Portfolio Partners, Inc.:
PPI MFS Emerging Equities Portfolio:
 Aetna Vest ..........................     17.571          17.357         (1.22%)(7)        70,564.4        1,224,807
 Aetna Vest II .......................     17.573          17.359         (1.22%)(7)        34,713.7          602,592
 Aetna Vest Plus .....................     17.563          17.349         (1.22%)(7)       477,392.0        8,282,500
 Aetna Vest Estate Protector .........     10.942          10.810         (1.21%)(7)        66,830.1          722,463
 Corporate Specialty Market ..........     14.451          14.275         (1.22%)(7)       576,485.2        8,229,510
PPI MFS Research Growth Portfolio:
 Aetna Vest ..........................     12.277          12.042         (1.91%)(7)        64,898.6          781,537
 Aetna Vest II .......................     12.332          12.096         (1.91%)(7)        23,240.4          281,124
 Aetna Vest Plus .....................     12.163          11.931         (1.91%)(7)       352,781.7        4,209,155
 Aetna Vest Estate Protector .........      9.329           9.152         (1.90%)(7)        10,326.6           94,508
 Corporate Specialty Market ..........     11.124          10.912         (1.91%)(7)       163,291.1        1,781,857

Variable Life Account B

                                                        Value
                                                       Per Unit             Increase (Decrease)        Units
                                              --------------------------        in Value of         Outstanding      Reserves
                                               Beginning       End of           Accumulation           at End         at End
                                                of Year        Period               Unit             of Period      of Period
-----------------------------------------------------------------------------------------------------------------------------
PPI Scudder International Growth Portfolio:
 Aetna Vest ...............................    $15.495         $15.692           1.27%(7)            131,667.0     $2,066,166
 Aetna Vest II ............................     15.399          15.596           1.27%(7)             44,659.7        696,495
 Aetna Vest Plus ..........................     15.314          15.509           1.27%(7)            449,154.4      6,965,802
 Aetna Vest Estate Protector ..............     11.627          11.777           1.29%(7)             21,515.0        253,383
 Corporate Specialty Market ...............     12.832          12.995           1.27%(7)            333,144.4      4,329,264

Notes to Condensed Financial Information:
(1)--Reflects less than a full year of performance activity. Funds were first received in this option during January 1997.
(2)--Reflects less than a full year of performance activity. Funds were first received in this option during March 1997.
(3)--Reflects less than a full year of performance activity. Funds were first received in this option during May 1997.
(4)--Reflects less than a full year of performance activity. Funds were first received in this option during June 1997.
(5)--Reflects less than a full year of performance activity. Funds were first received in this option during July 1997.
(6)--Reflects less than a full year of performance activity. Funds were first received in this option during August 1997.
(7)--Reflects less than a full year of performance activity. Funds were first received in this option during November 1997.


See Notes to Financial Statements

Variable Life Account B

Notes to Financial Statements--December 31, 1997

1. Summary of Significant Accounting Policies

   Variable Life Account B (the"Account") is a separate account established by Aetna Life Insurance and Annuity Company (the "Company) and is registered under the Investment Company Act of 1940 as a unit investment trust. The Account is sold exclusively for use with variable life insurance product contracts as defined under the Internal Revenue Code of 1986, as amended.

   The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect amounts reported therein. Although actual results could differ from these estimates, any such differences are expected to be immaterial to the net assets of the Account.

   a. Valuation of Investments

   Investments in the following Funds are stated at the closing net asset value per share as determined by each fund on December 31, 1997:

  Aetna Variable Fund
  Aetna Income Shares
  Aetna Variable Encore Fund
  Aetna Investment Advisers Fund, Inc.
  Aetna Ascent Variable Portfolio
  Aetna Crossroads Variable Portfolio
  Aetna Legacy Variable Portfolio
  Aetna Variable Index Plus Portfolio
  Fidelity Investments Variable Insurance
  Products Fund:
  [bullet] Equity-Income Portfolio
  [bullet] Growth Portfolio
  [bullet] Overseas Portfolio
  Fidelity Investments Variable Insurance
  Products Fund II:
  [bullet] Asset Manager Portfolio
  [bullet] Contrafund Portfolio
  Janus Aspen Series:
  [bullet] Aggressive Growth Portfolio
  [bullet] Balanced Portfolio
  [bullet] Growth Portfolio
  [bullet] Worldwide Growth Portfolio
  Portfolio Partners, Inc.:
  [bullet] PPI MFS Emerging Equities Portfolio
  [bullet] PPI MFS Research Growth Portfolio
  [bullet] PPI Scudder International Growth Portfolio

   b. Other

   Investment transactions are accounted for on a trade date basis and dividend income is recorded on the ex-dividend date. The cost of investments sold is determined by specific identification.

   c. Federal Income Taxes

   The operations of the Account form a part of, and are taxed with, the total operations of the Company which is taxed as a life insurance company under the Internal Revenue Code of 1986, as amended.

2. Valuation Period Deductions

   Deductions by the Account for mortality and expense risk charges are made in accordance with the terms of the policies and are paid to the Company.

Variable Life Account B

3. Dividend Income

   On an annual basis the Funds distribute substantially all of their taxable income and realized capital gains to their shareholders. Distributions paid to the Account are automatically reinvested in shares of the Funds. The Account's proportionate share of each Fund's undistributed net investment income (distributions in excess of net investment income) and accumulated net realized gain (loss) on investments is included in net unrealized gain
   (loss) on investments in the Statements of Operations and Changes in Net Assets.

4. Purchases and Sales of Investments

   The cost of purchases and proceeds from sales of investments other than short-term investments for the years ended December 31, 1997 and 1996 aggregated $372,355,431 and $260,329,704 and $113,349,117 and $29,656,908,
   respectively.

                     [This page intentionally left blank]

Variable Life Account B

5. Supplemental Information to Statements of Operations and Changes in Net Assets--Year Ended December 31, 1997

                                                                              Valuation
                                                                               Period
                                                            Dividends        Deductions
                                                           ------------     ------------
Aetna Variable Fund:                                        $26,573,304     ($1,085,553)
 PolicyHolders' account values
Aetna Income Shares:                                          1,087,150        (148,230)
 PolicyHolders' account values
Aetna Variable Encore Fund:                                     372,968        (144,720)
 PolicyHolders' account values
Aetna Investment Advisers Fund, Inc.:                         2,876,287        (185,443)
 PolicyHolders' account values
Aetna Ascent Variable Portfolio:                                112,004         (11,360)
 PolicyHolders' account values
Aetna Crossroads Variable Portfolio:                             45,840          (3,290)
 PolicyHolders' account values
Aetna Legacy Variable Portfolio:                                 38,169          (3,596)
 PolicyHolders' account values
Aetna Variable Index Plus Portfolio:                             77,848          (4,920)
 PolicyHolders' account values
Alger American Small Capitalization
Portfolio:(1)                                                   576,583        (128,523)
 PolicyHolders' account values
American Century VP Capital Appreciation
Fund:(2)                                                        132,455         (57,820)
 PolicyHolders' account values
Fidelity Investments Variable Insurance Products Fund:
Equity-Income Portfolio:                                      1,485,715        (163,582)
 PolicyHolders' account values
Growth Portfolio:                                               192,233         (54,856)
 PolicyHolders' account values
Overseas Portfolio:                                              46,706          (8,253)
 PolicyHolders' account values
Fidelity Investments Variable Insurance Products Fund II:
Asset Manager Portfolio:                                        175,953         (18,257)
 PolicyHolders' account values
Contrafund Portfolio:                                           235,708        (110,146)
 PolicyHolders' account values
Janus Aspen Series:
Aggressive Growth Portfolio:                                          0         (95,697)
 PolicyHolders' account values
Balanced Portfolio:                                             192,757         (52,872)
 PolicyHolders' account values



                                                              Proceeds       Cost of          Net
                                                                from       Investments     Realized
                                                                Sales          Sold       Gain (Loss)
                                                           -------------- ------------- --------------
Aetna Variable Fund:                                        $11,219,896    $ 7,857,508    $3,362,388
 PolicyHolders' account values
Aetna Income Shares:                                          2,358,910      2,406,924       (48,014)
 PolicyHolders' account values
Aetna Variable Encore Fund:                                  74,201,538     73,731,940       469,598
 PolicyHolders' account values
Aetna Investment Advisers Fund, Inc.:                         1,960,106      1,561,449       398,657
 PolicyHolders' account values
Aetna Ascent Variable Portfolio:                              1,279,898      1,184,906        94,992
 PolicyHolders' account values
Aetna Crossroads Variable Portfolio:                            198,099        193,283         4,816
 PolicyHolders' account values
Aetna Legacy Variable Portfolio:                                225,894        207,391        18,503
 PolicyHolders' account values
Aetna Variable Index Plus Portfolio:                            143,972        131,418        12,554
 PolicyHolders' account values
Alger American Small Capitalization
Portfolio:(1)                                                53,957,227     53,285,312       671,915
 PolicyHolders' account values
American Century VP Capital Appreciation
Fund:(2)                                                     15,197,338     15,512,673      (315,335)
 PolicyHolders' account values
Fidelity Investments Variable Insurance Products Fund:
Equity-Income Portfolio:                                     14,420,981     11,843,310     2,577,671
 PolicyHolders' account values
Growth Portfolio:                                             6,814,876      5,870,796       944,080
 PolicyHolders' account values
Overseas Portfolio:                                             359,668        322,274        37,394
 PolicyHolders' account values
Fidelity Investments Variable Insurance Products Fund II:
Asset Manager Portfolio:                                        244,742        220,690        24,052
 PolicyHolders' account values
Contrafund Portfolio:                                         4,519,164      3,602,586       916,578
 PolicyHolders' account values
Janus Aspen Series:
Aggressive Growth Portfolio:                                 18,445,996     17,632,824       813,172
 PolicyHolders' account values
Balanced Portfolio:                                           1,238,408      1,021,789       216,619
 PolicyHolders' account values


                                                     Net Increase
        Net Unrealized                 Net           (Decrease) In
         Gain (Loss)                Change in         Net Assets                   Net Assets
  Beginning          End           Unrealized          from Unit         Beginning           End
   of Year         of Year         Gain (Loss)       Transactions         of Year          of Year
-------------   -------------   ----------------   ----------------   --------------   ---------------
 $7,294,643      $6,207,999       ($1,086,644)      $ 11,743,902
                                                                       $92,871,626      $132,379,023
   (190,180)        (12,114)          178,066          6,856,045
                                                                        13,179,787        21,104,804
    106,394          70,857           (35,537)        10,565,707
                                                                         9,092,185        20,320,201
  1,383,931       1,971,257           587,326          4,867,703
                                                                        15,791,541        24,336,071
     15,645          27,927            12,282          1,049,257
                                                                           545,378         1,802,553
       (191)          5,069             5,260            533,974
                                                                           123,692           710,292
         20             618               598            582,502
                                                                            13,963           650,139
          0         (23,927)          (23,927)         1,899,990
                                                                                 0         1,961,545
    172,057               0          (172,057)       (14,034,001)
                                                                        13,086,083                 0
   (146,911)              0           146,911         (6,388,736)
                                                                         6,482,525                 0

  1,096,283       1,523,698           427,415          2,546,018
                                                                        13,310,213        20,183,450
    294,867         380,110            85,243            900,915
                                                                         5,052,529         7,120,144
     37,941          (8,270)          (46,211)         1,227,751
                                                                           532,327         1,789,714
    134,978         281,699           146,721            796,072
                                                                         1,410,186         2,534,727
    730,883       1,505,359           774,476         11,491,722
                                                                         6,911,690        20,220,028
    249,074         844,868           595,794          1,426,169
                                                                         9,662,927        12,402,365
    243,163         885,469           642,306          3,632,486
                                                                         3,574,345         8,205,641

Variable Life Account B

5. Supplemental Information to Statements of Operations and Changes in Net Assets--Year Ended December 31, 1997 (continued)

                                                             Valuation        Proceeds        Cost of           Net
                                                              Period            from        Investments       Realized
                                               Dividends    Deductions         Sales            Sold        Gain (Loss)
                                            -------------- -----------    --------------- --------------- ---------------
Growth Portfolio:                           $   309,334    ($ 90,076)     $  3,312,122    $  2,585,617     $   726,505
 PolicyHolders' account values
Short-Term bond Portfolio: (3)                  101,542      (32,381)        9,071,413       8,891,967         179,446
 PolicyHolders' account values
Worldwide Growth Portfolio:                     325,821     (167,065)        7,022,675       5,257,711       1,764,964
 PolicyHolders' account values
Portfolio Partners Inc.:
PPI MFS Emerging Equities Portfolio:                  0      (17,086)        9,834,242       9,998,952        (164,710)
 PolicyHolders' account values
PPI MFS Research Growth Portfolio:                    0       (6,128)        1,889,839       1,891,124          (1,285)
 PolicyHolders' account values
PPI Scudder International Growth Portfolio:           0      (12,927)        1,858,258       1,827,173          31,085
 PolicyHolders' account values
Scudder Variable Life Investment Fund --
International Portfolio: (4)                    264,246     (110,422)       20,554,442      18,819,109       1,735,333
 PolicyHolders' account values              -----------     ----------     ------------    ------------     -----------

Total Variable Life Account B               $35,222,623    ($2,713,203)   $260,329,704    $245,858,726     $14,470,978
                                            ===========     ==========     ============    ============     ===========

(1) Effective November 28, 1997, assets from this fund were transferred into the PPI MFS Emerging Equity Portfolio.
(2) Effective November 28, 1997, assets from this fund were transferred into the PPI MFS Research Growth Portfolio.
(3) Effective November 28, 1997, assets from this fund were transferred into the Aetna Variable Encore Fund.
(4) Effective November 28, 1997, assets from this fund were transferred into the PPI Scudder
International Growth Portfolio.


                                                       Net Increase
         Net Unrealized                  Net           (Decrease) In
           Gain (Loss)                Change in         Net Assets                   Net Assets
   Beginning           End            Unrealized         from Unit         Beginning            End
    of Year          of Year         Gain (Loss)       Transactions         of Year           of Year
--------------   ---------------   ---------------   ----------------   ---------------   --------------
 $   566,478       $ 1,360,430      $   793,952      $  3,065,638
                                                                         $  7,174,647     $ 11,980,000
      26,773                 0          (26,773)       (4,049,682)
                                                                            3,827,848                0
     872,277         1,817,349          945,072        11,519,359
                                                                            9,915,136       24,303,287
           0            42,515           42,515        19,201,153
                                                                                    0       19,061,872
           0           (86,245)         (86,245)        7,241,839
                                                                                    0        7,148,181
           0           192,560          192,560        14,100,392
                                                                                    0       14,311,110
   1,244,544                 0       (1,244,544)      (11,259,868)
                                                                           10,615,255                0
 -----------       -----------      ------------      -------------      ------------     ------------
 $14,132,669       $16,987,228      $ 2,854,559      $ 79,516,307        $223,173,883     $352,525,147
 ===========       ===========      ============      =============      ============     ============

Variable Life Account B

5. Supplemental Information to Statements of Operations and Changes in Net Assets--Year Ended December 31, 1996 (continued)

                                                                            Valuation      Proceeds      Cost of         Net
                                                                             Period          from      Investments    Realized
                                                             Dividends     Deductions       Sales          Sold      Gain (Loss)
                                                           ------------- -------------- ------------- ------------- ------------
Aetna Variable Fund:                                        $9,712,578     ($ 991,737)   $5,373,083    $4,466,494    $906,589
 PolicyHolders' account values
Aetna Income Shares:                                           810,294       (121,325)    1,564,483     1,544,041      20,442
 PolicyHolders' account values
Aetna Variable Encore Fund:                                    477,308        (71,555)    9,490,775     9,560,169     (69,394)
 PolicyHolders' account values
Aetna Investment Advisers Fund, Inc.:                        1,201,085       (127,990)    1,717,127     1,435,761     281,366
 PolicyHolders' account values
Aetna Ascent Variable Portfolio:                                18,222         (1,210)      127,981       124,671       3,310
 PolicyHolders' account values
Aetna Crossroads Variable Portfolio:                             2,462            (91)        1,317         1,263          54
 PolicyHolders' account values
Aetna Legacy Variable Portfolio:                                   671            (36)          503           486          17
 PolicyHolders' account values
Alger American Small Capitalization Portfolio:                  33,925        (93,143)    2,003,029     1,400,608     602,421
 PolicyHolders' account values
Fidelity Investments Variable Insurance Products Fund:
Equity-Income Portfolio:                                        19,619        (57,181)      625,427       574,716      50,711
 PolicyHolders' account values
Growth Portfolio:                                               85,627        (30,149)      243,345       245,938      (2,593)
 PolicyHolders' account values
Overseas Portfolio:
 PolicyHolders' account values                                  14,172         (4,004)      478,644       450,003      28,641
Fidelity Investments Variable Insurance Products Fund II:
Asset Manager Portfolio:                                        62,788        (13,383)      981,022       966,124      14,898
 PolicyHolders' account values
Contrafund Portfolio:                                           10,199        (36,829)      353,531       314,886      38,645
 PolicyHolders' account values
Janus Aspen Series:
Aggressive Growth Portfolio:                                    79,809        (68,571)    1,171,119       858,482     312,637
 PolicyHolders' account values
Balanced Portfolio:                                             70,301        (23,444)      452,062       367,517      84,545
 PolicyHolders' account values
Growth Portfolio:                                              140,964        (46,593)      808,709       590,651     218,058
 PolicyHolders' account values
Short-Term Bond Portfolio:                                      84,482        (17,596)      424,360       415,377       8,983
 PolicyHolders' account values


                                                 Net Increase
        Net Unrealized               Net         (Decrease) In
         Gain (Loss)              Change in       Net Assets                 Net Assets
  Beginning          End          Unrealized       from Unit        Beginning           End
   of Year         of Year       Gain (Loss)     Transactions        of Year          of Year
-------------   -------------   -------------   --------------   --------------   --------------
 $   65,391      $7,294,643      $7,229,252      $ 5,056,913
                                                                  $70,958,031      $92,871,626
    189,278        (190,180)       (379,458)       2,798,667
                                                                   10,051,167       13,179,787
    138,935         106,394         (32,541)       3,268,179
                                                                    5,520,188        9,092,185
  1,031,584       1,383,931         352,347        4,815,033
                                                                    9,269,700       15,791,541
          0          15,645          15,645          509,411
                                                                            0          545,378
          0            (191)           (191)         121,458
                                                                            0          123,692
          0              20              20           13,291
                                                                            0           13,963
    595,950         172,057        (423,893)       7,688,994
                                                                    5,277,779       13,086,083
     28,202       1,096,283       1,068,081       11,810,807
                                                                      418,176       13,310,213
    (36,211)        294,867         331,078        3,470,007
                                                                    1,198,559        5,052,529
     21,923          37,941          16,018         (102,302)
                                                                      579,802          532,327
     47,435         134,978          87,543          298,650
                                                                      959,690        1,410,186
     10,253         730,883         720,630        5,090,135
                                                                    1,088,910        6,911,690
    376,606         249,074        (127,532)       5,949,433
                                                                    3,517,151        9,662,927
     60,589         243,163         182,574        2,648,699
                                                                      611,670        3,574,345
    196,848         566,478         369,630        3,974,072
                                                                    2,518,516        7,174,647
      6,078          26,773          20,695        3,383,696
                                                                      347,588        3,827,848

Variable Life Account B

5. Supplemental Information to Statements of Operations and Changes in Net Assets--Year Ended December 31, 1996 (continued)

                                                             Valuation       Proceeds      Cost of         Net
                                                              Period           from      Investments    Realized
                                             Dividends      Deductions        Sales          Sold      Gain (Loss)
                                          -------------- ---------------- ------------- ------------- ------------
Janus Aspen Series (continued):
Worldwide Growth Portfolio:                $   105,214     ($   49,874)    $ 1,127,422   $   777,300   $  350,122
 PolicyHolders' account values
Scudder Variable Life Investment Fund --
International Portfolio:                       173,534         (85,922)      1,752,475     1,537,715      214,760
 PolicyHolders' account values
TCI Portfolios, Inc.--Growth Fund:             710,224         (64,504)        960,494       802,090      158,404
 PolicyHolders' account values             -----------     ------------    ------------  -----------   ----------
Total Variable Life Account B              $13,813,478     ($1,905,137)    $29,656,908   $26,434,292   $3,222,616
                                           ===========     ============    ============  ===========   ==========

                                                     Net Increase
         Net Unrealized                 Net          (Decrease) In
          Gain (Loss)                Change in        Net Assets                  Net Assets
  Beginning           End            Unrealized        from Unit        Beginning            End
   of Year          of Year         Gain (Loss)      Transactions        of Year           of Year
-------------   ---------------   ---------------   --------------   ---------------   ---------------
 $  227,523       $   872,277      $    644,754      $ 7,436,957
                                                                      $  1,427,963      $  9,915,136
    431,463         1,244,544           813,081        2,808,258
                                                                         6,691,544        10,615,255
    999,727          (146,911)       (1,146,638)         745,694
                                                                         6,079,345         6,482,525
 ----------       -----------      ------------      -----------      ------------      ------------
 $4,391,574       $14,132,669      $  9,741,095      $71,786,052      $126,515,779      $223,173,883
 ==========       ===========      ============      ===========      ============      ============

                          Independent Auditors' Report


The Board of Directors of Aetna Life Insurance and Annuity Company and
 Policyholders of Variable Life Account B:


We have audited the accompanying statement of assets and liabilities of Aetna Life Insurance and Annuity Company Variable Life Account B (the "Account") as of December 31, 1997, and the related statements of operations and changes in net assets for each of the years in the two-year period then ended and condensed financial information for the year ended December 31, 1997. These financial statements and condensed financial information are the responsibility of the Account's management. Our responsibility is to express an opinion on these financial statements and condensed financial information based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and condensed financial information are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and condensed financial information. Our procedures included confirmation of securities owned as of December 31, 1997, by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and condensed financial information referred to above present fairly, in all material respects, the financial position of Aetna Life Insurance and Annuity Company Variable Life Account B as of December 31, 1997, the results of its operations and changes in its net assets for each of the years in the two-year period then ended and condensed financial information for the year ended December 31, 1997 in conformity with generally accepted accounting principles.


                                                    /s/ KPMG Peat Marwick LLP

Hartford, Connecticut
February 27, 1998

            AETNA LIFE INSURANCE AND ANNUITY COMPANY AND SUBSIDIARY

                   Index to Consolidated Financial Statements
                   ------------------------------------------

                                                                      Page

Independent Auditors' Report                                            F-2

Consolidated Financial Statements:

       Consolidated Statements of Income for the Years Ended
         December 31, 1997, 1996 and 1995                               F-3

       Consolidated Balance Sheets as of December 31, 1997
         and 1996                                                       F-4

       Consolidated Statements of Changes in Shareholder's Equity
         for the Years Ended December 31, 1997, 1996 and 1995           F-5

       Consolidated Statements of Cash Flows for the Years
         Ended December 31, 1997, 1996 and 1995                         F-6

       Notes to Consolidated Financial Statements                       F-7

                          Independent Auditors' Report


The Shareholder and Board of Directors
Aetna Life Insurance and Annuity Company:

We have audited the accompanying consolidated balance sheets of Aetna Life Insurance and Annuity Company and Subsidiary as of December 31, 1997 and 1996, and the related consolidated statements of income, changes in shareholder's equity and cash flows for each of the years in the three-year period ended December 31, 1997. These consolidated financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these consolidated financial statements based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statements presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the consolidated financial statements referred to above present fairly, in all material respects, the financial position of Aetna Life Insurance and Annuity Company and Subsidiary at December 31, 1997 and 1996, and the results of their operations and their cash flows for each of the years in the three-year period ended December 31, 1997, in conformity with generally accepted accounting principles.



                                                      /s/ KPMG Peat Marwick LLP



Hartford, Connecticut
February 3, 1998

            AETNA LIFE INSURANCE AND ANNUITY COMPANY AND SUBSIDIARY
         (A wholly owned subsidiary of Aetna Retirement Holdings, Inc.)

                        Consolidated Statements of Income
                                   (millions)

                                                Years Ended December 31,
                                            --------------------------------
                                              1997         1996       1995
                                            -------       -------    -------
Revenue:
  Premiums                                   $267.1        $133.6     $212.7
  Charges assessed against policyholders      475.0         396.5      318.9
  Net investment income                     1,080.5       1,045.6    1,004.3
  Net realized capital gains                   36.0          19.7       41.3
  Other income                                 39.7          45.4       42.0
                                            -------       -------    -------
        Total revenue                       1,898.3       1,640.8    1,619.2
                                            -------       -------    -------

Benefits and expenses:
  Current and future benefits               1,127.8         968.6      997.2
  Operating expenses                          347.4         342.2      310.8
  Amortization of deferred policy
     acquisition costs                        128.4          69.8       48.0
  Severance and facilities charges               --          61.3         --
                                            -------       -------    -------
       Total benefits and expenses          1,603.6       1,441.9    1,356.0
                                            -------       -------    -------

Income before income taxes                    294.7         198.9      263.2

   Income taxes                                89.4          57.8       87.3
                                            -------       -------    -------

Net income                                   $205.3        $141.1     $175.9
                                            =======       =======    =======

See Notes to Consolidated Financial Statements.

            AETNA LIFE INSURANCE AND ANNUITY COMPANY AND SUBSIDIARY
         (A wholly owned subsidiary of Aetna Retirement Holdings, Inc.)

                           Consolidated Balance Sheets
                          (millions, except share data)

                                                                               December 31,  December 31,
Assets                                                                           1997           1996
------                                                                           ----           ----
Investments:
  Debt securities available for sale, at fair value
    (amortized cost:  $12,912.2 and $12,539.1)                                 $13,463.8     $12,905.5
  Equity securities, available for sale:
    Nonredeemable preferred stock (cost:  $131.7 and $107.6)                       147.6         119.0
    Investment in affiliated mutual funds (cost:  $78.1 and $77.3)                  83.0          81.1
    Common stock (cost:  $0.2 and $0.0)                                               .6            .3
  Short-term investments                                                            95.6          34.8
  Mortgage loans                                                                    12.8          13.0
  Policy loans                                                                     469.6         399.3
                                                                               ---------      --------
       Total investments                                                        14,273.0      13,553.0

Cash and cash equivalents                                                          565.4         459.1
Accrued investment income                                                          163.0         159.0
Premiums due and other receivables                                                  63.7          26.6
Deferred policy acquisition costs                                                1,654.6       1,515.3
Reinsurance loan to affiliate                                                      397.2         628.3
Other assets                                                                        46.8          33.7
Separate accounts assets                                                        22,982.7      15,318.3
                                                                               ---------      --------

       Total assets                                                            $40,146.4     $31,693.3
                                                                               =========      ========

Liabilities and Shareholder's Equity

Liabilities:
  Future policy benefits                                                        $3,763.7      $3,617.0
  Unpaid claims and claim expenses                                                  38.0          28.9
  Policyholders' funds left with the Company                                    11,143.5      10,663.7
                                                                               ---------      --------
       Total insurance reserve liabilities                                      14,945.2      14,309.6
  Other liabilities                                                                312.8         354.7
  Income taxes:
    Current                                                                         12.4          20.7
    Deferred                                                                        72.0          80.5
  Separate accounts liabilities                                                 22,970.0      15,318.3
                                                                               ---------      --------
       Total liabilities                                                        38,312.4      30,083.8
                                                                               ---------      --------

Shareholder's equity:
  Common stock, par value $50 (100,000 shares
   authorized; 55,000 shares issued and outstanding)                                 2.8           2.8
  Paid-in capital                                                                  418.0         418.0
  Accumulated other comprehensive income                                            92.9          60.5
  Retained earnings                                                              1,320.3       1,128.2
                                                                               ---------      --------
       Total shareholder's equity                                                1,834.0       1,609.5
                                                                               ---------      --------

         Total liabilities and shareholder's equity                            $40,146.4     $31,693.3
                                                                               =========      ========

See Notes to Consolidated Financial Statements.

             AETNA LIFE INSURANCE AND ANNUITY COMPANY AND SUBSIDIARY
         (A wholly owned subsidiary of Aetna Retirement Holdings, Inc.)

           Consolidated Statements of Changes in Shareholder's Equity
                                   (millions)

                                                              Years  Ended December 31,
                                                           ---------------------------------
                                                             1997        1996          1995
                                                           --------     --------    --------
Shareholder's equity, beginning of year                    $1,609.5     $1,583.0    $1,088.5

Comprehensive income
   Net income                                                 205.3        141.1       175.9
   Other comprehensive income, net of tax
      Unrealized gains (losses) on securities ($50.1
      million,  $(110.8) million and $494.6 million,           32.4        (72.0)      321.5
      pretax, respectively)
                                                           --------     --------    --------
Total comprehensive income                                    237.7         69.1       497.4
                                                           --------     --------    --------

Capital contributions                                            --         10.4         0.0

Other changes                                                   4.1        (49.5)        0.0

Common stock dividends                                        (17.3)        (3.5)       (2.9)
                                                           --------     --------    --------

Shareholder's equity, end of year                          $1,834.0     $1,609.5    $1,583.0
                                                           ========     ========    ========

See Notes to Consolidated Financial Statements.

            AETNA LIFE INSURANCE AND ANNUITY COMPANY AND SUBSIDIARY
         (A wholly owned subsidiary of Aetna Retirement Holdings, Inc.)

                      Consolidated Statements of Cash Flows
                                   (millions)

                                                                                 Years Ended December 31,
                                                                             ------------------------------
                                                                              1997        1996        1995
                                                                             ------      ------      ------
Cash Flows from Operating Activities:
         Net income                                                          $205.3      $141.1      $175.9
         Adjustments to reconcile net income to net cash provided by
         (used for) operating activities:
         (Increase) decrease  in accrued investment income                     (4.0)       16.5       (33.3)
         (Increase) decrease in premiums due and other receivables            (33.3)        1.6        25.4
         Increase in policy loans                                             (70.3)      (60.7)      (89.9)
         Increase in deferred policy acquisition costs                       (139.3)     (174.0)     (177.0)
         Decrease in reinsurance loan to affiliate                            231.1        27.2        34.8
         Net increase in universal life account balances                      286.4       243.2       393.4
         (Decrease) increase in other insurance reserve liabilities          (249.6)     (211.5)       79.0
         Net (decrease) increase in other liabilities and other assets        (41.7)        3.1        13.0
         Decrease in income taxes                                             (31.4)      (26.7)       (4.5)
         Net accretion of discount on investments                             (66.4)      (68.0)      (66.4)
         Net realized capital gains                                           (36.0)      (19.7)      (41.3)
         Other, net                                                              --         1.1          --
                                                                           --------    --------    --------
               Net cash provided by (used for) operating activities            50.8      (126.8)      309.1
                                                                           --------    --------    --------

Cash Flows from Investing Activities:
         Proceeds from sales of:
            Debt securities available for sale                              5,311.3     5,182.2     4,207.2
            Equity securities                                                 103.1       190.5       180.8
            Mortgage loans                                                      0.2         8.7        10.7
            Limited partnership                                                  --          --        26.6
         Investment maturities and collections of:
            Debt securities available for sale                              1,212.7       885.2       583.9
            Short-term investments                                             89.3        35.0       106.1
         Cost of investment purchases in:
            Debt securities available for sale                             (6,732.8)   (6,534.3)   (6,034.0)
            Equity securities                                                (113.3)     (118.1)     (170.9)
            Short-term investments                                           (149.9)      (54.7)      (24.7)
            Mortgage loans                                                       --          --       (21.3)
         Other, net                                                              --       (17.6)         --
                                                                           --------    --------    --------
               Net cash used for investing activities                        (279.4)     (423.1)   (1,135.6)
                                                                           --------    --------    --------

Cash Flows from Financing Activities:
         Deposits and interest credited for investment contracts            1,621.2     1,579.5     1,884.5
         Withdrawals of investment contracts                               (1,256.3)   (1,146.2)   (1,109.6)
         Capital contribution to Separate Account                             (25.0)         --          --
         Return of capital from Separate Account                               12.3          --          --
         Capital contribution from HOLDCO                                        --        10.4          --
         Dividends paid to shareholder                                        (17.3)       (3.5)       (2.9)
                                                                           --------    --------    --------
               Net cash provided by financing activities                      334.9       440.2       772.0
                                                                           --------    --------    --------

Net increase (decrease) in cash and cash equivalents                          106.3      (109.7)      (54.5)
Cash and cash equivalents, beginning of year                                  459.1       568.8       623.3
                                                                           --------    --------    --------

Cash and cash equivalents, end of year                                       $565.4      $459.1      $568.8
                                                                           ========    ========    ========

Supplemental cash flow information:
    Income taxes paid, net                                                   $119.6       $85.5       $92.8
                                                                           ========    ========    ========

See Notes to Consolidated Financial Statements.

             AETNA LIFE INSURANCE AND ANNUITY COMPANY AND SUBSIDIARY
                       (A wholly owned subsidiary of Aetna
                           Retirement Holdings, Inc.)

                   Notes to Consolidated Financial Statements

1.   Summary of Significant Accounting Policies

     Aetna Life Insurance and Annuity Company and its wholly owned subsidiary (collectively, the "Company") are providers of financial services and life insurance products in the United States. The Company has two business segments: financial services and individual life insurance.

     Financial services products include annuity contracts that offer a variety of funding and payout options for individual and employer-sponsored retirement plans qualified under Internal Revenue Code Sections 401, 403, 408 and 457, and non-qualified annuity contracts. These contracts may be deferred or immediate ("payout annuities"). Financial services also include investment advisory services and pension plan administrative services.

     Individual life insurance products include universal life, variable universal life, traditional whole life and term insurance.

     Basis of Presentation
     ---------------------

     The consolidated financial statements include Aetna Life Insurance and Annuity Company and its wholly owned subsidiary, Aetna Insurance Company of America. Aetna Life Insurance and Annuity Company is a wholly owned subsidiary of Aetna Retirement Holdings, Inc. ("HOLDCO"). HOLDCO is a wholly owned subsidiary of Aetna Retirement Services, Inc., whose ultimate parent is Aetna Inc. ("Aetna").

     The consolidated financial statements have been prepared in accordance with generally accepted accounting principles. Certain reclassifications have been made to 1996 and 1995 financial information to conform to the 1997 presentation.

     New Accounting Standard
     -----------------------

     As of December 31, 1997 the Company adopted Financial Accounting Standard ("FAS") No. 130, Reporting Comprehensive Income. This statement establishes standards for the reporting and presentation of comprehensive income and its components in a full set of financial statements. Comprehensive income encompasses all changes in shareholder's equity (except those arising from transactions with shareholders) and includes net income and net unrealized capital gains or losses on available-for-sale securities. As this new standard only requires additional information in a financial statement, it does not affect the Company's financial position or results of operations.

     Future Application of Accounting Standards
     ------------------------------------------

     Accounting for Transfers and Servicing of Financial Assets and Extinguishments of Liabilities

     FAS No. 125, Accounting for Transfers and Servicing of Financial Assets and Extinguishments of Liabilities, was issued in June 1996 and provides accounting and reporting standards for transfers of financial assets and extinguishments of liabilities.

             AETNA LIFE INSURANCE AND ANNUITY COMPANY AND SUBSIDIARY
                       (A wholly owned subsidiary of Aetna
                           Retirement Holdings, Inc.)

             Notes to Consolidated Financial Statements (Continued)

1.   Summary of Significant Accounting Policies (Continued)

     Future Application of Accounting Standards (Continued)

     FAS No. 125 is effective for 1997 financial statements; however, certain provisions relating to accounting for repurchase agreements and securities lending are not effective until January 1, 1998. Provisions effective in 1997 did not have a material effect on the Company's financial position or results of operations. The Company does not expect adoption of this statement for provisions effective in 1998 to have a material effect on its financial position or results of operations.

     Accounting by Insurance and Other Enterprises for Insurance-Related Assessments

     In December 1997, the American Institute of Certified Public Accountants issued Statement of Position 97-3, Accounting by Insurance and Other Enterprises for Insurance-Related Assessments, which provides guidance for determining when an insurance or other enterprise should recognize a liability for guaranty-fund and other insurance related assessments and guidance for measuring the liability. This statement is effective for 1999 financial statements with early adoption permitted. The Company does not expect adoption of this statement to have a material effect on its financial position or results of operations.

     Use of Estimates

     The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the amounts reported in the financial statements and accompanying notes. Actual results could differ from reported results using those estimates.

     Cash and Cash Equivalents

     Cash and cash equivalents include cash on hand, money market instruments and other debt issues with a maturity of 90 days or less when purchased.

     Investments

     Debt and equity securities are classified as available for sale and carried at fair value. These securities are written down (as realized capital losses) for other than temporary declines in value. Unrealized capital gains and losses related to available for sale investments, other than amounts allocable to experience rated contractholders, are reflected in shareholder's equity, net of related taxes.

     Fair values for debt and equity securities are based on quoted market prices or dealer quotations. Where quoted market prices or dealer quotations are not available, fair values are measured utilizing quoted market prices for similar securities or by using discounted cash flow methods. Cost for mortgage-backed securities is adjusted for unamortized premiums and discounts, which are amortized using the interest method over the estimated remaining term of the securities, adjusted for anticipated prepayments.

             AETNA LIFE INSURANCE AND ANNUITY COMPANY AND SUBSIDIARY
                       (A wholly owned subsidiary of Aetna
                           Retirement Holdings, Inc.)

             Notes to Consolidated Financial Statements (Continued)

1.   Summary of Significant Accounting Policies (Continued)

     Investments (Continued)

     The company engages in securities lending whereby certain securities from its portfolio are loaned to other institutions for short periods of time. Initial collateral, primarily cash, is required at a rate of 102% of the market value of a loaned domestic security and 105% of the market value of a loaned foreign security. The collateral is deposited by the borrower with a lending agent, and retained and invested by the lending agent according to the Company's guidelines to generate additional income. The market value of the loaned securities is monitored on a daily basis with additional collateral obtained or refunded as the market value of the loaned securities fluctuates. At December 31, 1997 and 1996, the Company loaned securities (which are reflected as invested assets) with a market value of approximately $385.1 million and $444.7 million, respectively.

     Purchases and sales of debt and equity securities are recorded on the trade date.

     The investment in affiliated mutual funds represents an investment in Aetna managed mutual funds which have been seeded by the Company, and is carried at fair value.

     Mortgage loans and policy loans are carried at unpaid principal balances, net of impairment reserves. Sales of mortgage loans are recorded on the closing date.

     Short-term investments, consisting primarily of money market instruments and other debt issues purchased with a maturity of 91 days to one year, are considered available for sale and are carried at fair value, which approximates amortized cost.

     The Company utilizes futures contracts, swap agreements and warrants for other than trading purposes in order to manage investment returns and price risk and to align maturities, interest rates, and funds availability with its obligations. (Refer to Note 3.)

     Futures contracts are carried at fair value and require daily cash settlement. Changes in the fair value of futures contracts that qualify as hedges are deferred and recognized as an adjustment to the hedged asset or liability. Deferred gains or losses on such futures contracts are amortized over the life of the acquired asset or liability as a yield adjustment or through net realized capital gains or losses upon disposal of an asset. Changes in the fair value of futures contracts that do not qualify as hedges are recorded in net realized capital gains or losses. Hedge designation requires specific asset or liability identification, a probability at inception of high correlation with the position underlying the hedge, and that high correlation be maintained throughout the hedge period. If a hedging instrument ceases to be highly correlated with the position underlying the hedge, hedge accounting ceases at that date and excess gains and losses on the hedging instrument are reflected in net realized capital gains or losses.

     Interest rate swap agreements which are designated as interest rate risk management instruments at inception are accounted for using the accrual method. Accordingly, the difference between amounts

             AETNA LIFE INSURANCE AND ANNUITY COMPANY AND SUBSIDIARY
                       (A wholly owned subsidiary of Aetna
                           Retirement Holdings, Inc.)

             Notes to Consolidated Financial Statements (Continued)

1.   Summary of Significant Accounting Policies (Continued)

     Investments (Continued)

     paid and received on such agreements is reported in net investment income. There is no recognition in the Consolidated Balance Sheets for changes in the fair value of the agreement.

     Warrants represent the right to purchase specific securities and are accounted for as hedges. Upon exercise, the cost of the warrants are added to the basis of the securities purchased.

     Deferred Policy Acquisition Costs

     Certain costs of acquiring insurance business are deferred. These costs, all of which vary with and are primarily related to the production of new and renewal business, consist principally of commissions, certain expenses of underwriting and issuing contracts, and certain agency expenses. For fixed ordinary life contracts, such costs are amortized over expected premium-paying periods (up to 20 years). For universal life and certain annuity contracts, such costs are amortized in proportion to estimated gross profits and adjusted to reflect actual gross profits over the life of the contracts (up to 20 years). Deferred policy acquisition costs are written off to the extent that it is determined that future policy premiums and investment income or gross profits are not adequate to cover related losses and expenses.

     Insurance Reserve Liabilities

     Future policy benefits include reserves for universal life, immediate annuities with life contingent payouts and traditional life insurance contracts. Reserves for universal life contracts are equal to cumulative deposits less charges and withdrawals plus credited interest thereon. Reserves for immediate annuities with life contingent payouts and traditional life insurance contracts are computed on the basis of assumed investment yield, mortality, and expenses, including a margin for adverse deviations. Such assumptions generally vary by plan, year of issue and policy duration. Reserve interest rates range from 2.25% to 12.00% for all years presented. Investment yield is based on the Company's experience. Mortality and withdrawal rate assumptions are based on relevant Aetna experience and are periodically reviewed against both industry standards and experience.

     Policyholders' funds left with the Company include reserves for deferred annuity investment contracts and immediate annuities without life contingent payouts. Reserves on such contracts are equal to cumulative deposits less charges and withdrawals plus credited interest thereon (rates range from 3.50% to 9.50% for all years presented) net of adjustments for investment experience that the Company is entitled to reflect in future credited interest. Reserves on contracts subject to experience rating reflect the rights of contractholders, plan participants and the Company.

     Unpaid claims for all lines of insurance include benefits for reported losses and estimates of benefits for losses incurred but not reported.

             AETNA LIFE INSURANCE AND ANNUITY COMPANY AND SUBSIDIARY
                       (A wholly owned subsidiary of Aetna
                           Retirement Holdings, Inc.)

             Notes to Consolidated Financial Statements (Continued)

1.    Summary of Significant Accounting Policies (Continued)

     Premiums, Charges Assessed Against Policyholders, Benefits and Expenses

     For universal life and certain annuity contracts, charges assessed against policyholders' funds for the cost of insurance, surrender charges, actuarial margin and other fees are recorded as revenue in charges assessed against policyholders. Other amounts received for these contracts are reflected as deposits and are not recorded as revenue. Life insurance premiums, other than premiums for universal life and certain annuity contracts, are recorded as premium revenue when due. Related policy benefits are recorded in relation to the associated premiums or gross profit so that profits are recognized over the expected lives of the contracts. When annuity payments with life contingencies begin under contracts that were initially investment contracts, the accumulated balance in the account is treated as a single premium for the purchase of an annuity and reflected as an offsetting amount in both premiums and current and future benefits in the Consolidated Statements of Income.

     Separate Accounts

     Assets held under variable universal life and variable annuity contracts are segregated in Separate Accounts and are invested, as designated by the contractholder or participant under a contract, in shares of mutual funds which are managed by the Company, or other selected mutual funds not managed by the Company.

     Separate Accounts assets and liabilities are carried at fair value except for those relating to a guaranteed interest option. Since the Company bears the investment risk where the contract is held to maturity, the assets of the Separate Account supporting the guaranteed interest option are carried at an amortized cost of $658.6 million for 1997 (fair value $668.7 million) and $515.6 million for 1996 (fair value $523.0 million). Reserves relating to the guaranteed interest option are maintained at fund value and reflect interest credited at rates ranging from 4.10% to 8.00% in both 1997 and in 1996.

     Separate Accounts assets and liabilities are shown as separate captions in the Consolidated Balance Sheets. Deposits, investment income and net realized and unrealized capital gains and losses of the Separate Accounts are not reflected in the Consolidated Statements of Income (with the exception of realized capital gains and losses on the sale of assets supporting the guaranteed interest option). The Consolidated Statements of Cash Flows do not reflect investment activity of the Separate Accounts.

     Income Taxes

     The Company is included in the consolidated federal income tax return of Aetna. The Company is taxed at regular corporate rates after adjusting income reported for financial statement purposes for certain items. Deferred income tax expenses/benefits result from changes during the year in cumulative temporary differences between the tax basis and book basis of assets and liabilities.

             AETNA LIFE INSURANCE AND ANNUITY COMPANY AND SUBSIDIARY
                       (A wholly owned subsidiary of Aetna
                           Retirement Holdings, Inc.)

             Notes to Consolidated Financial Statements (Continued)

2.   Investments

     Debt securities available for sale as of December 31, 1997 were as follows:

                                                                               Gross            Gross
                                                           Amortized        Unrealized        Unrealized           Fair
                                                              Cost              Gains           Losses             Value
                                                           ---------        ----------        ----------          ------
                                                                                   (millions)
       U.S. government and government
          agencies and authorities                           $1,219.7            $74.0             $0.1           $1,293.6

       States, municipalities and political
          subdivisions                                            0.3               --               --                0.3

       U.S. corporate securities:
            Financial                                         2,370.7             84.6              1.3            2,454.0
            Food & fiber                                        195.4              9.3               --              204.7
            Healthcare & consumer products                      728.5             27.0              2.6              752.9
            Media & broadcast                                   252.9             14.7              0.1              267.5
            Natural resources                                   143.5              5.5                -              149.0
            Transportation & capital goods                      528.2             33.2              0.1              561.3
            Utilities                                           521.3             23.5              0.9              543.9
            Other corporate securities                           96.9              3.2                -              100.1
                                                           ----------         --------         --------        -----------
          Total U.S. corporate securities                     4,837.4            201.0              5.0            5,033.4

       Foreign Securities:
            Government                                          612.5             36.7             23.6              625.6
            Utilities                                           177.5             28.7               --              206.2
            Other                                               857.9             27.7             42.8              842.8
                                                           ----------         --------         --------        -----------
          Total foreign securities                            1,647.9             93.1             66.4            1,674.6

       Residential mortgage-backed securities:
            Pass-throughs                                       784.4             71.3              2.0              853.7
            Collateralized mortgage obligations               2,280.5            137.4              2.0            2,415.9
                                                           ----------         --------         --------        -----------
       Total residential mortgage-
          backed securities                                   3,064.9            208.7              4.0            3,269.6

       Commercial/Multifamily mortgage-
          backed securities                                   1,127.8             34.0              0.4            1,161.4

       Other asset-backed securities                          1,014.2             17.1              0.4            1,030.9
                                                           ----------         --------         --------        -----------

       Total Debt Securities                                $12,912.2           $627.9            $76.3          $13,463.8
                                                           ==========         ========         ========        ===========

             AETNA LIFE INSURANCE AND ANNUITY COMPANY AND SUBSIDIARY
                       (A wholly owned subsidiary of Aetna
                           Retirement Holdings, Inc.)

             Notes to Consolidated Financial Statements (Continued)

2.   Investments (Continued)

     Debt securities available for sale as of December 31, 1996 were as follows:

                                                                               Gross            Gross
                                                           Amortized        Unrealized        Unrealized            Fair
                                                              Cost              Gains           Losses             Value
                                                           ---------        ----------        ----------           ------
                                                                                    (millions)
       U.S. government and government
          agencies and authorities                           $1,072.4            $20.5             $4.5           $1,088.4

       States, municipalities and political
          subdivisions                                            6.0              1.2               --                7.2

       U.S. corporate securities:
            Financial                                         2,143.4             43.1              9.7            2,176.8
            Food & fiber                                        198.2              4.6              1.3              201.5
            Healthcare & consumer products                      735.9             20.2              6.3              749.8
            Media & broadcast                                   274.9              7.0              2.8              279.1
            Natural resources                                   187.7              4.5              0.4              191.8
            Transportation & capital goods                      521.9             22.0              1.8              542.1
            Utilities                                           448.8             14.8              2.8              460.8
            Other corporate securities                          141.5               3.0              --              144.5
                                                            ---------         ---------        --------          ---------
          Total U.S. corporate securities                     4,652.3            119.2             25.1            4,746.4

       Foreign Securities:
            Government                                          758.6             36.0              5.7              788.9
            Utilities                                           187.8             16.1               --              203.9
            Other                                               945.5             30.9              6.3              970.1
                                                            ---------         --------         ---------         ---------
          Total foreign securities                            1,891.9             83.0             12.0            1,962.9

       Residential mortgage-backed securities:
            Pass-throughs                                       792.2             78.3              3.1              867.4
            Collateralized mortgage obligations               2,227.8             94.9             13.7            2,309.0
                                                            ---------         ---------        --------          ---------
       Total residential mortgage-
          backed securities                                   3,020.0            173.2             16.8            3,176.4

       Commercial/Multifamily mortgage-
          backed securities                                   1,008.7             24.8              5.6            1,027.9

       Other asset-backed securities                            887.8             10.7               2.2             896.3
                                                            ---------         --------         ---------          --------

       Total Debt Securities                                $12,539.1           $432.6            $66.2          $12,905.5
                                                            =========         ========         =========          ========

             AETNA LIFE INSURANCE AND ANNUITY COMPANY AND SUBSIDIARY
                       (A wholly owned subsidiary of Aetna
                           Retirement Holdings, Inc.)

             Notes to Consolidated Financial Statements (Continued)

2.   Investments (Continued)

     At December 31, 1997 and 1996, net unrealized appreciation of $551.6 million and $366.4 million, respectively, on available-for-sale debt securities included $429.3 million and $288.5 million, respectively, related to experience rated contracts, which were not reflected in shareholder's equity but in future policy benefits and policyholders' funds left with the Company.

     The carrying and fair value of debt securities for the year ended December 31, 1997 are shown below by contractual maturity. Actual maturities may differ from contractual maturities because securities may be restructured, called, or prepaid.

                                             Amortized               Fair
                                               Cost                 Value
                                             ---------              ------
                                                       (millions)
      Due to mature:
        One year or less                        $367.3                $367.6
        After one year through five years      2,165.1               2,195.4
        After five years through ten years     2,367.3               2,407.0
        After ten years                        2,805.6               3,031.9
        Mortgage-backed securities             4,192.7               4,431.0
        Other asset-backed securities          1,014.2               1,030.9
                                             ---------             ---------

               Total                         $12,912.2             $13,463.8
                                             =========             =========

     At December 31, 1997 and 1996, debt securities carried at $8.2 million and $7.6 million, respectively, were on deposit as required by regulatory authorities.

     The Company did not have any investments in a single issuer, other than obligations of the U.S. government, with a carrying value in excess of 10% of the Company's shareholder's equity at December 31, 1997.

             AETNA LIFE INSURANCE AND ANNUITY COMPANY AND SUBSIDIARY
                       (A wholly owned subsidiary of Aetna
                           Retirement Holdings, Inc.)

             Notes to Consolidated Financial Statements (Continued)

2.   Investments (Continued)

     Included in the Company's debt securities were residential collateralized mortgage obligations ("CMOs") supporting the following:

                                                              1997                        1996
                                                     ---------------------       ------------------------
                                                       Fair      Amortized         Fair         Amortized
                                                      Value         Cost           Value           Cost
                                                     --------     --------       --------        --------
                                                                          (millions)
           Total residential CMOs(1)                 $2,415.9     $2,280.5       $2,309.0        $2,227.8
                                                     ========     ========       ========        ========

           Percentage of total:
               Supporting experience rated products      81.6%                       84.2%
               Supporting remaining products             18.4%                       15.8%
                                                        -----                       -----
                                                        100.0%                      100.0%
                                                        =====                       =====

          (1) At December 31, 1997 and 1996, approximately 73% and 71%, respectively, of the Company's residential CMO holdings were backed by government agencies such as GNMA, FNMA, FHLMC.

     There are various categories of CMOs which are subject to different degrees of risk from changes in interest rates and, for nonagency-backed CMOs, defaults. The principal risks inherent in holding CMOs are prepayment and extension risks related to dramatic decreases and increases in interest rates resulting in the repayment of principal from the underlying mortgages either earlier or later than originally anticipated. At December 31, 1997 and 1996, approximately 4% and 3%, respectively, of the Company's CMO holdings were invested in types of CMOs which are subject to more prepayment and extension risk than traditional CMOs (such as interest- or principal-only strips).

             AETNA LIFE INSURANCE AND ANNUITY COMPANY AND SUBSIDIARY
                       (A wholly owned subsidiary of Aetna
                           Retirement Holdings, Inc.)


             Notes to Consolidated Financial Statements (Continued)

2.   Investments (Continued)

     Investments in equity securities available for sale were as follows:

                                             Gross        Gross
                              Amortized    Unrealized   Unrealized    Fair
                                 Cost        Gains        Losses      Value
                              ---------    ----------   ----------    -----
                                                 (millions)
           1997
           Equity Securities    $210.0        $21.3        $0.1      $231.2
                                ======        =====        ====      ======

           1996
           Equity Securities    $184.9        $16.3        $0.8      $200.4
                                ======        =====        ====      ======

3.   Financial Instruments

     Estimated Fair Value
     --------------------
     The carrying values and estimated fair values of certain of the Company's financial instruments at December 31, 1997 and 1996 were as follows:

                                            1997                    1996
                                     --------------------     -----------------
                                      Carrying      Fair      Carrying     Fair
                                        Value      Value       Value      Value
                                     ---------     ------     --------    -----
                                                      (millions)
        Assets:
            Mortgage loans           $    12.8   $   12.4   $   13.0  $   13.2
        Liabilities:
            Investment contract
             liabilities:
              With a fixed maturity  $ 1,030.3   $1,005.4   $1,014.1  $1,028.8
              Without a fixed
               maturity               10,113.2    9,587.5    9,649.6   9,427.6

     Fair value estimates are made at a specific point in time, based on available market information and judgments about the financial instrument, such as estimates of timing and amount of future cash flows. Such estimates do not reflect any premium or discount that could result from offering for sale at one time the Company's entire holdings of a particular financial instrument, nor do they consider the tax impact of the realization of unrealized gains or losses. In many cases, the fair value estimates cannot be substantiated by comparison to independent markets, nor can the disclosed value be realized in immediate settlement of the instrument. In evaluating the Company's management of interest rate, price and liquidity risks, the fair values of all assets and liabilities should be taken into consideration, not only those presented above.

             AETNA LIFE INSURANCE AND ANNUITY COMPANY AND SUBSIDIARY
                       (A wholly owned subsidiary of Aetna
                           Retirement Holdings, Inc.)


             Notes to Consolidated Financial Statements (Continued)

3.   Financial Instruments (Continued)

     Estimated Fair Value  (Continued)

     The following valuation methods and assumptions were used by the Company in estimating the fair value of the above financial instruments:

     Mortgage loans: Fair values are estimated by discounting expected mortgage loan cash flows at market rates which reflect the rates at which similar loans would be made to similar borrowers. The rates reflect management's assessment of the credit quality and the remaining duration of the loans.

     Investment contract liabilities (included in policyholders' funds left with the Company):

     With a fixed maturity: Fair value is estimated by discounting cash flows at interest rates currently being offered by, or available to, the Company for similar contracts.

     Without a fixed maturity: Fair value is estimated as the amount payable to the contractholder upon demand. However, the Company has the right under such contracts to delay payment of withdrawals which may ultimately result in paying an amount different than that determined to be payable on demand.

     Off-Balance-Sheet and Other Financial Instruments (including Derivative Instruments)

     The Company uses off-balance-sheet and other financial instruments primarily to manage portfolio risks, including interest rate, prepayment/call, credit, price, and liquidity risks. In 1997 and 1996, Treasury futures contracts were used to manage interest rate risk in the Company's bond portfolio; and, in 1996, stock index futures contracts were used to manage price risk in the Company's equity portfolio. In 1996 and 1995, interest rate swaps and forward commitments to enter into interest rate swaps, respectively, were also used to manage interest rate risk in the Company's bond portfolio.

     Futures Contracts:

     Futures contracts represent commitments to either purchase or sell securities at a specified future date and at a specified price or yield. Futures contracts trade on organized exchanges and, therefore, have minimal credit risk. Cash settlements are made daily based on changes in the prices of the underlying assets. There were no futures contracts open as of December 31, 1997 and 1996.

     Interest Rate Swaps:

     Under interest rate swaps, the Company agrees with other parties to exchange interest amounts calculated by reference to an agreed notional principal amount. Generally, no cash is exchanged at the outset of the contract and no principal payments are made. A single net payment is usually made by one counterparty at each due date or upon termination of the contract. The Company would be

             AETNA LIFE INSURANCE AND ANNUITY COMPANY AND SUBSIDIARY
                       (A wholly owned subsidiary of Aetna
                           Retirement Holdings, Inc.)


             Notes to Consolidated Financial Statements (Continued)

3.   Financial Instruments (Continued)

     Off-Balance-Sheet and Other Financial Instruments (Including Derivative Instruments) (Continued)

     exposed to credit-related losses in the event of nonperformance by counterparties to financial instruments, however, the Company controls its exposure to credit risk through credit approvals, credit limits and regular monitoring procedures. The credit exposure of interest rate swaps is represented by the fair value (market value) of contracts with a positive fair value (market value) at the reporting date. There were no interest rate swap agreements open as of December 31, 1997 and 1996.

     During 1995, the Company received $0.4 million for writing call options on underlying securities. The Company did not write any call options in 1997 and 1996.

     Warrants:

     Warrants are instruments giving the Company the right, but not the obligation to buy a security at a given price during a specified period. As of December 31, 1997 and 1996, the Company had open warrants to purchase equity securities with a fair value of $0.6 million and $0.3 million, respectively.

     Debt Instruments with Derivative Characteristics:

     The Company also had investments in certain debt instruments with derivative characteristics, including those whose market value is at least partially determined by, among other things, levels of or changes in domestic and/or foreign interest rates (short or long term), exchange rates, prepayment rates, equity markets or credit ratings/spreads. The amortized cost and fair value of these securities, included in the debt securities portfolio, as of December 31, 1997 was as follows:

                                                          Amortized       Fair
                                                             Cost         Value
                                                          ---------       ----
                                                               (millions)

           Residential collateralized mortgage
                obligations                               $2,280.5      $2,415.9
                Principal-only strips (included above)        59.0          67.0
                Interest-only strips (included above)         12.8          24.3
           Other structured securities with derivative
                characteristics (1)                          107.4         105.2

          (1) Represents non-leveraged instruments whose fair values and credit risk are based on underlying securities, including fixed income securities and interest rate swap agreements.

             AETNA LIFE INSURANCE AND ANNUITY COMPANY AND SUBSIDIARY
                       (A wholly owned subsidiary of Aetna
                           Retirement Holdings, Inc.)


             Notes to Consolidated Financial Statements (Continued)

4.   Net Investment Income

     Sources of net investment income were as follows:

                                             1997        1996        1995
                                             ----        ----        ----
                                                      (millions)
            Debt securities                  $962.8      $945.3       $891.5
            Nonredeemable preferred stock      13.7         5.9          4.2
            Investment in affiliated
               mutual funds                     4.9        14.3         14.9
            Mortgage loans                      1.3         2.2          1.4
            Policy loans                       19.9        18.4         13.7
            Reinsurance loan to affiliate      37.5        44.1         46.5
            Cash equivalents                   44.2        29.4         38.9
            Other                              10.0         2.1          8.4
                                           --------    --------     --------
            Gross investment income         1,094.3     1,061.7      1,019.5
            Less investment expenses          (13.8)      (16.1)       (15.2)
                                           --------    --------     --------
            Net investment income          $1,080.5    $1,045.6     $1,004.3
                                           ========    ========     ========

     Net investment income includes amounts allocable to experience rated contractholders of $823.1 million, $787.6 million and $744.2 million for the years ended December 31, 1997, 1996 and 1995, respectively. Interest credited to contractholders is included in current and future benefits.

5.   Dividend Restrictions and Shareholder's Equity

     The Company paid $17.3 million and $3.5 million in cash dividends to HOLDCO in 1997 and 1996, respectively.

     The amount of dividends that may be paid to the shareholder in 1998 without prior approval by the Insurance Commissioner of the State of Connecticut is $77.6 million.

     The Insurance Department of the State of Connecticut (the "Department") recognizes as net income and shareholder's capital and surplus those amounts determined in conformity with statutory accounting practices prescribed or permitted by the Department, which differ in certain respects from generally accepted accounting principles. Statutory net income was $80.5 million, $57.8 million and $70.0 million for the years ended December 31, 1997, 1996 and 1995, respectively. Statutory capital and surplus was $778.7 million and $713.6 million as of December 31, 1997 and 1996, respectively.

     As of December 31, 1997 the Company does not utilize any statutory accounting practices which are not prescribed by state regulatory authorities that, individually or in the aggregate, materially affect statutory capital and surplus.

             AETNA LIFE INSURANCE AND ANNUITY COMPANY AND SUBSIDIARY
                       (A wholly owned subsidiary of Aetna
                           Retirement Holdings, Inc.)


             Notes to Consolidated Financial Statements (Continued)

6.   Capital Gains and Losses on Investment Operations

     Realized capital gains or losses are the difference between the carrying value and sale proceeds of specific investments sold.

     Net realized capital gains on investments were as follows:

                                                1997      1996        1995
                                                ----      ----        ----
                                                       (millions)

           Debt securities                      $22.5     $11.1      $32.8
           Equity securities                      9.9       8.6        8.3
           Other                                  3.6        --        0.2
                                               ------  --------     ------
           Pretax realized capital gains        $36.0     $19.7      $41.3
                                               ======  ========     ======
           After tax realized capital gains     $23.2     $13.0      $25.8
                                               ======  ========     ======

     Net realized capital gains of $96.1 million, $53.1 million and $61.1 million for 1997, 1996 and 1995, respectively, allocable to experience rated contracts, were deducted from net realized capital gains and an offsetting amount was reflected in policyholders' funds left with the Company. Net unamortized gains were $138.1 million and $53.3 million at December 31, 1997 and 1996, respectively.

     Proceeds from the sale of available-for-sale debt securities and the related gross gains and losses were as follows:

                                 1997         1996           1995
                                 -----        -----          ----
                                            (millions)

           Proceeds on Sales    $5,311.3      $5,182.2      $4,207.2
           Gross Gains              25.8          24.3          44.6
           Gross Losses              3.3          13.2          11.8

             AETNA LIFE INSURANCE AND ANNUITY COMPANY AND SUBSIDIARY
                       (A wholly owned subsidiary of Aetna
                           Retirement Holdings, Inc.)


             Notes to Consolidated Financial Statements (Continued)

6.   Capital Gains and Losses on Investment Operations (Continued)

     Changes in shareholder's equity related to changes in accumulated other comprehensive income (unrealized capital gains and losses on securities) (excluding those related to experience rated contractholders) were as follows:

                                                1997       1996       1995
                                                ----       ----       ----
                                                       (millions)

          Debt securities                      $44.3    $(100.1)      $255.9
          Equity securities                      5.6      (10.5)        27.3
          Limited partnership                     --         --          1.8
                                               -----    -------       ------
                                                49.9     (110.6)       285.0
          Increase (decrease) in deferred
            income taxes (See Note 8)           17.5      (38.6)       (36.5)
                                               -----    -------       ------
          Net changes in accumulated other
          comprehensive income                 $32.4     $(72.0)      $321.5
                                               =====    =======       ======

     Net unrealized capital gains allocable to experience rated contracts of $356.7 million and $72.6 million at December 31, 1997 and $245.2 million and $43.3 million at December 31, 1996 are reflected on the Consolidated Balance Sheets in policyholders' funds left with the Company and future policy benefits, respectively, and are not included in shareholder's equity.

     Shareholder's equity included the following accumulated other comprehensive income, which are net of amounts allocable to experience rated contractholders, at December 31:

                                                 1997     1996       1995
                                                 ----     ----       ----
                                                      (millions)
          Debt securities
            Gross unrealized capital gains      $140.6    $101.7    $179.3
            Gross unrealized capital losses      (18.4)    (23.8)     (1.3)
                                                 -----     -----     -----
                                                 122.2      77.9     178.0
          Equity securities
            Gross unrealized capital gains        21.2      16.3      27.2
            Gross unrealized capital losses       (0.1)     (0.8)     (1.2)
                                                  ----      ----     -----
                                                  21.1      15.5      26.0

          Deferred income taxes (See Note 8)      50.4      32.9      71.5
                                                  ----      ----     -----
          Net accumulated other
            comprehensive income                 $92.9     $60.5    $132.5
                                                  ====      ====     =====

             AETNA LIFE INSURANCE AND ANNUITY COMPANY AND SUBSIDIARY
                       (A wholly owned subsidiary of Aetna
                           Retirement Holdings, Inc.)

             Notes to Consolidated Financial Statements (Continued)

6.   Capital Gains and Losses on Investment Operations (Continued)

     Changes in accumulated other comprehensive income related to changes in unrealized gains (losses) on securities (excluding those related to experience rated contractholders) were as follows:

                                                   1997       1996       1995
                                                   ----       ----       ----
                                                           (millions)
          Unrealized holding gains (losses)
          arising during the period (1)            $98.8    $(14.8)    $390.5
          Less:  reclassification adjustment
             for gains and other items included
             in net  income (2)                     66.4      57.2       69.0
                                                   -----    ------     ------
           Net unrealized gains (losses)
             on securities                         $32.4    $(72.0)    $321.5
                                                   =====    ======     ======

          (1) Pretax unrealized holding gains (losses) arising during the period were $152.0 million, ($22.8) million and $600.8 million for 1997, 1996 and 1995, respectively.

          (2) Pretax reclassification adjustments for gains and other items included in net income were $102.4 million, $87.7 million and $107.5 million for 1997, 1996 and 1995, respectively.

7.   Severance and Facilities Charges

     Severance and facilities charges during 1996, as described below, included the following (pretax):

                                                      Vacated
                                             Asset    Leased                    Corporate
      (Millions)                 Severance Write-off Property  Other Allocation   Total
      -------------------------- --------- --------- --------- ----- ---------- ---------
      Financial Services             $29.1    $1.0     $1.3    $1.7    $  --       $33.1
      Individual Life Insurance       12.5     0.4      0.5     0.8       --        14.2
      Corporate Allocation              --      --       --      --     14.0        14.0
                                 --------- --------- --------- ----- ---------- ---------
         Total Company               $41.6    $1.4     $1.8    $2.5    $14.0       $61.3
      -------------------------- --------- --------- --------- ----- ---------- ---------

     In the third quarter of 1996, the Company recorded a $30.7 million after tax ($47.3 million pretax) charge principally related to actions taken or expected to be taken to improve its cost structure relative to its competitors. The severance portion of the charge is based on a plan to eliminate 702 positions (primarily customer service, sales and information technology support staff). The facilities portion of the charge is based on a plan to consolidate sales/service field offices.

             AETNA LIFE INSURANCE AND ANNUITY COMPANY AND SUBSIDIARY
                       (A wholly owned subsidiary of Aetna
                           Retirement Holdings, Inc.)

             Notes to Consolidated Financial Statements (Continued)

7.   Severance and Facilities Charges (Continued)

     In addition to the above charge, Aetna recorded a facilities and severance charge in the second quarter of 1996, primarily as a result of actions taken or expected to be taken to reduce the level of corporate expenses and other costs previously absorbed by Aetna's property-casualty operations, which were sold in April 1996. The cost allocated to the Company associated with this charge was $9.1 million after tax ($14.0 million pretax).

     Activity for 1997 and 1996 within the severance and facilities reserve (pretax, in millions) and the number of positions eliminated related to such actions were as follows:

       (Millions)                            Reserve      Positions
       -----------------------------------   ----------   ---------

       Balance at December 31, 1995           $   --           --
         Severance and facilities charges       47.3          702
         Corporate Allocation                   14.0           --
         Actions taken (1)                     (13.4)        (178)
                                             ----------   ---------
       Balance at December 31, 1996             47.9          524
         Actions taken (1)                     (27.1)        (163)
                                             ----------   ---------
       Balance at December 31, 1997            $20.8          361
                                             ==========   =========

      (1) Includes $15.9 million and $8.0 million in 1997 and 1996, respectively, of severance-related actions and $7.9 million and $4.1 million in 1997 and 1996, respectively, of corporate allocation-related actions.

     The Company's severance actions are expected to be substantially completed by September 30, 1998. The corporate allocation actions were substantially completed in 1997.

             AETNA LIFE INSURANCE AND ANNUITY COMPANY AND SUBSIDIARY
                       (A wholly owned subsidiary of Aetna
                           Retirement Holdings, Inc.)

             Notes to Consolidated Financial Statements (Continued)

8.   Income Taxes

     The Company is included in the consolidated federal income tax return, the Illinois Unitary return and the Connecticut and the New York combined state income tax returns of Aetna. Aetna allocates to each member an amount approximating the tax it would have incurred were it not a member of the consolidated group, and credits the member for the use of its tax saving attributes used in the consolidated federal income tax return.

     Income taxes for the years ended December 31, consist of:

                                                     1997     1996      1995
                                                     ----     ----      ----
                                                           (millions)
            Current taxes:
              Income Taxes:
                Federal income tax                   $64.5     $50.9     $82.9
                State income tax                       3.7       3.7       3.2
                Net realized capital gains            45.6      25.3      28.5
                                                     -----      ----      ----
                                                     113.8      79.9     114.6
                                                     -----      ----     -----
            Deferred taxes (benefits):
              Income taxes:
                Federal                                8.4      (3.5)    (14.4)
                Net realized capital gains (losses)  (32.8)    (18.6)    (12.9)
                                                     -----     -----     -----
                                                     (24.4)    (22.1)    (27.3)
                                                     -----     -----     -----
            Total                                    $89.4     $57.8     $87.3
                                                     =====     =====     =====

     Income taxes were different from the amount computed by applying the federal income tax rate to income before income taxes for the following reasons:

                                              1997         1996        1995
                                              ----         ----        ----
                                                        (millions)

            Income before income taxes        $294.7       $198.9       $263.2
            Tax rate                              35%          35%          35%
                                             -------      -------      -------
            Application of the tax rate        103.1         69.6         92.1
                                             -------      -------      -------
            Tax effect of:
              State income tax, net of
                 federal benefit                 2.4          2.4          2.1
              Excludable dividends             (15.9)        (8.7)        (9.3)
              Other, net                        (0.2)        (5.5)         2.4
                                             -------      -------      --------
                 Income taxes                  $89.4        $57.8        $87.3
                                             =======      =======      ========

             AETNA LIFE INSURANCE AND ANNUITY COMPANY AND SUBSIDIARY
                       (A wholly owned subsidiary of Aetna
                           Retirement Holdings, Inc.)

             Notes to Consolidated Financial Statements (Continued)

8.   Income Taxes (Continued)

     The tax effects of temporary differences that give rise to deferred tax assets and deferred tax liabilities at December 31 are presented below:

                                                     1997          1996
                                                     ----          ----
                                                         (millions)

           Deferred tax assets:
              Insurance reserves                     $415.8        $344.6
              Unrealized gains allocable to
                experience rated contracts            150.1         100.8
              Investment losses                         6.6           7.5
              Postretirement benefits other
                than pensions                          26.3          27.0
              Deferred compensation                    31.2          25.0
              Pension                                  (3.6)          7.6
              Restructuring charge                      9.5          17.6
              Depreciation                              3.9           2.6
              Other                                     8.8           9.1
                                                  ---------      --------
           Total gross assets                         648.6         541.8

           Deferred tax liabilities:
              Deferred policy acquisition costs       515.6         482.1
              Market discount                           5.1           6.8
              Net unrealized capital gains            200.5         133.7
              Other                                    (0.6)         (0.3)
                                                  ---------     ---------
           Total gross liabilities                    720.6         622.3
                                                  ---------     ---------
           Net deferred tax liability                 $72.0         $80.5
                                                  =========     =========

     Net unrealized capital gains and losses are presented in shareholder's equity net of deferred taxes. As of December 31, 1997 and 1996, no valuation allowances were required for unrealized capital gains and losses.

     The "Policyholders' Surplus Account," which arose under prior tax law, is generally that portion of a life insurance company's statutory income that has not been subject to taxation. As of December 31, 1983, no further additions could be made to the Policyholders' Surplus Account for tax return purposes under the Deficit Reduction Act of 1984. The balance in such account was approximately $17.2 million at December 31, 1997. This amount would be taxed only under certain conditions. No income taxes have been provided on this amount since management believes the conditions under which such taxes would become payable are remote.

             AETNA LIFE INSURANCE AND ANNUITY COMPANY AND SUBSIDIARY
                       (A wholly owned subsidiary of Aetna
                           Retirement Holdings, Inc.)

             Notes to Consolidated Financial Statements (Continued)

8.   Income Taxes (Continued)

     The Internal Revenue Service ("Service") has completed examinations of the consolidated federal income tax returns of Aetna through 1990. Discussions are being held with the Service with respect to proposed adjustments. Management believes there are adequate defenses against, or sufficient reserves to provide for, any such adjustments. The Service has commenced its examinations for the years 1991 through 1994.

9.   Benefit Plans

     Employee Pension Plans - The Company, in conjunction with Aetna, has noncontributory defined benefit pension plans covering substantially all employees. The plans provide pension benefits based on years of service and average annual compensation (measured over 60 consecutive months of highest earnings in a 120-month period). Contributions are determined using the Projected Unit Credit Method and, for qualified plans subject to ERISA requirements, are limited to amounts that are tax-deductible. As of December 31, 1997, Aetna's accrued pension cost has been allocated to its subsidiaries, including the Company, under an allocation based on eligible salaries. Data on a separate company basis regarding the proportionate share of the projected benefit obligation and plan assets is not available. The accumulated benefit obligation and plan assets are recorded by Aetna. As of the measurement date (i.e., September 30), the accumulated plan assets exceeded accumulated plan benefits. Allocated pretax charges to operations for the pension plan (based on the Company's total salary cost as a percentage of Aetna's total salary cost) were $2.7 million, $4.3 million and $6.1 million for the years ended December 31, 1997, 1996 and 1995, respectively.

     Employee Postretirement Benefits - In addition to providing pension benefits, Aetna currently provides certain health care and life insurance benefits for retired employees. A comprehensive medical and dental plan is offered to all full-time employees retiring at age 50 with 15 years of service or at age 65 with 10 years of service. There is a cap on the portion of the cost paid by the Company relating to medical and dental benefits. Retirees are generally required to contribute to the plans based on their years of service with Aetna. The costs to the Company associated with the Aetna postretirement plans for 1997, 1996 and 1995 were $2.7 million, $1.8 million and $1.4 million, respectively.

     As of December 31, 1996, Aetna transferred to the Company approximately $77.7 million of accrued liabilities, primarily related to the pension and postretirement benefit plans described above, that had been previously recorded by Aetna. The after tax amount of this transfer (approximately $50.5 million) is reported as a reduction in retained earnings. In 1997, other changes in shareholder's equity includes an additional $0.8 million reduction reflecting revisions to the allocation of these accrued liabilities.

     Agent Pension Plans - The Company, in conjunction with Aetna, has a non-qualified pension plan covering certain agents. The plan provides pension benefits based on annual commission earnings. As of the measurement date (i.e., September 30), the accumulated plan assets exceeded accumulated plan benefits.

             AETNA LIFE INSURANCE AND ANNUITY COMPANY AND SUBSIDIARY
                       (A wholly owned subsidiary of Aetna
                           Retirement Holdings, Inc.)

             Notes to Consolidated Financial Statements (Continued)

 9.  Benefit Plans (Continued)

     Agent Postretirement Benefits - The Company, in conjunction with Aetna, also provides certain postretirement health care and life insurance benefits for certain agents. The costs to the Company associated with the agents' postretirement plans for 1997, 1996 and 1995 were $0.6 million, $0.7 million and $0.8 million, respectively.

     Incentive Savings Plan - Substantially all employees are eligible to participate in a savings plan under which designated contributions, which may be invested in common stock of Aetna or certain other investments, are matched, up to 5% of compensation, by Aetna. Pretax charges to operations for the incentive savings plan were $4.4 million, $5.4 million and $4.9 million in 1997, 1996 and 1995, respectively.

     Stock Plans - Aetna has a stock incentive plan that provides for stock options, deferred contingent common stock or equivalent cash awards or restricted stock to certain key employees. Executive and middle management employees may be granted options to purchase common stock of Aetna at or above the market price on the date of grant. Options generally become 100% vested three years after the grant is made, with one-third of the options vesting each year. Aetna does not recognize compensation expense for stock options granted at or above the market price on the date of grant under its stock incentive plans. In addition, executives may be granted incentive units which are rights to receive common stock or an equivalent value in cash. The incentive units may vest within a range from 0% to 175% at the end of a four year period based on the attainment of performance goals. The costs to the Company associated with the Aetna stock plans for 1997, 1996 and 1995, were $2.9 million, $8.1 million and $6.3 million, respectively. As of December 31, 1996, Aetna transferred to the Company approximately $1.1 million of deferred tax benefits related to stock options. This amount is reported as an increase in retained earnings. In 1997, other changes in shareholder's equity include an additional increase of $2.3 million reflecting revisions to the allocation of the deferred tax benefit.

10.  Related Party Transactions

     The Company is compensated by the Separate Accounts for bearing mortality and expense risks pertaining to variable life and annuity contracts. Under the insurance contracts, the Separate Accounts pay the Company a daily fee which, on an annual basis, ranges, depending on the product, from 0.10% to 1.90% of their average daily net assets. The Company also receives fees from Aetna managed mutual funds for serving as investment adviser. Under the advisory agreements, these funds pay the Company a daily fee which, on an annual basis, ranges, depending on the fund, from 0.25% to 0.85% of their average daily net assets. The Company also receives fees (expressed as a percentage of the average daily net assets) from some of its funds for providing administration services, and from The Aetna Series Fund for providing shareholder services and promoting sales. The amount of compensation and fees received from the Separate Accounts and mutual funds, included in charges assessed against policyholders, amounted to $271.2 million, $186.8 million and $128.1 million in 1997, 1996 and 1995, respectively. The Company may waive advisory fees at its discretion.

             AETNA LIFE INSURANCE AND ANNUITY COMPANY AND SUBSIDIARY
                       (A wholly owned subsidiary of Aetna
                           Retirement Holdings, Inc.)

             Notes to Consolidated Financial Statements (Continued)

10.  Related Party Transactions (Continued)

     The Company acts as an investment adviser for its affiliated mutual funds. Since August 1996, Aeltus Investment Management, Inc. ("Aeltus"), a wholly owned subsidiary of HOLDCO and an affiliate of the Company, has been acting as Subadvisor for affiliated mutual funds and adviser for most of the General Account assets. Fees paid by the Company to Aeltus, included in both charges assessed against policyholders and net investment income, on an annual basis, range from 0.06% to 0.55% of the average daily net assets under management. For the years ended December 31, 1997 and 1996, the Company paid $45.5 million and $16.0 million in such fees.

     The Company may, from time to time, make reimbursements to an Aetna managed mutual fund for some or all of its operating expenses. Reimbursement arrangements may be terminated at any time without notice.

     Since 1981, all domestic individual non-participating life insurance of Aetna and its subsidiaries has been issued by the Company. Effective December 31, 1988, the Company entered into a reinsurance agreement with Aetna Life Insurance Company ("Aetna Life") in which substantially all of the non-participating individual life and annuity business written by Aetna Life prior to 1981 was assumed by the Company. A $6.1 million and a $108.0 million commission, paid by the Company to Aetna Life in 1996 and 1988, respectively, was capitalized as deferred policy acquisition costs. In consideration for the assumption of this business, a loan was established relating to the assets held by Aetna Life which support the insurance reserves. Effective January 1, 1997, this agreement has been amended to transition (based on underlying investment rollover in Aetna Life) from a modified coinsurance to a coinsurance arrangement. As a result of this change, reserves will be ceded to the Company from Aetna Life as investment rollover occurs and the loan previously established will be reduced. The Company maintained insurance reserves of $574.5 million ($397.2 million relating to the modified coinsurance agreement and $177.3 million relating to the coinsurance agreement) and $628.3 million as of December 31, 1997 and 1996, respectively, relating to the business assumed. The fair value of the loan relating to assets held by Aetna Life was $412.3 million and $625.3 million as of December 31, 1997 and 1996, respectively, and is based upon the fair value of the underlying assets. Premiums of $176.7 million, $25.3 million and $28.0 million and current and future benefits of $183.9 million, $39.5 million and $43.0 million were assumed in 1997, 1996 and 1995, respectively.

     Investment income of $37.5 million, $44.1 million and $46.5 million was generated from the reinsurance loan to affiliate in 1997, 1996 and 1995, respectively.

     On December 16, 1988, the Company assumed $25.0 million of premium revenue from Aetna Life for the purchase and administration of a life contingent single premium variable payout annuity contract. In addition, the Company also is responsible for administering fixed annuity payments that are made to annuitants receiving variable payments. Reserves of $32.5 million and $28.9 million were maintained for this contract as of December 31, 1997 and 1996, respectively.

     Effective February 1, 1992, the Company increased its retention limit per individual life to $2.0 million and entered into a reinsurance agreement with Aetna Life to reinsure amounts in excess of this

             AETNA LIFE INSURANCE AND ANNUITY COMPANY AND SUBSIDIARY
                       (A wholly owned subsidiary of Aetna
                           Retirement Holdings, Inc.)

             Notes to Consolidated Financial Statements (Continued)

10.  Related Party Transactions (Continued)

     limit, up to a maximum of $8.0 million on any new individual life business, on a yearly renewable term basis. Premium amounts related to this agreement were $5.9 million, $5.2 million and $3.2 million for 1997, 1996 and 1995, respectively.

     Effective October 1, 1997, the Company entered into a reinsurance agreement with Aetna Life to assume amounts in excess of $0.2 million for certain of its participating life insurance, on a yearly renewable term basis. Premium amounts related to this agreement were $0.7 million in 1997.

     The Company received a capital contribution of $10.4 million in cash from HOLDCO in 1996. The Company received no capital contributions in 1997 or 1995.

     The Company paid $17.3 million and $3.5 million in cash dividends to HOLDCO in 1997 and 1996, respectively. In 1995, the Company dividended $2.9 million in the form of two of its subsidiaries, Systematized Benefits Administrators, Inc. and Aetna Investment Services, Inc., to Aetna Retirement Services, Inc. (the Company's former parent).

     Premiums due and other receivables include $37.0 million and $2.8 million due from affiliates in 1997 and 1996, respectively. Other liabilities include $1.2 million and $10.7 million due to affiliates for 1997 and 1996, respectively.

     As of December 31, 1997, Aetna transferred to the Company $2.5 million based on its decision not to settle state tax liabilities for the years 1996 and 1997. This amount has been reported as an other increase in retained earnings.

     Substantially all of the administrative and support functions of the Company are provided by Aetna and its affiliates. The financial statements reflect allocated charges for these services based upon measures appropriate for the type and nature of service provided.

11.  Reinsurance

     The Company utilizes indemnity reinsurance agreements to reduce its exposure to large losses in all aspects of its insurance business. Such reinsurance permits recovery of a portion of losses from reinsurers, although it does not discharge the primary liability of the Company as direct insurer of the risks reinsured. The Company evaluates the financial strength of potential reinsurers and continually monitors the financial condition of reinsurers. Only those reinsurance recoverables deemed probable of recovery are reflected as assets on the Company's Consolidated Balance Sheets.

             AETNA LIFE INSURANCE AND ANNUITY COMPANY AND SUBSIDIARY
                       (A wholly owned subsidiary of Aetna
                           Retirement Holdings, Inc.)

             Notes to Consolidated Financial Statements (Continued)

11.  Reinsurance (Continued)

     The following table includes premium amounts ceded/assumed to/from affiliated companies as discussed in Note 10 above.

                                                         Ceded to       Assumed
                                              Direct      Other       from Other       Net
                                              Amount    Companies      Companies     Amount
                                                         (millions)
                                              -------  -------------  -----------  ---------
                              1997
                              ----
           Premiums:
              Life Insurance                   $ 35.7      $15.1         $177.4      $198.0
              Accident and Health Insurance       5.6        5.6             --          --
              Annuities                          67.9         --            1.2        69.1
                                              -------  -------------  -----------  ---------
                  Total earned premiums        $109.2      $20.7         $178.6      $267.1
                                              =======  =============  ===========  =========

                              1996
                              ----
           Premiums:
              Life Insurance                   $ 34.6      $11.2          $25.3      $ 48.7
              Accident and Health Insurance       6.3        6.3             --          --
              Annuities                          84.3         --            0.6        84.9
                                              -------  -------------  -----------  ---------
                  Total earned premiums        $125.2      $17.5          $25.9      $133.6
                                              =======  =============  ===========  =========

                              1995
                              ----
           Premiums:
              Life Insurance                   $ 28.8      $ 8.6          $28.0       $ 48.2
              Accident and Health Insurance       7.5        7.5             --           --
              Annuities                         164.0         --            0.5        164.5
                                              -------  -------------  -----------  ---------
                  Total earned premiums        $200.3      $16.1          $28.5       $212.7
                                              =======  =============  ===========  =========

12.  Commitments and Contingent Liabilities

     Commitments

     Through the normal course of investment operations, the Company commits to either purchase or sell securities or money market instruments at a specified future date and at a specified price or yield. The inability of counterparties to honor these commitments may result in either higher or lower replacement cost. Also, there is likely to be a change in the value of the securities underlying the commitments. At December 31, 1997, the Company had commitments to purchase investments of $38.7 million. The fair value of the investments at December 31, 1997 approximated $39.0 million.

             AETNA LIFE INSURANCE AND ANNUITY COMPANY AND SUBSIDIARY
                       (A wholly owned subsidiary of Aetna
                           Retirement Holdings, Inc.)

             Notes to Consolidated Financial Statements (Continued)

12.  Commitments and Contingent Liabilities (Continued)

     Litigation

     The Company is involved in numerous lawsuits arising, for the most part, in the ordinary course of its business operations. While the ultimate outcome of litigation against the Company cannot be determined at this time, after consideration of the defenses available to the Company and any related reserves established, it is not expected to result in liability for amounts material to the financial condition of the Company, although it may adversely affect results of operations in future periods.


13.  Segment Information (1)

     The Company's operations are reported through two major business segments:
     Financial Services and Individual Life Insurance. Summarized financial information for the Company's principal operations was as follows:

                                                1997         1996         1995
                                             ---------    ---------    ---------
                                                          (millions)
         Revenue:
           Financial Services                 $1,277.9     $1,195.1     $1,211.3
           Individual Life Insurance             620.4        445.7        407.9
                                             ---------    ---------    ---------
                Total revenue                 $1,898.3     $1,640.8     $1,619.2
                                             =========    =========    =========
         Income before income taxes: (2)
           Financial Services                   $188.2       $129.9       $160.1
           Individual Life Insurance             106.5         83.0        103.1
                                             ---------    ---------    ---------
                Total income before
                  income taxes                  $294.7       $212.9       $263.2
                                             =========    =========    =========
         Net income: (2)
           Financial Services                   $137.5        $94.3       $113.8
           Individual Life Insurance              67.8         55.9         62.1
                                             ---------    ---------    ---------
                Net income                      $205.3       $150.2       $175.9
                                             =========    =========    =========
         Assets under management: (3)
           Financial Services  (4)           $37,609.3    $27,268.1    $22,534.4
           Individual Life Insurance           3,096.1      2,830.5      2,590.9
                                             ---------    ---------    ---------
             Total assets under management    40,705.4    $30,098.6    $25,125.3
                                             =========    =========    =========

          (1) The 1996 results include severance and facilities charges of $30.7 million, after tax. Of this charge $21.5 million related to the Financial Services segment and $9.2 million related to the Individual Life Insurance segment.

          (2) Excludes any effect of the corporate facilities and severance charge recorded in 1996 which is not directly allocable to the Financial Services and Individual Life Insurance segments. (Refer to Note 7).

          (3) Excludes net unrealized capital gains (losses) of $551.5 million, $366.4 million and $797.1 million at December 31, 1997, 1996 and 1995, respectively.

          (4) The December 31, 1997 balance includes the transfer of $4,078.5 million of assets under management that were previously reported by an affiliate.

                                     PART II

                     INFORMATION NOT REQUIRED IN PROSPECTUS

                           UNDERTAKING TO FILE REPORTS

Subject to the terms and conditions of Section 15(d) of the Securities Exchange Act of 1934, the undersigned registrant hereby undertakes to file with the Securities and Exchange Commission such supplementary and periodic information, documents and reports as may be prescribed by any rule or regulation of the Commission heretofore or hereafter duly adopted pursuant to authority conferred in that section.

                        UNDERTAKING PURSUANT TO RULE 484

Insofar as indemnification for liability arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question of whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

                REPRESENTATION PURSUANT TO SECTION 26(e)(2)(A) OF
                       THE INVESTMENT COMPANY ACT OF 1940

Aetna Life Insurance and Annuity Company represents that the fees and charges deducted under the policies covered by this registration statement, in the aggregate, are reasonable in relation to the services rendered, the expenses expected to be incurred, and the risks assumed by the insurance company.

                  CONTENTS OF POST-EFFECTIVE AMENDMENT NO. 2 TO
                           THE REGISTRATION STATEMENT

This Post-Effective Amendment No. 2 to Registration Statement No. 333-15817 is comprised of the following papers and documents:

[bullet]  The facing sheet.
[bullet] One prospectus consisting of 91 pages for the Flexible Premium Group Variable Universal Life Insurance Policy for New York State United Teachers Benefit Trust
[bullet]  The undertaking to file reports

[bullet]  The undertaking pursuant to Rule 484
[bullet] Representation pursuant to Section 26(e)(2)(A) of the Investment Company Act of 1940
[bullet]  The signatures
[bullet]  Written consents of the following persons:
          A. Consent of Counsel (included as part of Exhibit No. 2 below)
          B. Actuarial Consent (included as part of Exhibit No. 6 below)
          C. Consent of Independent Auditors (included as Exhibit No. 7 below)

The following Exhibits:

    1. Exhibits required by paragraph A of instructions to exhibits for Form N-8B-2:

       (1)        Resolution establishing Variable Life Account B(1)
       (2)        Not Applicable
       (3)(i)     Master General Agent Agreement(1)
       (3)(ii)    Life Insurance General Agent Agreement(1)
       (3)(iii)   Broker Agreement(1)
       (3)(iv)    Life Insurance Broker-Dealer Agreement(1)
       (3)(v) Restated and Amended Third Party Administration and Transfer Agent Agreement(2)
       (4)        Not Applicable
       (5)(i)     Group Policy (70262-97)
       (5)(ii)    Certificate (70263-97) Under Group Policy
       (5)(iii)   Disability Benefit Rider (70264-97)
       (5)(iv)    Accelerated Death Benefit Rider (70265-97)
       (5)(v)     Accidental Death Benefit Rider (70266-97)
       (5)(vi)    Accelerated Death Benefit Disclosure Statement (DISC/NYSUT)
       (5)(vii)   Children Insurance Rider Term Insurance (70267-97)
       (6)(i) Certificate of Incorporation of Aetna Life Insurance and Annuity Company, Depositor(3)
       (6)(ii) Amendment of Certificate of Incorporation of Aetna Life Insurance and Annuity Company, Depositor(4)
       (6)(iii) By-Laws as amended September 17, 1997 of Aetna Life Insurance and Annuity Company(5)
       (7)        Not Applicable
       (8)(i) Fund Participation Agreement between Aetna Life Insurance and Annuity Company, Variable Insurance Products Fund and Fidelity Distributors Corporation dated February 1, 1994 and amended on December 15, 1994, February 1, 1995, May 1, 1995, January 1, 1996 and March 1, 1996(6)
       (8)(ii) Fifth Amendment dated as of May 1, 1997 to the Fund Participation Agreement between Aetna Life Insurance and Annuity Company, Variable Insurance Products Fund and Fidelity Distributors Corporation dated February 1, 1994 and amended on December 15, 1994, February 1, 1995, May 1, 1995, January 1, 1996 and March 1, 1996(6)

       (8)(iii) Sixth Amendment dated November 6, 1997 to the Fund Participation Agreement between Aetna Life Insurance and Annuity Company, Variable Insurance Products Fund and Fidelity Distributors Corporation dated February 1, 1994 and amended on December 15, 1994, February 1, 1995, May 1, 1995, January 1, 1996, March 1, 1996 and May 1, 1997(7)
       (8)(iv) Form of Seventh Amendment dated as of May 1, 1998 to the Fund Participation Agreement between Aetna Life Insurance and Annuity Company, Variable Insurance Products Fund and Fidelity Distributors Corporation dated February 1, 1994 and amended on December 15, 1994, February 1, 1995, May 1, 1995, January 1, 1996, March 1, 1996, May 1, 1997 and November 6, 1997(8)
       (8)(v) Fund Participation Agreement between Aetna Life Insurance and Annuity Company, Variable Insurance Products Fund II and Fidelity Distributors Corporation dated February 1, 1994 and amended on December 15, 1994, February 1, 1995, May 1, 1995, January 1, 1996 and March 1,1996(4)
       (8)(vi) Fifth Amendment dated as of May 1, 1997 to the Fund Participation Agreement between Aetna Life Insurance and Annuity Company, Variable Insurance Products Fund II and Fidelity Distributors Corporation dated February 1, 1994 and amended on December 15, 1994, February 1, 1995, May 1, 1995, January 1, 1996, and March 1, 1996(6)
       (8)(vii) Sixth Amendment dated as of January 20, 1998 to the Fund Participation Agreement between Aetna Life Insurance and Annuity Company, Variable Insurance Products Fund II and Fidelity Distributors Corporation dated February 1, 1994 and amended on December 15, 1994, February 1, 1995, May 1, 1995, January 1, 1996, March 1, 1996 and May 1, 1997(9)
       (8)(viii) Form of Seventh Amendment dated as of May 1, 1998 to the Fund Participation Agreement between Aetna Life Insurance and Annuity Company, Variable Insurance Products Fund II and Fidelity Distributors Corporation dated February 1, 1994 and amended on December 15, 1994, February 1, 1995, May 1, 1995, January 1, 1996, March 1, 1996, May 1, 1997 and January 20, 1998(8)
       (8)(ix) Service Agreement between Aetna Life Insurance and Annuity Company and Fidelity Investment Institutional Operations Company dated as of November 1, 1995(10)
       (8)(x) Amendment dated January 1,1997 to Service Agreement between Aetna Life Insurance and Annuity Company and Fidelity Investment Institutional Operations Company dated as of November 1, 1995(6)
       (8)(xi) Fund Participation Agreement among Janus Aspen Series and Aetna Life Insurance and Annuity Company and Janus Capital Corporation dated December 8, 1997(11)
       (8)(xii) Service Agreement between Janus Capital Corporation and Aetna Life Insurance and Annuity Company dated December 8, 1997(11)

       (8)(xiii) Fund Participation Agreement between Aetna Life Insurance and Annuity Company and Oppenheimer Variable Annuity Account Funds and Oppenheimer Funds, Inc.(12)
       (8)(xiv) Service Agreement between Oppenheimer Funds, Inc. and Aetna Life Insurance and Annuity Company(12)
       (9)        Not Applicable
       (10)(i) Application for Group Variable Universal Life Insurance (Application for Group Policy) (70262-1997NYAPP)
       (10)(ii)   Life Insurance Pre-APP (70272-97)
       (10)(iii)  Group Life Insurance Application (70272-97(A)ZNY)
       (10)(iv) Supplement (70268-97(5/98)) to Application for Variable Life Insurance
       (11)       Issuance, Transfer and Redemption Procedures(13)

    2. Opinion and Consent of Counsel
    3. Not Applicable
    4. Not Applicable
    5. Not Applicable
    6. Actuarial Opinion and Consent
    7. Consent of Independent Auditors
    8. Copy of Power of Attorney(8)

1. Incorporated by reference to Post-Effective Amendment No. 2 to Registration Statement on Form S-6 (File No. 33-76004), as filed electronically on February 16, 1996 (Accession No. 0000912057-96-002773).
2. Incorporated by reference to Post-Effective Amendment No. 5 to Registration Statement on Form S-6 (File No. 33-75248), as filed electronically on July 29, 1997 (Accession No. 0000950146-97-001104).
3. Incorporated by reference to Post-Effective Amendment No. 1 to Registration Statement on Form S-1 (File No. 33-60477), as filed electronically on April 15, 1996 (Accession No. 0000950146-96-000534).
4. Incorporated by reference to Post-Effective Amendment No. 12 to Registration Statement on Form N-4 (File No. 33-75964), as filed electronically on February 11, 1997 (Accession No. 0000950146-97-000159).
5. Incorporated by reference to Post-Effective Amendment No. 12 to Registration Statement on Form N-4 (File No. 33-91846), as filed electronically on October 30, 1997 (Accession No. 0000950146-97-001589).
6. Incorporated by Reference to Post-Effective Amendment No. 30 to Registration Statement on Form N-4 (File No. 33-34370), as filed electronically on September 29, 1997 (Accession No. 0000950146-97-001485).
7. Incorporated by Reference to Post-Effective Amendment No. 16 to Registration Statement on Form N-4 (File No. 33-75964), as filed electronically on February 9, 1998 (Accession No. 0000950146-98-000179).

8. Incorporated by reference to Post-Effective Amendment No. 9 to Registration Statement on Form N-4 (File No. 333-01107), as filed electronically on April 7, 1998 (Accession No. 0000950146-98-000564). In addition, a certified copy of the resolution adopted by the Depositor's Board of Directors authorizing filings pursuant to a power of attorney as required by Rule 478 under the Securities Act of 1933 is incorporated by reference to Post-Effective Amendment No. 5 to Registration Statement on Form N-4 (File No. 33-75986), as filed electronically on April 12, 1996 (Accession No. 0000912057-96-006383).
9. Incorporated by Reference to Post-Effective Amendment No. 7 to Registration Statement on Form S-6 (File No. 33-75248), as filed electronically on February 24, 1998 (Accession No. 0000950146-98-000267).
10. Incorporated by reference to Post-Effective Amendment No. 3 to Registration Statement on Form N-4 (File No. 33-88720), as filed electronically on June 28, 1996 (Accession No. 0000928389-96-00136).
11. Incorporated by reference to Post-Effective Amendment No. 10 to Registration Statement on Form N-4 (File No. 33-75992), as filed electronically on December 31, 1997 (Accession No. 0000950146-97-001982).
12. Incorporated by reference to Post-Effective Amendment No. 27 to Registration Statement on Form N-4 (File No. 33-34370), as filed electronically on April 16, 1997 (Accession No. 0000950146-97-000617).
13. Incorporated by reference to Registration Statement on Form S-6 (File No. 333-27337), as filed electronically on May 16, 1997 (Accession No. 0001029869-97-000636).

                                   SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the Registrant, Variable Life Account B of Aetna Life Insurance and Annuity Company, certifies that it meets the requirements of Securities Act Rule 485(b) for effectiveness of this Post-Effective Amendment to its Registration Statement on Form S-6 (File No. 333-15817) and has duly caused this Post-Effective Amendment No. 2 to its Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, and the seal of the Depositor to be hereunto affixed and attested, all in the City of Hartford, and State of Connecticut, on this 16th day of April, 1998.

                                                     VARIABLE LIFE ACCOUNT B OF
                                                     AETNA LIFE INSURANCE AND
                                                     ANNUITY COMPANY
                                                     (Registrant)

(SEAL)

ATTEST:/s/ Karen A. Peddle
       --------------------------------
       Karen A. Peddle
       Assistant Corporate Secretary

                                           By: AETNA LIFE INSURANCE AND
                                               ANNUITY COMPANY
                                               (Depositor)

                                           By: Thomas J. McInerney*
                                               ---------------------------
                                               Thomas J. McInerney
                                               Principal Executive Officer


Pursuant to the requirements of the Securities Act of 1933, this Post-Effective Amendment No. 2 to the Registration Statement has been signed below by the following persons in the capacities indicated and on the dates indicated.

Signature              Title                              Date
---------              -----                              ----

Thomas J. McInerney*   Director and President             )   April
--------------------   (Principal Executive Officer)      )   16, 1998
Thomas J. McInerney                                       )
                                                          )
Catherine H. Smith*    Director and Chief Financial       )
-------------------    Officer                            )
Catherine H. Smith                                        )

Signature              Title                              Date
---------              -----                              ----

Shaun P. Mathews*      Director                           )
-----------------                                         )
Shaun P. Mathews                                          )
                                                          )
Deborah Koltenuk*      Vice President and Treasurer,      )
-----------------      Corporate Controller               )
Deborah Koltenuk                                          )

By: /s/ Julie E. Rockmore
    -------------------------
    Julie E. Rockmore
    *Attorney-in-Fact

                             VARIABLE LIFE ACCOUNT B
                                  EXHIBIT INDEX


Exhibit No.  Exhibit                                                      Page
-----------  -------                                                      ----

99-1.1       Resolution of the Board of Directors of Aetna Life            *
             Insurance and Annuity Company establishing Variable Life
             Account B

99-1.3(i)    Master General Agent Agreement                                *

99-1.3(ii)   Life Insurance General Agent Agreement                        *

99-1.3(iii)  Broker-Dealer Agreement                                       *

99-1.3(iv)   Life Insurance Broker-Dealer Agreement                        *

99-1.3(v)    Restated and Amended Third Party Administration and           *
             Transfer Agent Agreement

99-1.5(i)    Group Policy (70262-97)                                     ______

99-1.5(ii)   Certificate (70263-97) Under Group Policy                   ______

99-1.5(iii)  Disability Benefit Rider (70264-97)                         ______

99-1.5(iv)   Accelerated Death Benefit Rider (70265-97)                  ______

99-1.5(v)    Accidental Death Benefit Rider (70266-97)                   ______

99-1.5(vi)   Accelerated Death Benefit Disclosure Statement              ______
             (DISC/NYSUT)

99-1.5(vii)  Children Insurance Rider Term Insurance (70267-97)          ______

99-1.6(i)    Certification of Incorporation of Aetna Life Insurance        *
             and Annuity Company

99-1.6(ii)   Amendment of Certificate of Incorporation of Aetna Life       *
             Insurance and Annuity Company Depositor

99-1.6(iii)  By-Laws as amended September 17, 1997 of Aetna Life           *
             Insurance and Annuity Company

*Incorporated by Reference

Exhibit No.  Exhibit                                                      Page
-----------  -------                                                      ----

99-1.8(i)    Fund Participation Agreement between Aetna Life Insurance     *
             and Annuity Company, Variable Insurance Products Fund and
             Fidelity Distributors Corporation dated February 1, 1994 and amended on December 15, 1994, February 1, 1995, May
             1, 1995, January 1, 1996 and March 1, 1996

99-1.8(ii)   Fifth Amendment dated as of May 1, 1997 to the Fund           *
             Participation Agreement between Aetna Life Insurance and
             Annuity Company, Variable Insurance Products Fund and
             Fidelity Distributors Corporation dated February 1, 1994 and amended on December 15, 1994, February 1, 1995, May
             1, 1995, January 1, 1996 and March 1, 1996

99-1.8(iii)  Sixth Amendment dated November 6, 1997 to the Fund            *
             Participation Agreement between Aetna Life Insurance and
             Annuity Company, Variable Insurance Products Fund and
             Fidelity Distributors Corporation dated February 1, 1994 and amended on December 15, 1994, February 1, 1995, May
             1, 1995, January 1, 1996, March 1, 1996 and May 1, 1997

99-1.8(iv)   Form of Seventh Amendment dated as of May 1, 1998 to the      *
             Fund Participation Agreement between Aetna Life Insurance and Annuity Company, Variable Insurance Products Fund and
             Fidelity Distributors Corporation dated February 1, 1994 and amended on December 15, 1994, February 1, 1995, May
             1, 1995, January 1, 1996, March 1, 1996, May 1, 1997 and
             November 6, 1997

99-1.8(v)    Fund Participation Agreement between Aetna Life Insurance     *
             and Annuity Company, Variable Insurance Products Fund II and Fidelity Distributors Corporation dated February 1,
             1994 and amended on December 15, 1994, February 1, 1995,
             May 1, 1995, January 1, 1996 and March 1,1996

*Incorporated by reference

Exhibit No.  Exhibit                                                      Page
-----------  -------                                                      ----

99-1.8(vi)   Fifth Amendment dated as of May 1, 1997 to the Fund           *
             Participation Agreement between Aetna Life Insurance and
             Annuity Company, Variable Insurance Products Fund II and
             Fidelity Distributors Corporation dated February 1, 1994 and amended on December 15, 1994, February 1, 1995, May
             1, 1995, January 1, 1996, and March 1, 1996

99-1.8(vii)  Sixth Amendment dated as of January 20, 1998 to the Fund      *
             Participation Agreement between Aetna Life Insurance and
             Annuity Company, Variable Insurance Products Fund II and
             Fidelity Distributors Corporation dated February 1, 1994 and amended on December 15, 1994, February 1, 1995, May
             1, 1995, January 1, 1996, March 1, 1996 and May 1, 1997

99-1.8(viii) Form of Seventh Amendment dated as of May 1, 1998 to the      *
             Fund Participation Agreement between Aetna Life Insurance and Annuity Company, Variable Insurance Products Fund II and Fidelity Distributors Corporation dated February 1,
             1994 and amended on December 15, 1994, February 1, 1995,
             May 1, 1995, January 1, 1996, March 1, 1996, May 1, 1997
             and January 20, 1998

99-1.8(ix)   Service Agreement between Aetna Life Insurance and            *
             Annuity Company and Fidelity Investment Institutional
             Operations Company dated as of November 1, 1995

99-1.8(x)    Amendment dated January 1, 1997 to Service Agreement          *
             between Aetna Life Insurance and Annuity Company and
             Fidelity Investment Institutional Operations Company dated as of November 1, 1995

99-1.8(xi)   Fund Participation Agreement among Janus Aspen Series and     *
             Aetna Life Insurance and Annuity Company and Janus
             Capital Corporation dated December 8, 1997

99-1.8(xii)  Service Agreement between Janus Capital Corporation and       *
             Aetna Life Insurance and Annuity Company dated December
             8, 1997

*Incorporated by reference

Exhibit No.  Exhibit                                                      Page
-----------  -------                                                      ----

99-1.8(xiii) Fund Participation Agreement between Aetna Life Insurance     *
             and Annuity Company and Oppenheimer Variable Annuity
             Account Funds and Oppenheimer Funds, Inc.

99-1.8(xiv)  Service Agreement between Oppenheimer Funds, Inc. and         *
             Aetna Life Insurance and Annuity Company

99-1.10(i)   Application for Group Variable Universal Life Insurance    ______
             (Application for Group Policy) (70262-1997NYAPP)

99-1.10(ii)  Life Insurance Pre-APP (70272-97)                          ______

99-1.10(iii) Group Life Insurance Application (70272-97(A)ZNY)          ______

99-1.10(iv)  Supplement (70268-97(5/98)) to Application for Variable    ______
             Life Insurance

99-1.11      Issuance, Transfer and Redemption Procedures                  *

99-2         Opinion and Consent of Counsel                             ______

99-6         Actuarial Opinion and Consent                              ______

99-7         Consent of Independent Auditors                            ______

99-8         Copy of Power of Attorney                                     *

*Incorporated by reference